EXHIBIT 10.45

FIFTH AMENDMENT TO CREDIT AGREEMENT AND

FIRST AMENDMENT TO SECURITY AGREEMENT

This FIFTH AMENDMENT TO CREDIT AGREEMENT AND FIRST AMENDMENT TO SECURITY AGREEMENT (this “Amendment”) is made as of March 31, 2023 (the “Effective Date”), among GOODNESS GROWTH HOLDINGS, INC. (formerly known as Vireo Health International, Inc.), a British Columbia corporation (“Parent”), the other Borrowers (as defined in the hereinafter-defined Credit Agreement), the Lenders (as defined in the Credit Agreement) party hereto, and CHICAGO ATLANTIC ADMIN, LLC, a Delaware limited liability company, as administrative agent (in such capacity, together with its successors and assigns in such capacity, “Administrative Agent”) and as collateral agent (in such capacity, together with its successors and assigns in such capacity, “Collateral Agent”, and together with Administrative Agent, collectively, “Agents” and each, an “Agent”).

RECITALS

WHEREAS, reference is made to that certain Credit Agreement dated as of March 25, 2021, as amended by that certain Omnibus First Amendment to Credit Agreement and Security Agreement dated as of November 1, 2021 (the “First Amendment”), that certain Second Amendment to Credit Agreement dated as of November 18, 2021 (the “Second Amendment”), that certain Third Amendment to Credit Agreement dated as of January 31, 2022 (the “Third Amendment”), and that certain Fourth Amendment to Credit Agreement dated as of March 3, 2022 (the “Fourth Amendment”; the Credit Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment, the “Existing Credit Agreement”), and this Amendment (the Existing Credit Agreement, as amended by this Amendment, and as further amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms in the Credit Agreement), among the Borrowers party thereto, the other Credit Parties from time to time party thereto, the Lenders from time to time party thereto and Agents; and

WHEREAS, the Credit Parties have requested that Agents and the Lenders agree to amend certain provisions of the Credit Agreement and the Security Agreement, and, subject to the terms and conditions of this Amendment, Agents and the Lenders have agreed to such request;

NOW, THEREFORE, in consideration of the terms and mutual covenants set forth in this Amendment, the receipt and sufficiency which is hereby acknowledged by the parties, the parties, intending to be legally bound, agree as follows:

1.Amendments to Credit Agreement.  Subject to the satisfaction of the conditions precedent set forth in Section 5 hereof, (a) the Existing Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in Annex A attached hereto and (b) Schedules 1.01 and 12.02 to the Existing Credit Agreement are hereby amended and restated as set forth in Annex A attached hereto.  For the avoidance of doubt, all other Schedules, and all Exhibits, to the Existing Credit Agreement shall not be modified or otherwise affected by this Amendment.
2.Amendment to Security Agreement.  Subject to the satisfaction of the conditions precedent set forth in Section 5 hereof, Schedule 3 to the Security Agreement are hereby amended and restated as set forth in Annex B attached hereto.  For the avoidance of doubt, all other Schedules, and all Annexes, to the Security Agreement shall not be modified or otherwise affected by this Amendment.
3.Representations, Warranties and Acknowledgments of Borrowers.  In order to induce the Lenders and Agents to enter into this Amendment and to induce the Lenders to continue to make the

Loans under the Credit Agreement, each Borrower hereby represents and warrants to the Lenders and Agents on and as of the date of this Amendment that:
(a)Each Borrower (i) is a duly organized or formed and validly existing limited liability company or other registered entity in good standing under the laws of the jurisdiction of its organization and has the corporate or other organizational power and authority to own its property and assets and to transact the business in which it is engaged and (ii) has duly qualified and is authorized to do business and is in good standing in all jurisdictions where it does business or owns assets, except, in the case of this clause (ii), where the failure to be so qualified could not reasonably be expected to result in a Material Adverse Effect.
(b)Each Borrower has the corporate or other organizational power and authority to execute, deliver and carry out the terms and provisions of this Amendment and the other Credit Documents to which it is a party and has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Amendment and the other Credit Documents to which it is a party. Each Borrower has duly executed and delivered this Amendment and the other Credit Documents to which it is a party and such Credit Documents constitute the legal, valid and binding obligation of such Borrower enforceable against each Borrower that is a party thereto in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, moratorium, examinership, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law).
(c)None of (x) the execution, delivery and performance by any Borrower of this Amendment or the other Credit Documents to which it is a party and compliance with the terms and provisions thereof or (y) the consummation of the transactions contemplated hereby (including the  or by the other Credit Documents will (i) contravene any applicable provision of any material Applicable Law of any Governmental Authority or the policies of the CSE, (ii) result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of any Credit Party (other than Liens created under the Credit Documents) pursuant to, (A) the terms of any material indenture, loan agreement, lease agreement, mortgage or deed of trust, or (B) any other Material Contract of any Consolidated Company, in the case of any of clauses (A) and (B) to which any Borrower is a party or by which it or any of its property or assets is bound or (iii) violate any provision of the Organization Documents or Permit of any Borrower, except with respect to any conflict, breach or contravention or default (but not creation of Liens) referred to in clause (ii), to the extent that such conflict, breach, contravention or default could not reasonably be expected to have a Material Adverse Effect.
(d)No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority, the CSE or other Person, and no consent or approval under any contract or instrument (other than (a) those that have been duly obtained or made and which are in full force and effect, or if not obtained or made, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect, (b) the filing of UCC financing statements, PPSA registrations and other equivalent filings for foreign jurisdictions, and (c) the filings or other actions necessary to perfect Liens under the Credit Documents) is required for the consummation of the transactions contemplated hereby or the due execution, delivery or performance by any Credit Party of any Credit Document to which it is a party, or for the due execution, delivery or performance of the Credit Documents, in each case by any of the Credit Parties party thereto.  There does not exist any judgment, order, injunction or other restraint issued or filed with respect to the transactions contemplated by the Credit Documents, the consummation

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of the Transactions, the making of the Loans or the performance by the Credit Parties or any of their respective Subsidiaries of their Obligations under the Credit Documents.
(e)The representations and warranties of each Borrower set forth in the Credit Agreement and in any other Credit Document are true and correct in all material respects (or, in the case of any such representation or warranty already qualified by materiality, in all respects) on and as of the date hereof (or, in the case of any such representation or warranty expressly stated to have been made as of a specific date, as of such specific date).
(f)After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.
4.Reaffirmation of Obligations.  Each Borrower hereby (a) reaffirms and confirms (i) the execution and delivery of, and all of its obligations under, the Credit Documents to which it is a party, including, without limitation, the Credit Agreement and the Security Agreement, and agrees that this Amendment does not operate to reduce or discharge any Borrower’s obligations under such Credit Documents or constitute a novation of any indebtedness or other obligations under any Credit Documents, and (ii) its guarantees, pledges, grants and other undertakings under the Credit Agreement and the other Credit Documents to which it is a party, (b) agrees that (i) each Credit Document to which it is a party shall continue to be in full force and effect and (ii) all guarantees, pledges, grants and other undertakings thereunder shall continue to be in full force and effect and shall accrue to the benefit of the Secured Parties, and (c) reaffirms and confirms the continuing security interests in its respective assets granted in favor of the Collateral Agent pursuant to each of the Security Documents.  Each Borrower hereby acknowledges and consents to the transactions contemplated by, and the execution and delivery of, this Amendment and the other Credit Documents.
5.Conditions Precedent to Effectiveness.  This Amendment shall become effective as of the Effective Date when, and only when, the Administrative Agent shall have received the following, in form and substance satisfactory to Administrative Agent:
(a)counterparts of this Amendment, duly executed by an Authorized Officer of each Borrower, Agents and the Lenders;
(b)resolutions of each Borrower’s board of managers/directors (or other managing body, in the case of a Person that is not a corporation) then in full force and effect expressly and specifically authorizing, to the extent relevant, all aspects of this Amendment and the execution, delivery and performance of this Amendment and each other Credit Document to which such Borrower is a party; and
(c)such other documents that Administrative Agent may reasonably request.
6. No Novation or Waiver.  Except as expressly set forth herein, this Amendment is not intended to be, nor shall it be construed to create, a nullification, discharge, waiver or release of any obligation incurred in connection with the Notes, the Credit Agreement and/or any other Credit Documents, or to waive or release any collateral given by Borrowers to secure the Notes, nor shall this Amendment be deemed or considered to operate as a novation of the Notes, the Credit Agreement or the other Credit Documents.  This Amendment shall not constitute a modification of the Credit Agreement or any of the other Credit Documents or a course of dealing with Agents or the Lenders at variance with the Credit Agreement or the other Credit Documents such as to require further notice by the Administrative Agent or the Lenders to require strict compliance with the terms of the Credit Agreement and the other Credit Documents in the future, except as expressly set forth herein.  Each Borrower acknowledge and expressly agree that Agents and the Lenders reserve the right to, and do in fact, require strict compliance with all terms and provisions of the Credit Agreement and the other Credit Documents.  Except to the extent of any

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express conflict with this Amendment, all of the terms and conditions of the Notes, the Credit Agreement and the other Credit Documents shall remain in full force and effect, and the same are hereby expressly approved, ratified and confirmed.  In the event of any express conflict between the terms and conditions of the Notes, the Credit Agreement or the other Credit Documents and this Amendment, this Amendment shall be controlling and the terms and conditions of such other documents shall be deemed to be amended to conform with this Amendment.
7.Incorporation by Reference. Sections 12.05, 12.13 and 12.15 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis, as if such Sections were set forth in full herein.
8.Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
9.Reference to and Effect on the Credit Agreement and the Other Credit Documents. On and after the date hereof, (a) each reference in the Credit Agreement to “this Agreement”, “hereunder”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Existing Credit Agreement as amended by this Amendment, and (b) each reference in the Security Agreement to “this Agreement”, “hereunder”, “herein” or words of like import referring to the Security Agreement, and each reference in the other Credit Documents to the “Security Agreement”, “thereunder”, “thereof” or words of like import referring to the Security Agreement shall mean and be a reference to the Security Agreement as amended by this Amendment.  Except as specifically amended by this Amendment, the Existing Credit Agreement and the Security Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed and this Amendment shall not be considered a novation. The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or any Lender under, the Credit Agreement, the Security Agreement or any of the other Credit Documents. This Amendment shall be deemed to be a Credit Document as defined in the Credit Agreement.
10.Governing Law. This Amendment and the rights and obligations of the parties hereunder shall be governed by, and construed and interpreted in accordance with, the law of the State of Illinois, without reference to conflicts of law provisions which would result in the application of the laws of any other jurisdiction.
11.Amendment, Modification and Waiver. This Amendment may not be amended and no provision hereof may be waived except pursuant to a writing signed by each of the parties hereto.
12.Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
13.Counterparts.
(a)This Amendment may be executed in any number of counterpart signature pages, and by the different parties on different counterparts, each of which when executed shall be deemed an original but all such counterparts taken together shall constitute one and the same instrument. This Amendment will be deemed executed by the parties hereto when each has signed it and delivered its executed signature page to Administrative Agent by facsimile transmission, electronic transmission or physical delivery. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (e.g., “pdf,” “tif” or DocuSign) format shall be effective as delivery of a manually executed

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counterpart of this Amendment.  No party hereto shall raise the use of digital imaging, DocuSign or electronic mail to deliver a signature or the fact that any signature was transmitted or communicated through the use of a facsimile machine or digital imaging and electronic mail as a defense to the formation of a contract and each such party forever waives any such defense.
(b)The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the Illinois State Electronic Commerce Security Act, any other similar state laws based on the Uniform Electronic Transactions Act, Parts 2 and 3 of the Personal Information Protection and Electronic Documents Act (Canada), the Electronic Commerce Act, 2000 (Ontario), or any other similar federal or provincial laws based on the Uniform Electronic Commerce Act of the Uniform Law Conference of Canada or its Uniform Electronic Evidence Act, as the case may be.
14.Construction.  This Amendment has been prepared through the joint efforts of all of the parties hereto.  Neither the provisions of this Amendment, nor any alleged ambiguity herein, shall be interpreted or resolved against any party on the grounds that such party or its counsel drafted this Amendment, or based on any other rule of strict construction.  Each of the parties represents that such party has carefully read this Amendment and that such party knows the contents hereof and has signed the same freely and voluntarily.
15.Entire Agreement.  This Amendment and the other Credit Documents constitute the entire agreement and understanding between the parties hereto with respect to the transactions contemplated hereby and thereby and supersede all prior negotiations, understandings and agreements between such parties with respect to such transactions.
16.Credit Document.  This Amendment shall be deemed to be a Credit Document for all purposes.

[Remainder of page intentionally left blank.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered effective as of the Effective Date.

BORROWERS:

GOODNESS GROWTH HOLDINGS, INC.

By:_/Joshua Rosen/___________________
Name: Joshua Rosen
Title: Authorized Officer

VIREO HEALTH, INC.

By:_/Joshua Rosen/___________________
Name: Joshua Rosen
Title: Authorized Officer

VIREO HEALTH OF MINNESOTA, LLC

By:_/Joshua Rosen/___________________
Name: Joshua Rosen
Title: Authorized Officer

VIREO HEALTH OF NEW YORK LLC

By:_/Joshua Rosen/___________________
Name: Joshua Rosen
Title: Authorized Officer

MARYMED LLC

By:_/Joshua Rosen/___________________
Name: Joshua Rosen
Title: Authorized Officer

RESURGENT BIOSCIENCES, INC.

By:_/Joshua Rosen/___________________
Name: Joshua Rosen
Title: Authorized Officer

Fifth Amendment to Credit Agreement and First Amendment to Security Agreement

VIREO HEALTH OF PUERTO RICO, LLC

By:_/Joshua Rosen/___________________
Name: Joshua Rosen
Title: Authorized Officer

VIREO HEALTH DE PUERTO RICO LLC

By:_/Joshua Rosen/___________________
Name: Joshua Rosen
Title: Authorized Officer

XAAS AGRO, INC.

By:_/Joshua Rosen/___________________
Name: Joshua Rosen
Title: Authorized Officer

VIREO HEALTH OF NEVADA I, LLC

By:_/Joshua Rosen/___________________
Name: Joshua Rosen
Title: Authorized Officer

MJ DISTRIBUTING C201, LLC

By:_/Joshua Rosen/___________________
Name: Joshua Rosen
Title: Authorized Officer

MJ DISTRIBUTING P132, LLC

By:_/Joshua Rosen/___________________
Name: Joshua Rosen
Title: Authorized Officer

VIREO HEALTH OF ARIZONA, LLC

By:_/Joshua Rosen/___________________
Name: Joshua Rosen
Title: Authorized Officer

Fifth Amendment to Credit Agreement and First Amendment to Security Agreement

ELEPHANT HEAD FARM, LLC

By:_/Joshua Rosen/___________________
Name: Joshua Rosen
Title: Authorized Officer

RETAIL MANAGEMENT ASSOCIATES, LLC

By:_/Joshua Rosen/___________________
Name: Joshua Rosen
Title: Authorized Officer

VIREO HEALTH OF MASSACHUSETTS, LLC

By:_/Joshua Rosen/___________________
Name: Joshua Rosen
Title: Authorized Officer

VERDANT GROVE, LLC

By:_/Joshua Rosen/___________________
Name: Joshua Rosen
Title: Authorized Officer

MAYFLOWER BOTANICALS, INC.

By:_/Joshua Rosen/___________________
Name: Joshua Rosen
Title: Authorized Officer

VIREO HEALTH OF NEW MEXICO, LLC

By:_/Joshua Rosen/___________________
Name: Joshua Rosen
Title: Authorized Officer

VIREO OF CHARM CITY, LLC

By:_/Joshua Rosen/___________________
Name: Joshua Rosen
Title: Authorized Officer

Fifth Amendment to Credit Agreement and First Amendment to Security Agreement

EHF CULTIVATION MANAGEMENT LLC

By:_/Joshua Rosen/___________________
Name: Joshua Rosen
Title: Authorized Officer

Fifth Amendment to Credit Agreement and First Amendment to Security Agreement

ADMINISTRATIVE AGENT AND COLLATERAL AGENT:

CHICAGO ATLANTIC ADMIN, LLC

By: /John Mazarakis/
Name: John Mazarakis

Title: Authorized Person

LENDERS:

CHICAGO ATLANTIC LINCOLN, LLC

By: Chicago Atlantic Real Estate Finance, Inc., its sole member

By: /John Mazarakis/

Name: John Mazarakis

Title: Co-President

CHICAGO ATLANTIC CREDIT COMPANY, LLC

By: /John Mazarakis/

Name: John Mazarakis

Title: Authorized Person

Fifth Amendment to Credit Agreement and First Amendment to Security Agreement

Page

ANNEX A

AMENDED CREDIT AGREEMENT AND SCHEDULES 1.01 AND 12.02

11

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Page

CREDIT AGREEMENT

among

~~VIREO HEALTH INTERNATIONAL, INC.~~GOODNESS GROWTH HOLDINGS, INC. (f/k/a Vireo Health International, Inc.)

and CERTAIN OF its subsidiaries party hereto,

as Borrowers,

the Persons from time to time party hereto as Guarantors,

the Lenders from time to time party hereto

and

CHICAGO ATLANTIC ADMIN, LLC,
as Administrative Agent and Collateral Agent

Dated as of March 25, 2021

Green Ivy Capital, LLC,

as Lead Arranger

As amended by that certain Omnibus First Amendment to Credit Agreement and Security Agreement dated November 1, 2021, that certain Second Amendment to Credit Agreement dated as of November 18, 2021, that certain Third Amendment to Credit Agreement dated as of January 31, 2022, ~~and~~ that certain Fourth Amendment to Credit Agreement dated as of March 3, 2022, and that certain Fifth Amendment to Credit Agreement dated as of March 31, 2023.

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~~21626663v.1~~21738250v.2

TABLE OF CONTENTS

Pages

ARTICLE I Definitions2

SECTION 1.01Defined Terms2

SECTION 1.02Other Interpretive Provisions27

SECTION 1.03Accounting Terms and Principles28

SECTION 1.04Rounding29

SECTION 1.05References to Agreements, Laws, Etc29

SECTION 1.06Times of Day29

SECTION 1.07Timing of Payment of Performance29

SECTION 1.08Corporate Terminology29

ARTICLE II Amount and Terms of Loans29

SECTION 2.01Loans29

SECTION 2.02Disbursement of Funds; Original Issue Discount.30

SECTION 2.03Payment of Loans; Evidence of Debt.31

SECTION 2.04Interest.32

SECTION 2.05Multiple Borrowers~~33~~32

SECTION 2.06Borrower Representative33

SECTION 2.07Fees.33

ARTICLE III Mandatory Reduction of Commitments;Extension of the Delayed Draw Maturity Date and the Maturity Date34

SECTION 3.01Mandatory Reduction of Commitments34

SECTION 3.02Extension of the Delayed Draw Maturity Date and the Maturity Date34

ARTICLE IV Payments34

SECTION 4.01Voluntary Prepayments34

SECTION 4.02Mandatory Prepayments.~~34~~35

SECTION 4.03Payment of Obligations; Method and Place of Payment.~~36~~37

SECTION 4.04Taxes~~37~~38

SECTION 4.05Computations of Interest and Fees~~40~~41

SECTION 4.06Maximum Interest.~~40~~41

ARTICLE V Conditions Precedent to Loans~~41~~42

SECTION 5.01Initial Delayed Draw Term Loan~~41~~42

SECTION 5.02Loans Made after Closing Date~~45~~46

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ARTICLE VI Guarantee~~47~~48

SECTION 6.01Guarantee~~47~~48

SECTION 6.02Right of Contribution~~48~~49

SECTION 6.03No Subrogation~~48~~49

SECTION 6.04Modification of the Guarantor Obligations49

SECTION 6.05Guarantee Absolute and Unconditional49

SECTION 6.06Reinstatement50

SECTION 6.07Payments50

SECTION 6.08Taxes50

ARTICLE VII Representations, Warranties and Agreements50

SECTION 7.01Status~~50~~51

SECTION 7.02Power and Authority~~50~~51

SECTION 7.03No Violation51

SECTION 7.04Litigation, Labor Controversies, Etc51

SECTION 7.05Use of Proceeds; Regulations U and X~~51~~52

SECTION 7.06Approvals, Consents, Etc~~51~~52

SECTION 7.07Investment Company Act52

SECTION 7.08Accuracy of Information.52

SECTION 7.09Financial Condition; Financial Statements~~52~~53

SECTION 7.10Tax Returns and Payments~~52~~53

SECTION 7.11Benefit Plans53

SECTION 7.12Subsidiaries~~53~~54

SECTION 7.13Intellectual Property; Licenses, Etc~~53~~54

SECTION 7.14Environmental Warranties54

SECTION 7.15Ownership of Properties55

SECTION 7.16No Default~~55~~56

SECTION 7.17Solvency~~55~~56

SECTION 7.18Locations of Offices, Records and Collateral~~55~~56

SECTION 7.19Compliance with Laws and Permits; Authorizations.56

SECTION 7.20No Material Adverse Effect~~56~~57

SECTION 7.21Contractual or other Restrictions~~56~~57

SECTION 7.22Collective Bargaining Agreements~~56~~57

SECTION 7.23Insurance57

SECTION 7.24Evidence of other Indebtedness57

SECTION 7.25Deposit Accounts and Securities Accounts57

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SECTION 7.26Absence of any Undisclosed Liabilities57

SECTION 7.27Material Contracts and Regulatory Matters~~57~~58

SECTION 7.28Anti-Terrorism Laws~~57~~58

SECTION 7.29Conduct of Business58

SECTION 7.30Transactions with Affiliates58

SECTION 7.31Canadian Securities Law Matters.~~58~~59

ARTICLE VIII Affirmative Covenants59

SECTION 8.01Financial Information, Reports, Notices and Information59

SECTION 8.02Books, Records and Inspections~~62~~63

SECTION 8.03Maintenance of Insurance63

SECTION 8.04Payment of Taxes63

SECTION 8.05Maintenance of Existence; Compliance with Laws, Etc63

SECTION 8.06Environmental Compliance.~~63~~64

SECTION 8.07Maintenance of Properties~~64~~65

SECTION 8.08Additional Credit Parties65

SECTION 8.09Use of Proceeds~~65~~66

SECTION 8.10Further Assurances66

SECTION 8.11Collateral Access Agreements~~66~~67

SECTION 8.12Bank Accounts.~~66~~67

SECTION 8.13Sanctions; Anti-Corruption Laws.67

SECTION 8.14Regulatory Matters~~67~~68

SECTION 8.15Annual Lender Meeting.68

SECTION 8.16Canadian Securities Law Matters~~.~~68

SECTION 8.17~~Post-Closing Matters~~New York Disposition [Redacted]68

SECTION 8.18Triggering Event [Redacted]68

SECTION 8.19Meetings; Representatives.69

SECTION 8.20Post-Closing Matters.69

ARTICLE IX Negative Covenants~~68~~70

SECTION 9.01Limitation on Indebtedness~~69~~70

SECTION 9.02Limitation on Liens~~70~~71

SECTION 9.03Consolidation, Merger, Etc~~72~~73

SECTION 9.04Permitted Dispositions~~72~~73

SECTION 9.05Investments~~74~~75

SECTION 9.06ERISA~~75~~76

SECTION 9.07Restricted Payments~~75~~76

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SECTION 9.08Payments and Modification of Certain Agreements.~~76~~77

SECTION 9.09Sale and Leaseback; Build-to-Suit Lease~~76~~77

SECTION 9.10Transactions with Affiliates~~76~~78

SECTION 9.11Restrictive Agreements, Etc~~77~~78

SECTION 9.12Hedging Agreements~~77~~78

SECTION 9.13Changes in Business and Fiscal Year~~77~~79

SECTION 9.14Financial Covenants~~78~~79

SECTION 9.15Operations of Parent~~78~~79

ARTICLE X Events of Default~~78~~80

SECTION 10.01Listing of Events of Default~~78~~80

SECTION 10.02Remedies Upon Event of Default~~81~~82

SECTION 10.03Right to Cure Certain Covenant Violations~~81~~83

ARTICLE XI Agents~~82~~84

SECTION 11.01Appointment~~82~~84

SECTION 11.02Delegation of Duties~~83~~85

SECTION 11.03Exculpatory Provisions~~83~~85

SECTION 11.04Reliance by Agents~~83~~85

SECTION 11.05Notice of Default~~84~~85

SECTION 11.06Non-Reliance on Agents and other Lenders~~84~~86

SECTION 11.07Indemnification~~85~~86

SECTION 11.08Agent in Its Individual Capacity~~85~~86

SECTION 11.09Successor Agents~~85~~87

SECTION 11.10Agents Generally~~85~~87

SECTION 11.11Restrictions on Actions by Secured Parties; Sharing of Payments.~~86~~87

SECTION 11.12Agency for Perfection~~87~~88

SECTION 11.13Enforcement by Agents~~87~~88

SECTION 11.14Credit Parties Not Beneficiaries~~87~~89

SECTION 11.15Intercreditor and Subordination Agreements~~87~~89

ARTICLE XII Miscellaneous~~87~~89

SECTION 12.01Amendments and Waivers~~87~~89

SECTION 12.02Notices and Other Communications; Facsimile Copies.~~88~~90

SECTION 12.03No Waiver; Cumulative Remedies~~89~~90

SECTION 12.04Survival of Representations and Warranties~~89~~91

SECTION 12.05Payment of Expenses and Taxes; Indemnification~~89~~91

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SECTION 12.06Successors and Assigns; Participations and Assignments; Replacement of Lenders.~~90~~92

SECTION 12.07Pledge of Loans~~93~~95

SECTION 12.08Adjustments; Set-off~~94~~95

SECTION 12.09Counterparts~~94~~96

SECTION 12.10Severability~~95~~96

SECTION 12.11Integration~~95~~96

SECTION 12.12GOVERNING LAW~~95~~96

SECTION 12.13Submission to Jurisdiction; Waivers~~95~~97

SECTION 12.14Acknowledgments~~96~~97

SECTION 12.15WAIVERS OF JURY TRIAL~~96~~98

SECTION 12.16Confidentiality~~96~~98

SECTION 12.17Press Releases, Etc~~98~~100

SECTION 12.18Releases of Guarantees and Liens~~98~~100

SECTION 12.19USA Patriot Act~~99~~100

SECTION 12.20No Fiduciary Duty~~99~~100

SECTION 12.21Authorized Officers~~99~~100

SECTION 12.22Subordination of Intercompany Indebtedness~~99~~101

SECTION 12.23Electronic Communication~~99~~101

SECTION 12.24Original Issue Discount~~100~~101

SECTION 12.25Tax Treatment~~100~~101

ARTICLE XIII Additional Covenants and Agreements.~~100~~102

SECTION 13.01Cannabis Laws~~100~~102

SCHEDULES

Schedule 1.01Commitments

Schedule 2.01(c)Delayed Draw Term Loans Draw Schedule

Schedule 7.04Litigation, Labor Controversies, Etc.

Schedule 7.11Benefit Plans
Schedule 7.12Subsidiaries
Schedule 7.13Intellectual Property, Licenses, Etc.
Schedule 7.14Environmental Warranties
Schedule 7.15Ownership of Properties

Schedule 7.18Locations of Offices, Records and Collateral

Schedule 7.19Regulatory Licenses
Schedule 7.21Contractual or other Restrictions
Schedule 7.22Collective Bargaining Agreements
Schedule 7.24Evidence of other Indebtedness
Schedule 7.25Deposit Accounts and Securities Accounts
Schedule 7.27Material Contracts and Regulatory Matters

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Schedule 7.29Sales Tracking Software

Schedule 9.02Permitted Liens
Schedule 9.05Investments

Schedule 9.10Transactions with Affiliates
Schedule 12.02General (Addresses for Notices)

EXHIBITS

Exhibit AForm of Assignment and Acceptance
Exhibit BForm of Compliance Certificate

Exhibit CForm of Credit Agreement Joinder

Exhibit DForm of Note

~~21626663v.1~~21738250v.2

CREDIT AGREEMENT

THIS CREDIT AGREEMENT, dated as of March 25, 2021, is among GOODNESS GROWTH HOLDINGS, INC. (f/k/a Vireo Health International, Inc.), a corporation existing under the laws of the Province of British Columbia (“Parent”), VIREO HEALTH, INC., a Delaware corporation (“Vireo Health”), VIREO HEALTH OF MINNESOTA, LLC, a Minnesota limited liability company (“Vireo Minnesota”), VIREO HEALTH OF NEW YORK LLC, a New York limited liability company (“Vireo NY”), MARYMED LLC, a Maryland limited liability company (“MaryMed”), RESURGENT BIOSCIENCES, INC., a Delaware corporation (“Resurgent”), VIREO HEALTH OF PUERTO RICO, LLC, a Delaware limited liability company (“Vireo PR”), VIREO HEALTH DE PUERTO RICO LLC, a Puerto Rico limited liability company (“Vireo de Puerto Rico”), XAAS AGRO, INC., a Puerto Rico limited liability company (“Xaas”), VIREO HEALTH OF NEVADA I, LLC, a Nevada limited liability company (“Vireo Nevada”), MJ DISTRIBUTING C201, LLC, a Nevada limited liability company (“MJ C201”), MJ DISTRIBUTING P132, LLC, a Nevada limited liability company (“MJ P132”), VIREO HEALTH OF ARIZONA, LLC, a Delaware limited liability company (“Vireo Arizona”), ELEPHANT HEAD FARM, LLC, an Arizona limited liability company (“Elephant Head”), RETAIL MANAGEMENT ASSOCIATES, LLC, an Arizona limited liability company (“Retail Management”), Vireo Health of Massachusetts, LLC, a Delaware limited liability company (“Vireo Massachusetts”), Verdant Grove, LLC, a Delaware limited liability company (“Verdant Grove”), Mayflower Botanicals, Inc., a Massachusetts corporation (“Mayflower”), Vireo Health of New Mexico, LLC, a Delaware limited liability company (“Vireo NM;” together with Parent, Vireo Health, Vireo Minnesota, Vireo NY, MaryMed, Resurgent, Vireo PR, Vireo de Puerto Rico, Xaas, Vireo Nevada, MJ C201, MJ P132, Vireo Arizona. Elephant Head, Retail Management, Vireo Massachusetts, Verdant Grove, Mayflower, Vireo NM and each other Subsidiary of Parent that becomes a borrower hereunder pursuant to Section 8.08, each, a “Borrower” and collectively, jointly and severally, “Borrowers”), any Subsidiaries of Parent hereto that are Guarantors or become Guarantors hereunder pursuant to Section 8.08, the lenders from time to time party hereto (each, a “Lender” and, collectively, the “Lenders”), Chicago Atlantic Admin, LLC, a Delaware limited liability company (“Chicago Atlantic”), as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, “Administrative Agent”) and Chicago Atlantic, as collateral agent for the Secured Parties (in such capacity, together with its successors and assigns in such capacity, “Collateral Agent”, and together with Administrative Agent, each, an “Agent” and collectively, “Agents”).

RECITALS

WHEREAS, Borrowers have requested that the Lenders extend to Borrowers certain Loans and Commitments to make Loans in the aggregate principal amount of up to $46,000,000 commencing on the Closing Date; and

WHEREAS, the Lenders have agreed to provide the Loans and the Commitments to make Loans, in each case subject to the terms and conditions contained in this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

~~21626663v.1~~21738250v.2

ARTICLE I
Definitions
SECTION 1.01Defined Terms.  As used herein, the following terms shall have the meanings specified in this Section 1.01 unless the context otherwise requires:
1“Acquired Business” shall mean the entity or assets acquired by any Borrower or a Subsidiary in an Acquisition, whether before or after the date hereof.

“Acquisition” shall mean any transaction or series of related transactions for the purpose of or resulting, directly or indirectly, in (a) the acquisition of all or substantially all of the assets of a Person (other than a Person that is a Subsidiary immediately prior to such Acquisition), or of any line of business or division of a Person (other than a Person that is a Subsidiary immediately prior to such Acquisition), (b) the acquisition of in excess of 50.00% of the capital stock, partnership interests, membership interests or equity of any Person (other than a Person that is a Subsidiary), or otherwise causing any Person to become a Subsidiary, or (c) a merger or consolidation or any other combination with another Person (other than a Person that is a Subsidiary), provided that a Credit Party is the surviving entity.

“Administrative Agent” shall have the meaning set forth in the Preamble.

“Administrative Questionnaire” shall mean a questionnaire completed by each Lender, in a form approved by Administrative Agent, in which such Lender, among other things, (a) designates one or more credit contacts to whom all syndicate-level information (which may contain material non-public information about the Credit Parties and their Related Parties or their respective securities) will be made available and who may receive such information in accordance with such Lender’s compliance procedures and Applicable Laws, including federal and state securities laws and (b) designates an address, facsimile number, electronic mail address or telephone number for notices and communications with such Lender.

“Affiliate” shall mean, with respect to any Person, (a) any Person which, directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person, or (b) any Person who is a director or officer (i) of such Person, (ii) of any Subsidiary of such Person or (iii) of any Person described in clause (a) above. For purposes of this definition only, control of a Person shall mean the power, direct or indirect, to (x) vote 30.00% or more of the Capital Stock or other form of ownership interest having ordinary voting power for the election of directors (or the comparable equivalent) of such Person or (y) direct or cause the direction of the management and policies of such Person, in each case whether through the ownership of any Capital Stock, by contract or otherwise. No Agent or Lender shall be an Affiliate of any Consolidated Company for purposes of this Agreement or any other Credit Document.

“Agents” shall have the meaning set forth in the Preamble.

“Agreement” shall mean this Credit Agreement, as it may be amended, restated, amended and restated, supplemented or otherwise modified from time to time.

“Aggregate Commitment” shall mean $~~85,200,000, as such amount may be increased pursuant to Section 2.01(f)~~65,200,000.

“ALTA” shall mean the American Land Title Association.

~~“Amortization Amount” shall mean an amount equal to 1.50% of the aggregate principal amount of all Loans made by the Lenders (but excluding, for the avoidance of doubt, all PIK Interest that is paid in kind and deemed to be a part of the principal amount of the Loans pursuant to Section 2.04(b)).~~

“Anti-Corruption Laws” shall mean all laws, rules, and regulations of any jurisdiction applicable to any Credit Party or any of its Subsidiaries from time to time concerning or relating to bribery or corruption, including the United States Foreign Corrupt Practices Act of 1977, the Corruption of Foreign Public Officials Act (Canada) and other similar anti-corruption legislation in other jurisdictions.

“Anti-Terrorism Laws” shall have the meaning set forth in Section 7.28.

“Applicable Laws” shall mean, subject to the carve-outs and acknowledgments contained in Section 13.01, as to any Person, any law (including common law), statute, regulation, ordinance, rule, order, policy, decree, judgment, consent decree, writ, injunction, settlement agreement or governmental requirement enacted, promulgated or imposed or entered into or agreed by any Governmental Authority or determination of an arbitrator, in each case applicable to or binding on such Person or any of its property, products, business, assets or operations or to which such Person or any of its property, products, business, assets or operations is subject.

“Applicable Securities Legislation” shall mean all applicable securities laws of each of the Reporting Jurisdictions and the respective rules and regulations under such laws together with applicable published fee schedules, prescribed forms, policy statements, national or multilateral instruments, orders, blanket rulings and other applicable regulatory instruments of the securities regulatory authorities in any of the Reporting Jurisdictions.

“Application Event” shall have the meaning set forth in Section 4.02(d).

“Applicable Fiscal Period” shall mean the period of three consecutive fiscal months ending at the end of each prescribed fiscal month.

“Approved Fund” shall mean any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in commercial loans and similar extensions of credit in the ordinary course and that is administered, advised or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers, advises or manages a Lender.

“Arranger” shall mean Green Ivy Capital, LLC, a Delaware limited liability company, in its capacity as lead arranger hereunder.

“Arizona Natural” shall mean Arizona Natural Remedies, Inc., an Arizona non-profit corporation.

“Assignment and Acceptance” shall mean an assignment and acceptance substantially in the form of Exhibit A.

“Attributable Indebtedness” shall mean, on any date, in respect of any Capitalized Lease of any Person, the capitalized amount thereof that would appear as a liability on a balance sheet of such Person prepared as of such date in accordance with GAAP.

“Authorized Officer” shall mean, with respect to any Credit Party, the president, the chief financial officer, the chief operating officer, the secretary, the treasurer or any other senior officer of such Credit Party, but, in any event, with respect to financial matters, the chief financial officer of such Credit Party or such other senior officer of such Credit Party designated as such by the applicable Credit Party in writing.

“Beneficial Ownership Certification” shall mean a certification regarding beneficial ownership or control as required by the Beneficial Ownership Regulation.

“Beneficial Ownership Regulation” shall mean 31 C.F.R. § 1010.230.

“Benefited Lender” shall have the meaning set forth in Section 12.08(a).

“BIA” shall mean the Bankruptcy and Insolvency Act (Canada), as amended from time to time.

“Board” shall mean the Board of Governors of the Federal Reserve System of the United States (or any successor).

“Board of Directors” shall mean the board of directors, board of managers or other equivalent governing body of a Person.

“Borrower” and “Borrowers” shall have the meanings set forth in the Preamble.

“Borrower Representative” shall mean Parent.

“Budget” shall have the meaning set forth in Section 8.01(g).

“Business” shall mean: the business of cultivating, producing, processing, packaging and marketing cannabis products for distribution and sale; all ancillary activities related to the foregoing including conducting or facilitating research regarding the properties or efficacy of cannabis products, data collection or analysis related to the foregoing; and similar activities.

“Business Day” shall mean any day excluding Saturday, Sunday and any day that shall be in Chicago, Illinois a legal holiday or a day on which banking institutions are authorized by law or other governmental actions to close.

“Canadian Credit Party” shall mean any Credit Party organized and existing under the federal laws of Canada or any province or territory thereof.

“Canadian Pension Plans” shall mean, with respect to any Canadian Credit Party, all plans or arrangements that are pension plans required to be registered under Canadian federal or provincial law and that are administered or contributed to by such Credit Party for any of its employees or former employees located in Canada or any province or territory thereof, but does not include the Canada Pension Plan or the Quebec Pension Plan as maintained by the Government of Canada or the Province of Quebec, respectively.

“Canadian Security Agreement” shall mean that certain General Security Agreement dated as of the Closing Date, by and among each Canadian Credit Party and Collateral Agent for the benefit of the Secured Parties.

“Capital Expenditures” shall mean, for any specified period, the sum of, without duplication, all expenditures made, directly or indirectly, by the Consolidated Companies during such period, determined on a consolidated basis in accordance with GAAP, that are or should be reflected as additions to property, plant or equipment or similar items reflected in the consolidated statement of cash flows and balance sheet of the Consolidated Companies, or have a useful life of more than one year.

“Capital Stock” shall mean any and all shares, interests, participations, units or other equivalents (however designated) of capital stock of a corporation, membership interests in a limited liability company, partnership interests of a limited partnership, any and all equivalent ownership interests in a Person and any and all warrants, rights or options to purchase any of the foregoing.

“Capitalized Lease Obligations” shall mean, as applied to any Person, all obligations under Capitalized Leases of such Person or any of its Subsidiaries, in each case taken at the amount thereof accounted for as liabilities on the balance sheet (excluding the footnotes thereto) of such Person in accordance with GAAP.

“Capitalized Leases” shall mean, as applied to any Person, all leases of property that have been or should be, in accordance with GAAP, recorded as capitalized leases on the balance sheet of such Person or any of its Subsidiaries, on a consolidated basis; provided that for all purposes hereunder the amount of obligations under any Capitalized Lease shall be the amount thereof accounted for as a liability on the balance sheet (excluding the footnotes thereto) of such Person in accordance with GAAP.

“Cash Equivalents” shall mean:

(a)any direct obligation of (or unconditional guarantee by) the United States or, with respect to Parent, Canada (or any agency or political subdivision thereof, to the extent such obligations are supported by the full faith and credit of the United States or Canada, as the case may be) maturing not more than one year after the date of acquisition thereof;

(b)commercial paper maturing not more than one year from the date of issue and issued by (i) a corporation (other than an Affiliate of any Credit Party) organized under the laws of any state of the United States, the District of Columbia or, with respect to Parent, any province of Canada and, at the time of acquisition thereof, rated A-1 or higher by S&P or P-1 or higher by Moody’s, or carrying an equivalent rating by a nationally recognized rating agency if at any time neither S&P or Moody’s shall be rating such obligations, or (ii) any Lender (or its holding company);

(c)any certificate of deposit, time deposit or bankers’ acceptance, maturing not more than one year after its date of issuance, which is issued by either: (i) a bank organized under the laws of the United States or, with respect to Parent, Canada (or any state or province thereof) which has, at the time of acquisition thereof, (A) a credit rating of A-2 or higher from Moody’s or A or higher from S&P and (B) a combined capital and surplus greater than $500,000,000, or (ii) a Lender;

(d)cash and demand deposits maintained with the domestic office of any commercial bank organized under the laws of the United States;

(e)any repurchase agreement having a term of 30 days or less entered into with any Lender or any commercial banking institution satisfying, at the time of acquisition thereof, the criteria set forth in clause (c)(i) which (i) is secured by a fully perfected security interest in any obligation of the type described in clause (a), and (ii) has a market value at the time such repurchase agreement is entered into of not less than 100.00% of the repurchase obligation of such commercial banking institution thereunder; and

(f)mutual funds investing primarily in assets described in clauses (a) through (d) of this definition.

“Cash Interest Rate” shall mean a per annum rate equal to the greater of (a) the Prime Rate plus 10.375% and (b) 13.625%.

“Casualty Event” shall mean the damage, destruction or condemnation, as the case may be, of property of any Person or any of its Subsidiaries.

“CERCLA” shall mean the Comprehensive Environmental Response, Compensation and Liability Act of 1980.

“Charm City Acquisition” shall mean the Acquisition by Vireo Charm City of substantially all of the assets of Charm City Seller pursuant to the Charm City Acquisition Agreement.

“Charm City Acquisition Agreement” shall mean that certain Asset Purchase Agreement, dated as of July 8, 2021, by and among Vireo Charm City, Charm City Seller, Arcarius, LLC, a Maryland limited liability company, and Bryan Hill (solely with respect to the obligations set forth in Section 9.10 thereof).

“Charm City Intercreditor Agreement” shall mean that certain Intercreditor and Collateral Sharing Agreement dated as of November 19, 2021, between Collateral Agent and Charm City Seller and acknowledged and agreed to by Parent and Vireo Charm City.

“Charm City Note” shall mean that certain Secured Promissory Note in the principal amount of $2,000,000 dated November 19, 2021, issued by Vireo Charm City to Charm City Seller in connection with the Charm City Acquisition.

“Charm City Pledge Agreement” shall mean that certain Pledge Agreement dated as of November 19, 2021, by and between Vireo Health, Vireo Charm City and Charm City Seller.

“Charm City Seller” shall mean Charm City Medicus, LLC, a Maryland limited liability company.

“Change in Cannabis Law” shall mean any change in Applicable Law, including U.S. Federal Cannabis Law and U.S. State Cannabis Law, (a) that would make it unlawful for any Agent or Lender to (i) perform any of its obligations hereunder or under any other Credit Document, or (ii) to fund or maintain the Loans, (b) pursuant to which any Governmental Authority has enjoined any Agent or Lender from (i) performing any of its obligations hereunder or under any other Credit Document, or (ii) funding or maintaining the Loans, or (c) that would result in any business activity conducted by any Credit Party being a Restricted Cannabis Activity, and such result described in this clause (c) would have a Material Adverse Effect.

“Change in Law” shall mean (a) the adoption of any law, rule, regulation or treaty after the date of this Agreement, (b) any change in any law, rule, regulation or treaty or in the interpretation, implementation or application thereof by any Governmental Authority after the date of this Agreement or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority after the date of this Agreement; provided that notwithstanding anything herein to the contrary, (x) the Dodd Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives issued thereunder or in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the day enacted, adopted, issued or implemented.

“Change of Control” shall mean an event or series of events by which (a) on or after March 31, 2023, there is a report filed with any securities commission or securities regulatory authority in Canada, disclosing that any offeror (as such term is defined in section 1.1 of Multilateral Instrument 62-104 Take-Over Bids and Issuer Bids) has acquired beneficial ownership (within the meaning of the Securities Act) of, or the power to exercise control or direction over, or securities convertible into, any Voting Stock of Parent, that together with the offeror’s securities (as such term is defined in section 1.1 of Multilateral Instrument 62-104 Take-Over Bids and Issuer Bids) in relation to any Voting Stock of Parent, would constitute Voting Stock representing more than 30.00% of the total voting power attached to all Voting Stock of Parent then outstanding; (b) there is consummated any amalgamation, consolidation, statutory arrangement (involving a business combination) or merger of Parent (i) in which Parent is not the continuing or surviving corporation or (ii) pursuant to which any Voting Stock would be reclassified, changed or converted into or exchanged for cash, securities or other property, other than (in each case) an amalgamation, consolidation, statutory arrangement or merger of Parent in which the holders of the Voting Stock immediately prior to the amalgamation, consolidation, statutory arrangement or merger have, directly or indirectly, more than 50.10% of the Voting Stock of the continuing or surviving corporation immediately after such transaction; (c) there occurs any other change of Control of Parent as it exists as at the date of this Agreement; (d) during any period of 24 consecutive months, a majority of the members of the board of directors or other equivalent governing body of Parent cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body; (e) except as permitted by Section 9.03 or 9.04, Parent shall cease to own and control, beneficially and of record, 100.00% of the Capital Stock of each other Borrower; and (f) except as permitted by Section 9.03, 9.04 or 9.13, any Borrower shall cease to own and control, directly or indirectly, free and clear of all Liens or other encumbrances (other than Liens created pursuant to any Credit Document), (i) at least the percentage of the Capital Stock of each of its Subsidiaries held by such Borrower on the Closing Date and (ii) 100.00% of the Capital Stock of each of its Subsidiaries formed or acquired after the Closing Date; provided, however, that the acquisition of the Voting Stock of Parent by another Person that has been disclosed to Administrative Agent as of the Third Amendment Effective Date pursuant to the agreement referenced in the proviso of Section 7.29 shall not be a Change of Control.

“Chicago Atlantic” shall have the meaning set forth in the Preamble.

“Claims” shall have the meaning set forth in the definition of Environmental Claims.

“Closing Date” shall mean March 25, 2021.

“Code” shall mean the Internal Revenue Code of 1986, and the Treasury Regulations promulgated and rulings issued thereunder.

“Collateral” shall mean any assets of any Credit Party or other assets upon which Collateral Agent has been, or has purportedly been, granted a Lien in connection with this Agreement or any other Credit Document.

“Collateral Access Agreements” shall mean a collateral access agreement in form and substance reasonably satisfactory to Collateral Agent between Collateral Agent and any lessor, warehouseman, processor, bailee, consignee, or other Person in possession of, having a Lien upon, or having rights or interests in, any Credit Party’s books and records or assets.

“Collateral Agent” shall have the meaning set forth in the Preamble.

“Collateral Assignee” shall have the meaning set forth in Section 12.06(d).

“Collections” shall mean all cash, checks, credit card slips or receipts, notes, instruments, and other items of payment (including insurance proceeds, proceeds of cash sales, rental proceeds, and tax refunds) of the Credit Parties.

“Commitment” shall mean ~~the obligation of the Lenders to make the Loans hereunder, in each case in the Dollar amounts set forth beside such Lender’s name under the applicable heading on Schedule 1.01 or in the Assignment and Acceptance pursuant to which such Lender became a Lender under this Agreement, as such amounts may be changed from time to time pursuant to the terms of this Agreement. On the Closing Date, the total of the Commitments for all Lenders shall be $26,000,000 as set forth on Schedule 1.01.~~, as to each Lender, the Existing Loans Commitment of such Lender.

“Communications” shall mean, collectively, any notice, demand, communication, information, document or other material that any Credit Party provides to Administrative Agent pursuant to any Credit Document or the transactions contemplated therein which is distributed to Administrative Agent or any Lender by means of electronic communications pursuant to Section 12.23, including through the Platform.

“Compliance Certificate” shall mean a certificate duly completed and executed by an Authorized Officer of Parent substantially in the form of Exhibit B, together with such changes thereto or departures therefrom as Administrative Agent may from time to time reasonably request or approve for the purpose of monitoring the Credit Parties’ compliance with the financial covenants contained herein or certain other calculations, or as otherwise agreed to by Administrative Agent.

“Confidential Information” shall have the meaning set forth in Section 12.16.

“Connection Income Taxes” shall mean Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes.

“Consolidated Adjusted EBITDA” shall mean, for a specified period, (a) the net income or loss of the Consolidated Companies, plus (b) to the extent deducted in determining net Income for such period, the sum of, without duplication, (i) interest expense, (ii) income tax expense, (iii) depreciation and amortization expense, (iv) charges, costs, losses and expenses related to asset dispositions permitted under this Agreement or discontinued operations, (v) non-cash write-downs of assets, (vi) (A) fees, costs and expenses paid in cash in connection with the closing of the ~~Loan~~Credit Documents, (B) pre-opening costs and expenses in connection with the opening of any retail, cultivation or processing location and (C) other extraordinary or non-recurring charges, costs and expenses, (vii) Judgments and costs and expenses incurred in connection with such Judgments and (vii) non-cash compensation expense in respect of stock option plans or other equity compensation plans, minus (c) to the extent included in determining net income for such period, the sum of, without duplication, (i) any income or gains from asset dispositions or discontinued operations, (ii) any extraordinary or non-recurring gains and (iii) non-cash write-ups of assets, in the case of each of the foregoing in clauses (a) through (c), for such period and as determined in accordance with GAAP consistently applied; provided that the aggregate amount of add-backs permitted pursuant to clause (a)(vi) shall not exceed $20,000,000 for any consecutive 12-month period.

“Consolidated Companies” shall mean Parent and its Subsidiaries on a consolidated basis in accordance with GAAP.

“Consolidated Fixed Charge Coverage Ratio” shall mean, with respect to the Consolidated Companies as of each applicable date of determination: (a) Consolidated Adjusted EBITDA for the Applicable Fiscal Period, plus the aggregate amount of GAAP rent expense of the Consolidated Companies owed to third parties for the Applicable Fiscal Period, less the sum of (i) all Unfinanced Capital Expenditures made in the Applicable Fiscal Period (excluding Capital Expenditures funded from Borrowers’ internally-generated cash flow in an aggregate amount of up to $12,500,000 during the term of this Agreement), plus (ii) all cash Taxes due and payable by the Consolidated Companies in the Applicable Fiscal Period (without benefit of any refund), plus (iii) all cash distributions paid, and other distributions made, by the Consolidated Companies during the Applicable Fiscal Period, divided by (b) the sum of (i) the aggregate principal amount of the Indebtedness of the Consolidated Companies (including the principal or amortization component of any Attributable Indebtedness but excluding the Loans or the Indebtedness outstanding under the Charm City Note) that was paid or scheduled to be paid during the Applicable Fiscal Period plus (ii) the aggregate of amount of the interest payments (including the interest component of any payments in respect to Capitalized Lease Obligations) of the Consolidated Companies due and payable during the Applicable Fiscal Period, plus (iii) the aggregate amount of GAAP rent expense of the Consolidated Companies owed to third parties during the Applicable Fiscal Period, in the case of each of the foregoing in clauses (a) and (b), as determined in accordance with GAAP consistently applied.

“Contingent Liability” shall mean, for any Person, any agreement, undertaking or arrangement by which such Person guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss) the Indebtedness of any other Person (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the Capital Stock of any other Person. The amount of any Person’s obligation under any Contingent Liability shall (subject to any limitation set forth therein) be deemed to be the outstanding principal amount of the debt, obligation or other liability guaranteed thereby.

“Contractual Obligation” shall mean, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound other than the Obligations.

“Control” shall mean, as to any Person, (a) the power (whether by way of ownership of shares, proxy, contract, agency or otherwise) to: (i) cast, or control the casting of, more than 50.00% of the maximum number of votes that might be cast at a general meeting of such Person; (ii) appoint or remove all, or the majority, of the directors or other equivalent officers of such Person; (iii) give directions with which the directors or other equivalent officers of such Person are obliged to comply; or (iv) to direct or cause the direction of the management or policies of a Person; and/or (b) the holding beneficially of more than 50.00% of the issued Capital Stock of such Person.

“Control Agreement” shall mean a pledge, collateral assignment, control agreement or bank consent letter, in form and substance reasonably satisfactory to Collateral Agent, executed and delivered by the applicable Credit Party, Collateral Agent, and the applicable securities intermediary or bank, which agreement is sufficient to give Collateral Agent “control” over each of such Credit Party’s securities accounts, deposit accounts or investment property, as the case may be.

“Copyright Security Agreements” shall mean any and all copyright security agreements entered into by the Credit Parties in favor of Collateral Agent (as required by the Agreement or any other Credit Document).

“Credit Agreement Joinder” shall mean a joinder substantially in the form of Exhibit C.

“Credit Documents” shall mean (a) this Agreement, the Security Documents, any Notes, the Charm City Intercreditor Agreement, any other subordination or intercreditor agreements in favor of any Agent with respect to this Agreement and (b) any other document or agreement executed by any Credit Party ~~or Verano Guarantor~~, or by any Borrower on behalf of the Credit Parties ~~or the Verano Guarantors~~, or any of them, and delivered to any Agent or Lender in connection with any of the foregoing or the Obligations.

“Credit Parties” shall mean, collectively, Borrowers and Guarantors ~~(other than the Verano Guarantors)~~, and “Credit Party” shall mean any of the Credit Parties, individually.

“CSE” shall mean the Canadian Securities Exchange and its successors.

“Default” shall mean any event, act or condition that with notice or lapse of time, or both, would constitute an Event of Default.

“Default Rate” shall mean a rate per annum equal to the sum of (a) (i) with respect to the Dispensary Loans, the Dispensary Loan Cash Interest Rate, or (ii) with respect to the other Loans, the Cash Interest Rate plus (b) 8.00%, plus (c) (i) with respect to the Dispensary Loans, the Dispensary Loan PIK Interest Rate, or (ii) with respect to the other Loans, the PIK Interest Rate.

~~“Delayed Draw Term Loan Maturity Date” shall mean April 30, 2023 (the “Delayed Draw Term Loan Initial Maturity Date”); provided, however, that, at Borrowers’ election, the Delayed Draw Term Loan Initial Maturity Date may be extended to April 30, 2024, so long as (a) Borrowers deliver written notice to Administrative Agent of their intent to extend the Delayed Draw Term Loan Maturity Date at least 30 days prior to the Delayed Draw Term Loan Initial Maturity Date, (b) no Default or Event of Default exists and (c) Borrowers pay to Administrative Agent, for the account of Agents and the Lenders, on the Delayed Draw Term Loan Initial Maturity Date, all fees, costs and expenses due to such Persons as of the Delayed Draw Term Loan Initial Maturity Date and an extension fee equal to $1,375,000.~~

~~“Delayed Draw Term Loan Initial Maturity Date” shall have the meaning set forth in the definition of Delayed Draw Term Loan Maturity Date.~~

“Delayed Draw Term Loans” shall mean the aggregate amount of $~~55,000,000~~35,000,000 provided by Lenders on or after the Third Amendment Initial Funding Date as provided in Sections 2.01(c)~~,~~ and 2.01(d) ~~and 2.01(e)~~.

~~“Delayed Draw Term Loan Make-Whole Amount” shall mean, with respect to any prepayment of the Delayed Draw Term Loans, or repayment in connection with an acceleration of such Loans, during the period commencing on the Third Amendment Initial Funding Date and ending on (and including) the Delayed Draw Term Loan Maturity Date, an amount equal to the greater of (a) the sum of all payments of interest on such Loans that would be due during such period after the date of such prepayment or repayment, if no prepayment or repayment of such Loans was made on or prior to the Delayed Draw Term Loan Maturity Date, and (b) 3.00% of the aggregate amount of such Loans being prepaid or repaid.~~

“Designated Jurisdiction” shall mean any country or territory to the extent that such country or territory is the subject of any Sanction.

“Dispensary Loans” shall mean the aggregate amount of $4,200,000 provided by Lenders to Borrowers on or about November 18, 2021, on the terms described in the Second Amendment, a portion of the proceeds of were used by Borrowers to finance the Charm City Acquisition.

“Dispensary Loan Cash Interest Rate” shall mean a per annum rate equal to 15.00%.

~~“Dispensary Loan Make-Whole Amount” shall mean, with respect to any prepayment of the Dispensary Loans, or repayment in connection with an acceleration of such Loans, prior to the Dispensary Loan Maturity Date, (a) if such prepayment or repayment occurs on or prior to November 18, 2023, an amount equal to the greater of (i) the sum of all payments of interest on such Loans that would be due after the date of such prepayment or repayment through November 18, 2023, if no prepayment or repayment of such Loans was made prior to such date, and (ii) 3.00% of the aggregate amount of such Loans being prepaid or repaid, and (b) if such prepayment or repayment occurs after November 18, 2023, 3.00% of the aggregate amount of such Loans being prepaid or repaid; provided, however, that if the Delayed Draw Term Loan Initial Maturity Date is extended as provided in the definition of Delayed Draw Term Loan Maturity Date, the amount to be paid pursuant to this clause (b) shall be the greater of (i) the sum of all payments of interest on such Loans that would be due after the date of such prepayment or repayment through the Dispensary Loan Maturity Date, if no prepayment or repayment of such Loans was made prior to such date, and (ii) 3.00% of the aggregate amount of such Loans being prepaid or repaid.~~

“Dispensary Loan Maturity Date” shall mean November 29, 2024.

“Dispensary Loan PIK Interest Rate” shall mean the rate of 2.00% per annum.

“Disposition” shall mean, with respect to any Person, any sale, transfer, lease, contribution or other conveyance (including by way of merger or amalgamation) of, or the granting of options, warrants or other rights to, any of such Person’s or their respective Subsidiaries’ assets (including Capital Stock of Subsidiaries) to any other Person in a single transaction or series of transactions.

“Disqualified Capital Stock” shall mean any Capital Stock that, by its terms (or by the terms of any security or other Capital Stock into which it is convertible or for which it is exchangeable) or upon the happening of any event or condition, (a) matures or is mandatorily redeemable (other than solely for Qualified Capital Stock after the Secured Parties are paid in full), pursuant to a sinking fund obligation or otherwise, (b) is redeemable at the option of the holder thereof (other than solely for Qualified Capital Stock or in connection with a transaction that would constitute an Event of Default under Section 10.01(j) after the Secured Parties are paid in full), in whole or in part, (c) provides for the scheduled payment of dividends in cash or (d) is or becomes convertible into or exchangeable for Indebtedness or any other Capital Stock that would constitute Disqualified Capital Stock, in each case, prior to the date that is 91 days after the ~~Dispensary Loan~~latest Tranche Maturity Date; provided that if such Capital Stock is issued by Parent pursuant to a plan for the benefit of employees of Parent or its Subsidiaries or by any such plan to such employees, such Capital Stock shall not constitute Disqualified Capital Stock solely because it may be required to be repurchased by such Person in order to satisfy applicable statutory or regulatory obligations.

“Dollars” and “$” shall mean dollars in lawful currency of the United States.

“Elephant Head” shall have the meaning set forth in the Preamble.

“Employee Retention Credit” shall mean the Federal refundable tax credit for businesses that continued to pay employees while experiencing a full or partial suspension of operations limiting commerce, travel or group meetings due to COVID-19 or had significant declines in gross receipts from March 13, 2020, to December 31, 2020, or declines in gross receipts from January 1, 2021, through September 30, 2021.

“Environmental Claims” shall mean any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigations (other than internal reports prepared by the Credit Parties (a) in the ordinary course of such Person’s business or (b) as required in connection with a financing transaction or an acquisition or disposition of real estate) or proceedings relating to any Environmental Law or any permit issued, or any approval given, under any such Environmental Law (collectively, “Claims”), including (i) any and all Claims by Governmental Authorities for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law and (ii) any and all Claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from the Release or threatened Release of Hazardous Materials or arising from alleged injury or threat of injury to health or safety (to the extent relating to the exposure to Hazardous Materials) or the environment.

“Environmental Law” shall mean any applicable federal, state, provincial, foreign or local statute, law, rule, regulation, ordinance, code and rule of common law now or hereafter in effect, and any binding judicial or administrative interpretation thereof, including any binding judicial or administrative order, consent decree or judgment, relating to the protection of the environment or human health or safety (to the extent relating to exposure to Hazardous Materials). For avoidance of doubt, Environmental Law does not include U.S. State Cannabis Laws, U.S. Federal Cannabis Laws, or any Applicable Law regulating the use of Cannabis products by consumers.

“Environmental Permit” shall have the meaning set forth in Section 7.14(a)(ii).

“ERISA” shall mean the Employee Retirement Income Security Act of 1974, and the regulations promulgated thereunder.

“Event of Default” shall have the meaning set forth in Section 10.01.

“Excluded Accounts” shall mean any deposit account that is used solely to fund payroll or employee benefits, so long as the applicable Credit Party does not deposit or maintain funds in any such account in excess of amounts necessary to fund current payroll liabilities, payroll taxes or other wage and employee benefit payments.

“Excluded Issuances” shall mean (a) the issuance of Capital Stock (other than Disqualified Capital Stock) by Parent to members of the management, employees or directors of any Credit Party and (b) the issuance of Capital Stock of Parent (other than Disqualified Capital Stock) upon the exercise of any warrants or options issued by Parent on or prior to the Closing Date.

“Excluded Subsidiary” shall mean (a) 1776 Hemp, LLC, a Delaware limited liability company and wholly-owned by Vireo Health, so long as such Person has no operations or Indebtedness and the only asset held by such Subsidiary is HEMP-G-000084, the license provided to such Person pursuant to New York’s Industrial Hemp Agricultural Research Pilot Program, (b) Ohio Medical Solutions, Inc., an Ohio limited liability company, so long as 100.00% of the Capital Stock of such Person is sold on or before June 30, 2021, (c) 844 East Tallmadge LLC, an Ohio limited liability company, so long as 100.00% of the Capital Stock of such Person is sold on or before June 30, 2021, (d) each Person that (i) would be a Subsidiary of a Consolidated Company under the definition of Subsidiary if it were not an Excluded Subsidiary and (ii) has no assets, no Indebtedness and no operations, and (e) any other Person in which Parent does not hold any ownership interest, but that may be a Consolidated Company solely for accounting purposes (in accordance with GAAP).

“Excluded Taxes” shall mean any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient: (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i)

imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the latest date on which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by Borrowers under Section 12.06) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 4.04, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Recipient’s failure to comply with Section 4.04(f), (d) any U.S. federal withholding Taxes imposed under FATCA and (e) Canadian withholding Taxes imposed on a Recipient by reason of such Recipient (i) being a “specified shareholder” (as defined in subsection 18(5) of the Income Tax Act (Canada) ) of any Borrower, or (ii) not dealing at arm’s length with a “specified shareholder” (as defined in subsection 18(5) of the Income Tax Act (Canada)) of any Borrower.

“Executive Order” shall have the meaning set forth in Section 7.28.

“Existing Loans Commitment” shall mean, as to any Lender, its obligation to make Loans to Borrowers, the outstanding aggregate principal amount relating to such obligation being set forth for such Lender on Schedule 1.01. As of the Fifth Amendment Date, the Existing Loans Commitment have been terminated.

“Extraordinary Receipts” shall mean any cash received by or paid to or for the account of any Consolidated Company not in the ordinary course of business, including: (a) proceeds of Judgments, proceeds of settlements or other consideration of any kind in connection with any cause of action to the extent not used to pay any corresponding cause of action or to reimburse a Consolidated Company for amounts previously expended, (b) indemnification payments received by any Consolidated Company to the extent not used or anticipated to be used to pay any corresponding liability or reimburse such Consolidated Company for the payment of any such liability, (c) any purchase price adjustment (other than a working capital adjustment) received in connection with any purchase agreements, (d) tax refunds, ~~and~~ (e) Employee Retention Credits and (f) pension plan reversions, net of Taxes paid or payable with respect to such amounts.

“FATCA” shall mean Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future Treasury Regulations thereunder or official interpretations thereof, any agreements entered into pursuant to current Section 1471(b)(1) of the Code (or any amended or successor version described above), and any intergovernmental agreements (together with any Applicable Laws implementing such agreements) implementing the foregoing.

“Federal Funds Rate” ~~means~~shall mean, for any period, a fluctuating per annum interest rate (rounded upwards, if necessary, to the nearest 1/100 of one percentage point) for each day during such period equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System, as published for such day (or, if such day is not a Business Day, for the immediately preceding Business Day) by the Federal Reserve Bank of New York, or if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by Administrative Agent from three federal funds brokers of recognized standing selected by Administrative Agent.

“Fees” shall mean all fees payable pursuant to, or referred to in, this Agreement.

“Fifth Amendment” shall mean that certain Fifth Amendment to Credit Agreement dated as of the Fifth Amendment Date among Borrowers, the Lenders party thereto, Administrative Agent and Collateral Agent.

“Fifth Amendment Date” shall mean the date of the Fifth Amendment.

“Financial Covenant” shall have the meaning set forth in Section 10.03.

“Financial Covenant Cure Period” shall have the meaning set forth in Section 10.03.

“Financial Covenant Equity Cure” shall have the meaning set forth in Section 10.03.

“Financial Covenant Event of Default” shall mean an Event of Default under Section 10.01(c) as a result of Borrower’s failure to comply with any Financial Performance Covenant.

“Financial Performance Covenants” shall mean the covenants set forth in Section 9.14.

“Foreign Lender” shall mean a Lender that is resident or organized under the laws of a jurisdiction other than that in which a Borrower is resident for tax purposes.

“Future Loan Purchase Ratio” shall mean a ratio to be negotiated between Borrowers and Lenders, in any case not less than ~~97.00~~98.00%.

“GAAP” shall mean generally accepted accounting principles in the United States set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the accounting profession), including the FASB Accounting Standards Codification™, which are applicable to the circumstances as of the date of determination, subject to Section 1.03.

“Governmental Authority” shall mean the government of the United States, any foreign country or any multinational or supranational authority, or any state, commonwealth, protectorate or political subdivision thereof, and any entity, body or authority exercising executive, legislative, taxing, judicial, regulatory or administrative functions of or pertaining to government, including the Pension Benefit Guaranty Corporation and other administrative bodies or quasi-governmental entities established to perform the functions of any such agency or authority.

“Guarantee Obligations” shall mean, as to any Person, any Contingent Liability of such Person or other obligation of such Person guaranteeing or intended to guarantee any Indebtedness of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, including any obligation of such Person, whether or not contingent, (a) to purchase any such Indebtedness or any property constituting direct or indirect security therefor, (b) to advance or supply funds (i) for the purchase or payment of any such Indebtedness or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such Indebtedness of the ability of the primary obligor to make payment of such Indebtedness or (d) otherwise to assure or hold harmless the owner of such Indebtedness against loss in respect thereof; provided that the term “Guarantee Obligations” shall not include endorsements of instruments for deposit or collection in the ordinary course of business and consistent with past practice (unless a departure from past practice coincides with an industry-wide departure from past practice or results from a new technological development or custom) or customary and reasonable indemnity obligations in effect on the Closing Date, entered into in connection with any acquisition or disposition of assets permitted under this Agreement (other than with respect to Indebtedness). The amount of any Guarantee Obligation shall be deemed to be an amount equal to the stated or determinable amount of the Indebtedness in respect of which such Guarantee Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith and reasonable business judgment.

“Guarantor Obligations” shall have the meaning set forth in Section 6.01(a).

“Guarantors” shall mean (a) each direct or indirect Subsidiary of Parent (other than any Borrower or any Excluded Subsidiary) and (b) any other Person that provides a guarantee for the payment and performance of the Obligations pursuant to an agreement reasonably acceptable to Administrative Agent after the Closing Date.

“Hazardous Materials” shall mean (a) any petroleum or petroleum products, radioactive materials, friable asbestos, urea formaldehyde foam insulation, transformers or other equipment that contain dielectric fluid containing regulated levels of polychlorinated biphenyls, and radon gas; (b) any chemicals, materials or substances defined as or included in the definition of “waste”, “recycled materials”, “sludge”, “hazardous substances”, “hazardous waste”, “hazardous materials”, “extremely hazardous waste”, “restricted hazardous waste”, “toxic substances”, “toxic pollutants”, “contaminants”, or “pollutants”, or words of similar import, under any applicable Environmental Law; and (c) any other chemical, waste, recycled material, material or substance, which is prohibited, limited or regulated by any Environmental Law.

“Hedging Agreement” shall mean (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.

“Hostile Acquisition” shall mean the acquisition of the capital stock or other Capital Stock of a Person through a tender offer or similar solicitation of the owners of such capital stock or other Capital Stock which has not been approved (prior to such acquisition) by resolutions of the board of directors of such Person or by similar action if such Person is not a corporation, and, if such acquisition has been so approved, as to which such approval has not been withdrawn.

“Indebtedness” shall mean, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP:

(a)all indebtedness of such Person for borrowed money and all indebtedness of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments;

(b)the maximum amount (after giving effect to any prior drawings or reductions which may have been reimbursed) of all letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds, performance bonds and similar instruments issued or created by or for the account of such Person;

(c)all obligations of such Person to pay the deferred purchase price of property or services, but excluding trade accounts payable in the ordinary course of business (which are not overdue for a period of more than 90 days past the applicable due date thereof);

(d)indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements and mortgage, industrial revenue bond, industrial development bond and similar financings), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse;

(e)all Attributable Indebtedness;

(f)all obligations of such Person with respect to the redemption, repayment or other repurchase or payment in respect of any Disqualified Capital Stock;

(g)all obligations of such Person with respect to Hedging Agreements (valued as the termination value thereof computed in accordance with a method approved by the International Swap Dealers Association and agreed to by such Person in the applicable Hedging Agreement, if any); and

(h)all Guarantee Obligations of such Person in respect of any of the foregoing;

provided that Indebtedness shall not include (w) prepaid or deferred revenue arising in the ordinary course of business on customary terms, (x) purchase price holdbacks arising in the ordinary course of business and on customary terms in respect of a portion of the purchase price of an asset to satisfy warranties or other unperformed obligations of the seller of such asset, (y) endorsements of checks or drafts arising in the ordinary course of business and consistent with past practice (unless a departure from past practice coincides with an industry-wide departure from past practice or results from a new technological development or custom), and (z) preferred Capital Stock to the extent not constituting Disqualified Capital Stock.

For all purposes hereof, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation or another entity not disregarded for tax purposes) in which such Person is a general partner or a joint venture (whether partner or member), except to the extent the terms of such Indebtedness provide that such Person is not liable therefor. The amount of Indebtedness of any Person for purposes of clause (e) above shall be deemed to be equal to the lesser of (x) the aggregate unpaid amount of such Indebtedness and (y) the fair market value of the property encumbered thereby as determined by such Person in good faith and reasonable business judgment.

“Indemnified Liabilities” shall have the meaning set forth in Section 12.05.

“Indemnified Taxes” shall mean (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Credit Party under any Credit Document and (b) to the extent not otherwise described in (a), Other Taxes.

“Information Certificate” shall mean that certain Information Certificate dated as of the Closing Date and executed by Borrowers in favor of Collateral Agent and Lenders.

“Insolvency Event” shall mean, with respect to any Person, including any Lender, such Person or such Person’s direct or indirect parent company (a) makes a proposal under the BIA or becomes the subject of a bankruptcy, insolvency or examinership proceeding (including any proceeding under any Insolvency Legislation), or regulatory restrictions, (b) has had a receiver, examiner, conservator, trustee, administrator, custodian, assignee for the benefit of creditors or similar Person charged with the reorganization or liquidation of its business appointed for it or has called a meeting of its creditors, (c) admits in writing its inability, or be generally unable, to pay its debts as they become due or cease material operations of its present business, (d) commits an act of bankruptcy or becomes insolvent (such terms having the respective meanings ascribed thereto in the BIA), (e) is adjudicated insolvent or bankrupt by a court of competent jurisdiction, (f) admits the material allegations of a petition or application filed with respect to it in any bankruptcy, reorganization or insolvency proceeding, (g) takes any corporate action for the purpose of effecting any of the foregoing, (h) with respect to a Lender, such Lender is unable to perform hereunder due to the application of Applicable Law, or (i) in the good faith determination of Administrative Agent, has taken any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any such proceeding or appointment of a type described in clauses (a) or (b), provided that an Insolvency Event shall not result solely by virtue of any ownership interest, or the acquisition of any ownership interest, in such Person or such Person’s direct or indirect parent company by a Governmental Authority or instrumentality thereof if, and only if, such ownership interest does not result in or provide such Person with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Person (or such Governmental Authority or instrumentality) to reject, repudiate, disavow or disaffirm any contracts or agreements made by such Person.

“Insolvency Legislation” shall mean legislation in any applicable jurisdiction relating to reorganization, arrangement, compromise or re adjustment of debt, dissolution or winding up, or any similar legislation, and specifically includes the BIA, the Companies’ Creditors Arrangement Act (Canada), the Winding Up and Restructuring Act (Canada), the U.S. Bankruptcy Code and any similar legislation under Applicable Law.

“Intercompany Indebtedness” shall have the meaning set forth in Section 12.22.

“Investment” shall mean, relative to any Person: (a) any loan, advance or extension of credit made by such Person to any other Person, including the purchase by such first Person of any bonds, notes, debentures or other debt securities of any such other Person; (b) the incurrence of Contingent Liabilities for the benefit of any other Person; (c) acquisition of any Capital Stock or other investment held by such Person in any other Person; and (d) any contribution made by such Person to any other Person. The amount of any Investment at any time shall be the original principal or capital amount thereof less all returns of principal or equity thereon made on or before such time and shall, if made by the transfer or exchange of property other than cash, be deemed to have been made in an original principal or capital amount equal to the fair market value of such property at the time of such Investment.

“IP Rights” shall have the meaning set forth in Section 7.13.

“Judgment” shall mean any judgment or order for the payment of money, fine, enforcement penalty, or a settlement of any lawsuit or arbitration proceeding, or other disputed claim or enforcement action.

“Lender” and “Lenders” shall have the meanings set forth in the Preamble.

“Lien” shall mean any mortgage, pledge, security interest, hypothecation, charge, claim, assignment for collateral purposes, lien (statutory or other) or similar encumbrance, and any easement, right-of-way, license, restriction (including zoning restrictions), defect, exception or irregularity in title or similar charge or encumbrance (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement or any lease in the nature thereof); provided that in no event shall an operating lease entered into in the ordinary course of business and on customary terms or any precautionary UCC filings or PPSA registrations made pursuant thereto by an applicable lessor or lessee, be deemed to be a Lien.

“Liquidity” shall mean the sum, for the Credit Parties, of unrestricted cash and Cash Equivalents, in each case, which is held in a deposit account set forth on Schedule 7.25 and subject to a Control Agreement, other than those deposit accounts which are Excluded Accounts.

“Loans” shall mean, collectively, the amounts advanced by Lenders to Borrowers pursuant to Section 2.01, including the Dispensary Loans and the Delayed Draw Term Loans, plus the aggregate amount of interest at the PIK Interest Rate and the Dispensary Loan PIK Interest Rate added to such amounts pursuant to Section 2.04(b).

“Make-Whole Amount” shall mean, with respect to any voluntary prepayment of the Loans ~~(other than the Dispensary Loans or the Delayed Draw Term Loans~~, and mandatory prepayment of the Loans pursuant to Section 4.02(a)(i), 4.02(a)(ii), 4.02(a)(iii) or 4.02(a)(vi), or repayment in connection with an acceleration of such Loans prior to the Tranche Maturity Date~~, (a)~~ applicable to such Loans, if such prepayment or repayment occurs on or prior to ~~the Delayed Draw Term Loan Initial~~such Tranche Maturity Date, an amount equal to the greater of (~~i~~a) the sum of all payments of interest on such Loans that would be due during such period after the date of such prepayment or repayment, if no prepayment or repayment of such Loans was made on or prior to ~~the Delayed Draw Term Loan Initial~~such Tranche Maturity Date, and (~~ii) 3.00% of the aggregate amount of such Loans being prepaid or repaid and (b) if such prepayment or repayment occurs after the Delayed Draw Term Loan Initial Maturity Date,~~b) 3.00% of the aggregate amount of such Loans being prepaid or repaid; provided, however, that if ~~the Delayed Draw Term Loan Initial Maturity Date is extended as provided in the definition of Delayed Draw Term Loan Maturity Date, the amount to be paid pursuant to this clause (b) shall be the greater of (i)~~ such Tranche Maturity Date has been extended pursuant to Section 3.02 and such prepayment or repayment occurs after such Tranche Maturity Date as in effect on the Fifth Amendment Date, the Make-Whole Amount for such Loans will be the sum of all payments of interest on such Loans that would be due during such period after the date of such prepayment or repayment ~~through the Maturity Date~~, if no prepayment or repayment of such Loans was made on or prior to such ~~date, and (ii) 3.00% of the aggregate amount of such Loans being prepaid or repaid~~extended Tranche Maturity Date.

“Maryland Real Property” shall mean the Real Property of MaryMed located at 12418 Massey Road, Massey, Maryland 21650.

“MaryMed” shall have the meaning set forth in the Preamble.

“Massachusetts Real Property” shall mean the Real Property of Vireo Massachusetts located at 487 Mashapaug Road, Holland, MA, 01521.

“Material Adverse Effect” shall mean a material adverse effect on (a) the business, assets, liabilities (actual or contingent), operations, condition (financial or otherwise), results of operations or performance of Parent and its Subsidiaries taken as a whole, (b) the validity or enforceability of this Agreement, any other Credit Document or any Warrant Agreement, (c) the ability of any Credit Party to perform its obligations under any Credit Document or any Warrant Agreement to which it is a party, (d) the rights or remedies of the Secured Parties or the Lenders hereunder or thereunder, or (e) the priority of any Liens granted to Collateral Agent in or to any Collateral (other than as a result of voluntary and intentional discharge of the Lien by Collateral Agent).

“Material Contracts” shall mean (a) any agreement evidencing, securing or pertaining to any Indebtedness, or any guaranty thereof, in a principal amount exceeding $500,000, (b) any real property lease where annual rent exceeds $250,000, (c) any operating lease where annual rentals exceed $250,000, (d) any agreement (other than the agreements set forth in the foregoing clauses (a) through (c)) which involves aggregate consideration payable to or by any Person of $500,000 or more on an annual basis, (e) any other agreement the termination of which (without contemporaneous replacement of substantially equivalent value) could reasonably be expected to have a Material Adverse Effect and (f) each Material Regulatory License.

“Material Credit Party” shall mean at any point of determination any Credit Party and its direct and indirect Subsidiaries, which account for, individually or in the aggregate, more than 10.00% of the annual aggregate revenue of the Consolidated Companies as measured on a trailing 12-month basis.

“Material Regulatory License” shall mean any Regulatory License designated on Schedule 7.19 by Borrowers as material, as such Schedule may be supplemented or updated in accordance with Section 8.01(i)(viii).

“Maturity Date” shall mean ~~March 31~~April 30, 2024, as extended pursuant to Section 3.02.

“Mayflower” shall have the meaning set forth in the Preamble.

“MJ C201” shall have the meaning set forth in the Preamble.

“MJ P132” shall have the meaning set forth in the Preamble.

“Minnesota Disposition” shall have the meaning set forth in Section 8.18. [Redacted – competitively sensitive]

“Moody’s” shall mean Moody’s Investors Service, Inc. or any successor by merger or consolidation to its business.

“Mortgage” shall mean each mortgage, deed of trust, or deed to secure debt, trust deed or other security document granted by any applicable Credit Party ~~or Verano Guarantor~~ to Collateral Agent for the benefit of the Secured Parties in respect of any Real Property owned or leased by such Credit Party ~~or Verano Guarantor~~, in such form as agreed between such Credit Party ~~or Verano Guarantor~~ and Collateral Agent.

“Net Cash Proceeds” shall mean, as applicable, (a) with respect to any Disposition by a Person, cash and cash equivalent proceeds received by or for such Person’s account, net of (i) fees, costs and expenses paid to third parties (other than Affiliates) and relating to such Disposition, (ii) the amount of any Indebtedness secured by any Permitted Lien on any asset (other than Indebtedness assumed by the purchaser of such asset) that is required to be, and is, repaid in connection with such Disposition, (iii) net income taxes to be paid in connection with such Disposition and (iv) sale, use or other transactional taxes paid or payable by such Person as a result of such Disposition, (b) with respect to any condemnation or taking of such assets by eminent domain proceedings of a Person, cash and cash equivalent proceeds received by or for such Person’s account (whether as a result of payments made under any applicable insurance policy therefor or in connection with condemnation proceedings or otherwise), net of (i) fees, costs and expenses paid to third parties (other than Affiliates) in connection with the collection of such proceeds, awards or other payments and (ii) taxes paid or payable by such Person as a result of such casualty, condemnation or taking, and (c) with respect to any offering of Capital Stock of a Person or the issuance of any Indebtedness by a Person, cash and cash equivalent proceeds received by or for such Person’s account, net of (i) legal, underwriting, and other fees, costs and expenses paid to third parties (other than Affiliates) and incurred as a result thereof, (ii) transfer taxes paid by such Person or such Subsidiary in connection therewith and (iii) net income taxes to be paid in connection therewith.

“New York ~~Cannabis Fees~~Disposition” shall mean the ~~fees required by the State of New York in order for one or more Borrowers to remain “vertically integrated” under U.S. State Cannabis Laws in effect in the State of New York, to maintain any license or rights currently held or enjoyed by any Borrower under such laws, or to obtain the right to operate any additional cultivation, processing or dispensary location under such laws.~~sale, in one transaction or multiple transactions, of substantially all of Borrowers’ assets in New York state to a non-Affiliate of Borrowers pursuant to a sale of such assets, a sale of the Capital Stock of the Persons that own such assets or a combination of the foregoing. [Redacted – competitively sensitive]

“Non-Core Assets” shall mean the assets identified on Schedule 9.04.

“Note” shall mean a promissory note (or amended and restated promissory note) substantially in the form of Exhibit D.

“Notice of Control” shall have the meaning set forth in Section 8.12(b).

“Obligations” shall mean (a) with respect to each Borrower, all obligations (monetary or otherwise, whether absolute or contingent, matured or unmatured) of such Borrower arising under or in connection with any Credit Document or any Warrant Agreement, including all original issue discount, fees, costs, expenses (including fees, costs and expenses incurred during the pendency of any proceeding of the type described in Section 10.01(h), whether or not allowed or allowable in such proceeding) and premiums payable under any Credit Document, the principal of and interest (including interest accruing during the pendency of any proceeding of the type described in Section 10.01(h), whether or not allowed or allowable in such proceeding) on the Loans, all indemnification obligations and all obligations to pay or reimburse any Secured Party for paying any costs or expenses under any Credit Document, (b) all other fees to be paid to any Agent or Arranger under the Credit Documents or otherwise, or (c) with respect to each Credit Party ~~or Verano Guarantor~~ other than Borrowers, all obligations (monetary or otherwise, whether absolute or contingent, matured or unmatured) of such Credit Party ~~or Verano Guarantor~~ arising under or in connection with any Credit Document, all indemnification obligations and all obligations to pay or reimburse any Secured Party for paying any costs or expenses under any Credit Document.

“OFAC” shall mean the Office of Foreign Assets Control of the United States Department of the Treasury.

“OID” shall have the meaning set forth in Section 12.24.

“Organization Documents” shall mean, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); (b) with respect to any limited liability company, the certificate of incorporation, constitution or articles of formation or organization and operating agreement (if relevant); and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and, if applicable, any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity.

“Other Connection Taxes” shall mean, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Credit Document, or sold or assigned an interest in any Loan or Credit Document).

“Other Taxes” shall mean all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Credit Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 12.06).

“Parent” shall have the meaning set forth in the Preamble.

“Participant” shall have the meaning set forth in Section 12.06(c).

“Participant Register” shall have the meaning set forth in Section 12.06(c)(ii).

“Patent Security Agreements” shall mean any patent security agreements entered into by a Credit Party in favor of Collateral Agent (as required by the Agreement or any other Credit Document), in each case, as the same may be amended, restated, supplemented or otherwise modified from time to time.

“Patriot Act” shall mean, collectively, the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), and the Proceeds of Crime (money laundering) and Terrorist Financing Act (Canada).

“Payment Date” shall mean the last Business Day of each calendar month.

“Permits” shall mean, with respect to any Person, any permit, approval, authorization, license, registration, certificate, concession, grant, franchise, variance or permission from, and any other Contractual Obligations with, any Governmental Authority, in each case whether or not having the force of law and applicable to or binding upon such Person or any of its property or operations or to which such Person or any of its property or operations is subject.

1“Permitted Acquisition” shall mean any Acquisition with respect to which all of the following conditions shall have been satisfied:
(a)the Acquired Business is engaged in the Business;
(b)such Acquisition shall not be a Hostile Acquisition;
(c)Parent shall have notified Administrative Agent and Lenders not less than 10 days (or such shorter time period as may be agreed to by Administrative Agent) prior to any such Permitted Acquisition;
(d)if a new Subsidiary is formed or acquired as a result of or in connection with such Acquisition, ~~the Borrower~~Borrowers shall have complied with the requirements of Section 8.08 in connection therewith;
(e)(i) no Default or Event of Default shall exist, and (ii) the Credit Parties shall be in compliance with the Financial Performance Covenants recomputed as of the end of the Applicable Fiscal

Period most recently ended for which financial statements have been delivered pursuant to Section 8.01(a) or 8.01(b) after giving effect to such Acquisition on a pro forma basis, and Parent shall have delivered to Administrative Agent a Compliance Certificate evidencing such compliance;
(f)such Acquisition would not reasonably be expected to cause a Material Adverse Effect; and
(g)Parent shall have delivered any additional information or other materials relating to such Acquisition, including financial statements of the Acquired Business and the documents evidencing such Acquisition (each in form and substance reasonably satisfactory to Administrative Agent) that have been reasonably requested by Administrative Agent.

“Permitted Liens” shall have the meaning set forth in Section 9.02.

“Person” shall mean any individual, partnership, joint venture, firm, corporation, limited liability company, association, trust or other enterprise or any Governmental Authority.

“Phoenix Licenses” shall mean the Marijuana Establishment License Registration Certificate ID No. 00000093ESRF39774783, and Medical Marijuana Dispensary Registration Certificate ID NO. 000000028DCGV00174888 and all licenses, permits, permissions and other authorizations relating to the Phoenix Licenses-related cannabis operations of ~~the~~ Borrowers issued by the Arizona Department of Health Services or any other governmental agency.

“Phoenix Assets” shall mean collectively: the Phoenix Licenses; all cannabis and non-cannabis inventory, equipment, fixtures and all other personal property located at the dispensary; the management rights related to the Phoenix Licenses, and all real property leases, zoning entitlements, product or licensing agreements and all material revenue producing contracts (including all material vendor and service contracts) related to ~~the~~ Borrowers’ Phoenix Licenses-related cannabis operations, including retail dispensary and cultivation operations.

“PIK Interest” shall mean interest accruing at the PIK Interest Rate or the Dispensary Loan PIK Interest Rate, as applicable.

“PIK Interest Rate” shall mean the rate of 2.75% per annum.

“Platform” shall have the meaning set forth in Section 12.23.

“PPSA” shall mean the Personal Property Security Act (British Columbia) or any other applicable Canadian federal or provincial statute pertaining to the granting, perfecting, priority or ranking of Liens on personal property, and any successor statutes, together with any regulations thereunder, in each case as in effect from time to time, and any reference to any particular section of the PPSA shall be construed to also refer to any successor section thereto.

“Prime Rate” shall mean, for any ~~date of determination~~day, a floating rate equal to the rate publicly quoted ~~from time to time~~ in The Wall Street Journal’s “Bonds, Rates & Yields” table as the “prime rate”~~. The Prime Rate shall be determined on the first Business Day of each month for such month.~~ on such day; provided, however, that in no event shall the Prime Rate be less than 7.75% per annum. Any change in such prime rate publicly quoted in The Wall Street Journal’s “Bonds, Rates & Yields” table shall take effect at the opening of business on the day specified in the public announcement of such change.

“Promotional Rights” shall have the meaning set forth in Section 12.16.

“Qualified Capital Stock” shall mean any Capital Stock that is not Disqualified Capital Stock.

“Real Property” shall mean, with respect to any Person, all right, title and interest of such Person (including any leasehold estate) in and to a parcel of real property owned, leased or operated by such Person together with, in each case, all improvements and appurtenant fixtures, equipment, personal property, easements and other property and rights incidental to the ownership, lease or operation thereof.

“Recipient” shall mean (a) Administrative Agent and (b) any Lender.

“Red Barn” shall mean Red Barn Growers, a New Mexico non-profit corporation.

“Register” shall have the meaning set forth in Section 12.06(b)(iii).

“Regulation D” shall mean Regulation D of the Board as from time to time in effect and any successor to all or a portion thereof establishing reserve requirements.

“Regulation U” shall mean Regulation U of the Board as from time to time in effect and any successor to all or a portion thereof establishing margin requirements.

“Regulation X” shall mean Regulation X of the Board as from time to time in effect and any successor to all or a portion thereof establishing margin requirements.

“Regulatory Licenses” shall mean (a) each Permit listed on Schedule 7.19 and (b) each Permit required to be held by any Consolidated Company, or that any Consolidated Company must have rights to use, to conduct its Business in compliance with Applicable Laws.

“Related Parties” shall mean, with respect to any specified Person, such Person’s Affiliates and the directors, officers, employees, agents, trustees, advisors of such Person and any Person that possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of such Person, whether through the ability to exercise voting power, by contract or otherwise.

“Release” shall mean any spilling, leaking, seepage, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, depositing, disposing, emanating or migrating of Hazardous Materials in the environment.

“Replacement Lender” shall mean one or more substitute Lenders reasonably acceptable to Administrative Agent.

“Reporting Jurisdictions” shall mean (a) all of the jurisdictions in Canada in which Parent is a “reporting issuer”, including as of the date hereof, the Provinces of British Columbia, Alberta, and Ontario and (b) if Parent’s Capital Stock is listed and posting for trading on the New York Stock Exchange or Nasdaq, the applicable reporting jurisdictions in the United States.

“Required Lenders” shall mean, at any time when there is more than one Lender, at least two Lenders having Loans and unused Commitments representing greater than 50.00% of the sum of the aggregate Loans and unused Commitments at such time, or at any time when there is only one Lender, such Lender.

“Rescindable Amount” shall have the meaning set forth in Section 4.03(d).

“Restricted Cannabis Activities” shall mean, in connection with the cultivation, distribution, sale and possession of cannabis and related products: (a) any activity that is not permitted under applicable U.S. State Cannabis Laws; (b) notwithstanding compliance with applicable U.S. State Cannabis Laws, any activity which a Governmental Authority asserts is unlawful under U.S. Federal Cannabis Law and the applicable Person is enjoined from conducting such activity; (c) distribution and sale of cannabis and related products to minors that is not approved under a U.S. State Cannabis Law; (d) payments to criminal enterprises, gangs, cartels and Persons subject to Sanctions; (e) non-compliance with anti-terrorism laws and other Applicable Law relating to money-laundering; (f) diversion of cannabis and related products from states where it is legal under U.S. State Cannabis Law to other states; (g) use of activities permitted under U.S. State Cannabis Law as a cover or pretext for the trafficking of other controlled substances or illegal drugs or other illegal activity; (h) the commission, or making threats, of violence and the use of firearms in violation of Applicable Law; (i) drugged driving and other adverse public health consequences associated with the use of cannabis and related products; (j) growing cannabis and related products on public lands; and (k) directly or indirectly, aiding, abetting or otherwise participating in a common enterprise with any Person or Persons in such activities.

“Restricted Debt” shall mean (a) the Indebtedness of any Credit Party existing on the Closing Date and listed on Schedule 7.24, and (b) any other Indebtedness the repayment of which is expressly subordinated and made junior to the payment in full of the Obligations and contains terms and conditions (including terms relating to interest, fees, repayment and subordination) satisfactory to Agents.

“Restricted Payment” shall mean, with respect to any Person, (a) the declaration or payment of any dividend on, or the making of any payment or distribution on account of, or setting apart assets for a sinking or other analogous fund for the purchase, redemption, defeasance, retirement or other acquisition of, any class of Capital Stock of such Person or any warrants or options to purchase any such Capital Stock, whether now or hereafter outstanding, or the making of any other distribution in respect thereof, either directly or indirectly, whether in cash or property, (b) any payment of a management fee (or other fee of a similar nature) or any reimbursable costs and expenses related thereto by such Person to any holder of its Capital Stock or any Affiliate thereof and (c) the payment or prepayment of principal of, or premium or interest on, any Indebtedness subordinate to the Obligations.

“Resurgent” shall have the meaning set forth in the Preamble.

“Retail Management” shall have the meaning set forth in the Preamble.

“S&P” shall mean Standard & Poor’s Ratings Services or any successor by merger or consolidation to its business.

“Sales Tracking Software” shall mean any “seed-to-sale” tracking, point-of-sale, or other inventory or sales reporting software used by the Credit Parties.

“Sanction(s)” shall mean all economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by OFAC or the U.S. Department of State, (b) the Canadian government, or (c) the United Nations Security Council, the European Union, any European Union member state or Her Majesty’s Treasury of the United Kingdom or other relevant sanctions authority.

“SEC” shall mean the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions.

“Second Amendment” shall mean that certain Second Amendment to Credit Agreement dated as of November 18, 2021, among Borrowers, the Lenders party thereto and Agents.

“Secured Parties” shall mean, collectively, (a) the Lenders, (b) Agents, (c) the beneficiaries of each indemnification obligation undertaken by any Credit Party ~~or Verano Guarantor~~ under the Credit

Documents, (d) any successors, endorsees, transferees and assigns of each of the foregoing to the extent any such transfer or assign is permitted by the terms of this Agreement and (e) any other holder of any Obligation or Secured Obligation (as defined in any applicable Security Document).

“Security Agreements” shall mean, collectively, the U.S. Security Agreement and the Canadian Security Agreement.

“Security Documents” shall mean, collectively, as applicable, the Security Agreements, security under 427 of the Bank Act (Canada) executed by the Canadian Credit Parties, the Collateral Access Agreements, the Control Agreements, the Patent Security Agreements, the Trademark Security Agreements, the Copyright Security Agreements, each Mortgage, and each other instrument or document executed and delivered pursuant to this Agreement or any of the Security Documents to guarantee or secure any of the Obligations.

“Solvency Certificate” shall mean a solvency certificate, duly executed and delivered by the chief financial officer of Parent to Administrative Agent, in form and substance reasonably satisfactory to Administrative Agent.

“Solvent” shall mean:

(a)with respect to any U.S. Credit Party, at any date, that (i) the sum of such Person’s debt (including Contingent Liabilities) does not exceed the present fair saleable value of such Person’s present assets (which, for this purpose, shall include rights of contribution in respect of obligations for which such Person has provided a guarantee), (ii) such Person’s capital is not unreasonably small in relation to its business as contemplated on such date, (iii) such Person has not incurred and does not intend to incur debts including current obligations beyond its ability to generally pay such debts as they become due (whether at maturity or otherwise), and (iv) such Person is “solvent” or is not “insolvent”, as applicable, within the meaning given that term and similar terms under Applicable Laws relating to fraudulent and other avoidable transfers and conveyances. For purposes of this definition, the amount of any Contingent Liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability (irrespective of whether such contingent liabilities meet the criteria for accrual under Statement of Financial Accounting Standard No. 5); and

(b)with respect to any Canadian Credit Party, at any date, that (i) the aggregate property of such Credit Party is sufficient, if disposed of at a fairly conducted sale under legal process, to enable payment of all its obligations, due and accruing due; (ii) the aggregate property of such Credit Party is, at a fair valuation, sufficient to enable payment of all its obligations, due and accruing due; (iii) such Credit Party is able to meet its obligations as they generally become due; and (iv) such Credit Party has not ceased paying its current obligations in the ordinary course of business as they generally become due.

“Subsequent Funding Dates” shall mean the date of funding of each Loan, if any, that occurs after the Closing Date.

“Subsidiary” of any Person shall mean and include (a) any corporation more than 30.00% of whose Voting Stock having by the terms thereof power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person directly or indirectly through Subsidiaries and (b) any partnership, limited liability company, association, joint venture or other entity in which such Person directly or indirectly through one or more Subsidiaries has more than (i) a 30.00% equity interest measured by either vote or value at the time or (ii) a 30.00% general partnership interest at the time. Unless otherwise expressly provided, all references herein to a Subsidiary shall mean a Subsidiary of Parent and shall exclude all Subsidiaries that are Excluded Subsidiaries.

“Taxes” shall mean all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Termination Date” shall mean the date on which the Loans and the other Obligations (other than Unasserted Contingent Obligations) shall have been paid in full in cash in accordance with the terms of this Agreement.

“Third Amendment” shall mean that certain Third Amendment to Credit Agreement dated as of the Third Amendment Effective Date, among Borrowers, the Lenders and Agents.

“Third Amendment Effective Date” shall mean January 26, 2022.

“Third Amendment Initial Funding Date” shall mean the date on which all of the conditions to closing and funding set forth in Section 5.01 have been satisfied, or waived in accordance with Section 12.01, which date is expected to be on or about March 1, 2022.

“Total Credit Exposure” shall mean, as of any date of determination (a) with respect to each Lender, (i) prior to the termination of the Commitments, the sum of such Lender’s Commitment plus the outstanding principal amount of such Lender’s Loans or (ii) upon the termination of the Commitments, the outstanding principal amount of such Lender’s Loans and (b) with respect to all Lenders, (i) prior to the termination of the Commitments, the sum of all of the Lenders’ Commitments plus the aggregate outstanding principal amount of all Loans and (ii) upon the termination of the Commitments, the aggregate outstanding principal amount of all Loans.

“Trademark Security Agreements” shall mean the Trademark Security Agreements made in favor of Collateral Agent and the Lenders by each applicable Credit Party and any trademark security agreement entered into after the Closing Date (as required by the Agreement or any other Credit Document), in each case, as the same may be amended, restated, supplemented or otherwise modified from time to time.

“Tranche Maturity Date” shall mean the Maturity Date or the Dispensary Loan Maturity Date, as applicable.

“Tranche Maturity Date Extension” shall mean the extension of the Maturity Date.

“Tranche Maturity Date Extension Notice” shall mean a written notice from Borrowers to Administrative Agent stating Borrowers’ intention to obtain a Tranche Maturity Date Extension and certifying that no Default or Event of Default exists as of the date of such notice and that no facts exist as of such date that will, with the passage of time, lead to the existence of a Default or Event of Default as of the date of such Tranche Maturity Date Extension.

“Transactions” shall mean the funding of the Loans pursuant hereto and the use of the proceeds thereof and all other transactions contemplated by or described in the Credit Documents.

“Treasury Regulations” shall mean the United States Treasury regulations promulgated under the Code.

“Triggering Event” shall mean the enacting of any adult-use cannabis legislation by both houses of the legislature, and approved by the Governor, of the State of Minnesota that would (a) require Vireo Minnesota to participate in a competitive application process for new licenses for one or more tiers (cultivation, processing, retail) of the adult-use market in the State of Minnesota, (b) limit Vireo Minnesota’s cannabis canopy to 10,000 square feet or less for a period of one year or more or (c) require Vireo Minnesota to be controlled, directly or indirectly, by a Person that is resident or formed, as the case may be, in the State of Minnesota. [redacted – competitively sensitive]

“U.S.” and “United States” shall mean the United States of America.

“U.S. Bankruptcy Code” shall mean the United States Bankruptcy Code (11 U.S.C. Section 101 et seq.).

“U.S. Credit Party” shall mean any Credit Party organized and existing under the laws of the United States or any state or subdivision thereof.

“U.S. Federal Cannabis Law” shall mean any federal laws of the United States treating cannabis and related products as illegal or as controlled substances.

“U.S. Person” shall mean any person that is a “United States Person” as defined in Section 7701(a)(30) of the Code.

“U.S. Security Agreement” shall mean that certain Security Agreement dated as of the Closing Date, by and among each Credit Party party thereto and Collateral Agent for the benefit of the Secured Parties.

“U.S. State Cannabis Law” shall mean any law enacted by any state of the United States which legalizes cannabis and related products in some form and which implements strong and effective regulatory and enforcement systems to control the cultivation, distribution, sale and possession of cannabis and related products.

“U.S. Tax Compliance Certificate” has the meaning specified in Section 4.04(f)(ii)(B)(3).

“UCC” shall mean the Uniform Commercial Code as from time to time in effect in the state of Illinois and any other applicable jurisdiction.

“Unasserted Contingent Obligations” shall mean, at any time, Obligations for taxes, costs, indemnifications, reimbursements, damages and other liabilities in respect of which no assertion of liability (whether oral or written) and no claim or demand for payment or indemnification (whether oral or written) has been made or threatened.

“Unfinanced Capital Expenditures” shall mean, as to any Borrower, a Capital Expenditure not funded with (a) the proceeds of Indebtedness or (b) the proceeds of the issuance of Capital Stock.

“Verano Litigation” shall mean Goodness Growth Holdings, Inc. v. Verano Holdings Corp., ~~a corporation existing under the laws of the Province~~filed in the Supreme Court of British Columbia, Canada, on October 21, 2022, as amended, refiled, supplemented, extended or otherwise amended from time to time.

~~“Verano Acquisition” shall mean the proposed acquisition by Verano of the Capital Stock of Parent, as more particularly provided in that certain Arrangement Agreement dated as of January 31, 2022,~~

~~between Parent and Verano, the Plan of Arrangement (as defined therein) and the other agreements, instruments and documents executed in connection therewith or relating thereto.~~

~~“Verano Credit Agreement” shall mean that certain Amended and Restated Credit Agreement dated as of May 10, 2021, among Verano, certain of its Subsidiaries, the “Lenders” (as defined therein) party thereto, Chicago Atlantic, as administrative agent and as collateral agent, and the other Persons party thereto.~~

~~“Verano Guarantors” shall have the meaning set forth in Section 8.10(d).~~

“Verdant Grove” shall have the meaning set forth in the Preamble.

“Vireo Arizona” shall have the meaning set forth in the Preamble.

“Vireo Charm City” shall mean Vireo of Charm City, LLC, a Maryland limited liability company.

“Vireo de Puerto Rico” shall have the meaning set forth in the Preamble.

“Vireo Health” shall have the meaning set forth in the Preamble.

“Vireo Massachusetts” shall have the meaning set forth in the Preamble.

“Vireo Minnesota” shall have the meaning set forth in the Preamble.

“Vireo Nevada” shall have the meaning set forth in the Preamble.

“Vireo NM” shall have the meaning set forth in the Preamble.

“Vireo NY” shall have the meaning set forth in the Preamble.

“Vireo PR” shall have the meaning set forth in the Preamble.

“Voting Stock” shall mean, with respect to any Person, shares of such Person’s Capital Stock having the right to vote for the election of directors (or Persons acting in a comparable capacity) of such Person under ordinary circumstances.

“Warrant Agreements” shall mean, collectively, those certain Warrant Agreements executed by the Borrowers party thereto for the issuance of Warrant Shares to, or as directed by, Administrative Agent, each Lender, each Participant and any designee thereof, in form and substance satisfactory to Administrative Agent and Lenders.

“Warrant Shares” shall have the meaning set forth in the Warrant Agreements.

“Withholding Agent” shall mean any Credit Party and Administrative Agent.

“Xaas” shall have the meaning set forth in the Preamble.

SECTION 1.02Other Interpretive Provisions.  With reference to this Agreement and each other Credit Document, unless otherwise specified herein or in such other Credit Document:
(a)The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms. Any pronoun used shall be deemed to cover all genders.
(b)The words “herein”, “hereto”, “hereof” and “hereunder” and words of similar import when used in any Credit Document shall refer to such Credit Document as a whole and not to any particular provision thereof.

(c)Preamble, Article, Section, Exhibit and Schedule references are to the Credit Document in which such reference appears unless otherwise specifically provided.
(d)The term “including” is by way of example and not limitation, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.”
(e)The term “documents” includes any and all instruments, documents, agreements, certificates, notices, reports, financial statements and other writings, however evidenced, whether in physical or electronic form.
(f)In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including”; the words “to” and “until” each mean “to but excluding”; and the word “through” means “to and including”.
(g)Section headings herein and in the other Credit Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Credit Document.
(h)All references in any Credit Document to the consent ~~or~~, discretion ~~of~~, or satisfaction of, acceptability to or approval by any Agent or any Lender~~,~~  shall be deemed to mean the consent ~~of~~, discretion or satisfaction of, acceptability to or approval by such Agent or such Lender in its sole and absolute discretion, except as otherwise expressly provided in the applicable Credit Document.
(i)A Default or an Event of Default shall be deemed to exist at all times during the period commencing on the date that such Default or Event of Default occurs to the date on which such Default or Event of Default is waived in writing pursuant to this Agreement or, with respect to any Default, is cured within any period of cure expressly provided in this Agreement. Whenever in any provision of this Agreement or any other Credit Document any Agent or any Lender is authorized to take or decline to take any action (including making any determination) in the exercise of its “discretion,” such provision shall be understood to mean that such Agent or such Lender may take or refrain to take such action in its sole and absolute discretion.
(j) Any reference herein to a merger, transfer, consolidation, amalgamation, assignment, sale, disposition or transfer, or similar term, shall be deemed to apply to a division of or by a limited liability company, or an allocation of assets to a series of a limited liability company (or the unwinding of such a division or allocation), as if it were a merger, transfer, consolidation, amalgamation, assignment, sale, disposition or transfer, or similar term, as applicable, to, of or with a separate Person. Any division of a limited liability company shall constitute a separate Person hereunder (and each division of any limited liability company that is a Subsidiary, Credit Party, joint venture or any other like term shall also constitute such a Person or entity).
(k)Where the context so requires, any term defined in this Agreement by reference to the “UCC” shall also have any extended, alternative or analogous meaning given to such term in the PPSA when used in relation to any Collateral subject to the PPSA.
(l)Whenever any provision in any Credit Document refers to the knowledge (or an analogous phrase) of any Credit Party or officer thereof, such words are intended to signify that the chief executive officer, the chief financial officer, the chief operating officer, the chief administrative officer or general counsel of Parent has actual knowledge or awareness of a particular fact or circumstance or that such person, if they had exercised reasonable diligence, would have known or been aware of such fact or circumstance.
SECTION 1.03Accounting Terms and Principles.  All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP, applied in a consistent manner.  No change in the accounting principles used in the preparation of any financial statement hereafter adopted by Parent or any of its Subsidiaries shall be given effect for purposes of measuring compliance with any provision of Article IX, including Section 9.14, or otherwise in this Agreement unless Parent, Administrative Agent and Required Lenders agree in writing to modify such provisions to reflect such changes in GAAP and, unless such provisions are modified, all financial statements, Compliance Certificates and similar documents provided hereunder shall be provided together with a reconciliation between the calculations and amounts set forth therein before and after giving effect to such change in GAAP.  Notwithstanding any other provision contained herein, all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to in Article IX shall be made, without giving effect to any election under Accounting Standards Codification 825-10 (or any other Financial Accounting Standard having a similar result or effect) to value any Indebtedness or other liabilities of any Credit Party or any Subsidiary of any Credit Party at “fair value”.  A breach of a Financial Performance Covenant shall be deemed to have occurred as of any date of determination by Administrative Agent or Required Lenders as of the last day of any specified measurement period, regardless of when the financial statements reflecting such breach are delivered to any Agent.  Anything in this Agreement to the contrary notwithstanding, any obligation of a Person under a lease (whether existing as of the Closing Date or entered into after the Closing Date) that is not (or would not be) required to be classified and accounted for as a capital lease on the balance sheet of such Person under GAAP as in effect on the Closing Date shall not be treated as a Capitalized Lease Obligation solely as a result of (x) the adoption of any changes in, or (y) changes in the application of, GAAP after the Closing Date.
SECTION 1.04Rounding.  Any financial ratios required to be maintained or complied with by the Credit Parties pursuant to this Agreement (or required to be satisfied in order for a specific action to be permitted under this Agreement) shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number).
SECTION 1.05References to Agreements, Laws, Etc.  Unless otherwise expressly provided herein, (a) references to Organization Documents, agreements (including this Agreement and each of the other Credit Documents) and other Contractual Obligations shall be deemed to include all subsequent amendments, restatements, amendment and restatements, extensions, supplements, renewals and other modifications thereto, but only to the extent that such amendments, restatements, amendment and restatements, extensions, supplements, renewals and other modifications are permitted by the terms hereof and thereof; and (b) references to any Applicable Law shall include all statutory and regulatory provisions consolidating, amending, replacing, supplementing, implementing or interpreting such Applicable Law and any successor or replacement statutes and regulations.
SECTION 1.06Times of Day.  Unless otherwise specified, all references herein to times of day shall be references to the time in Chicago, Illinois.
SECTION 1.07Timing of Payment of Performance.  When the payment of any obligation or the performance of any covenant, duty or obligation is stated to be due or performance required on a day which is not a Business Day, the date of such payment or performance shall extend to the immediately succeeding Business Day.  All payments required hereunder shall be paid in immediately available funds unless otherwise expressly provided herein.
SECTION 1.08Corporate Terminology.  Any reference to officers, shareholders, stock, shares, directors, boards of directors, corporate authority, articles of incorporation, bylaws or any other such references to matters relating to a corporation made herein or in any other Credit Document with respect to a Person that is not a corporation shall mean and be references to the comparable terms used with respect to such Person.
ARTICLE II
Amount and Terms of Loans
SECTION 2.01Loans.  Subject to and upon the terms and conditions herein set forth, each Lender having ~~a~~the applicable Commitment shall, severally (and not jointly), make one or more Loans to Borrowers, which Loans (x) when aggregated with each other Loan made hereunder (but excluding, for the avoidance of doubt, all PIK Interest that is paid in kind and deemed to be a part of the principal amount of the Loans), shall be in an amount not to exceed the Aggregate Commitment and (y) for each Lender, when aggregated with each other Loan made by such Lender hereunder (but excluding, for the avoidance of doubt, all PIK Interest that is paid in kind to such Lender and deemed to be a part of the principal amount of the Loans), shall be in an amount not to exceed, for each Lender, such Lender’s applicable Commitment, as follows:
(a)on the Closing Date, Loans in the aggregate amount of $26,000,000;
(b)on November 18, 2021, the Dispensary Loans;
(c)on one or more Subsequent Funding Dates during the period commencing on the Third Amendment Initial Funding Date and ending on December 30, 2022, Delayed Draw Loans in the aggregate amount of up to $25,000,000 to be made pursuant to the draw schedule attached hereto as Schedule 2.01(c), which Schedule may be modified with the consent of Administrative Agent in its discretion; provided that:  (i) on the Third Amendment Initial Funding Date, Borrowers may draw an additional amount equal to the fees and expenses paid or to be paid by Borrowers to Agents, Arranger and the Lenders on or prior to such date; (ii) the aggregate amount to be advanced on one other Subsequent Funding Date pursuant to this Section 2.01(c) may, at the option of Borrowers, be increased to $5,000,000; (iii) the draw amounts on Schedule 2.01(c) shall be reduced by an aggregate amount equal to the sum of each amount in excess of $3,000,000 advanced pursuant to each of clauses (i) and (ii) above, such reduction to be applied in inverse chronological order until such aggregate amount is exhausted; and (iv) the aggregate amount to be advanced on one Subsequent Funding Date (which may be the same as the Subsequent Funding Date referred to in clause (ii) above) pursuant to this Section 2.01(c) may, at the option of Borrowers, be increased by an additional $3,000,000;
(d)on January 3, 2023 (or such other date to which Administrative Agent agrees in its discretion), Delayed Draw Loans in the aggregate amount of up to $10,000,000; provided that such amount shall be reduced to $7,000,000 in the event Borrowers elect to increase a prior draw as provided in Section 2.01(c)(iv);
(e)[reserved]; and
(f)[reserved].

~~(e) on one or more Subsequent Funding Dates on or about the date which New York Cannabis Fees are due (or such other date to which Administrative Agent agrees in its discretion), Delayed Draw Loans in an aggregate amount not to exceed $20,000,000; and~~

~~(f) on one or more Subsequent Funding Dates, upon the request of Borrowers and as approved by Administrative Agent and Lenders in their discretion, Loans in the aggregate amount of up to $20,000,000, the proceeds of which shall be used by Borrowers to finance acquisitions made by a Credit Party on terms and subject to conditions satisfactory to Lenders in their discretion, or for such other purposes as may be consented to by the Lenders in their discretion, including that (i) Parent issues Warrant Agreements, in form and substance satisfactory to Administrative Agent, on each Subsequent Funding Date evidencing Warrant Shares in an aggregate amount equal to 20.00% warrant coverage based on the gross amount of the Loans advanced on such Subsequent Funding Date and with a strike price per share equal to the volume weighted average price of a share of Parent’s Capital Stock for the 10 trading-day period ending on the date immediately preceding such Subsequent Funding Date, and (ii) Borrowers issue Notes in the aggregate amount of the increased Aggregate Commitment.  The Credit Parties acknowledge and agree that any Loans disbursed on a Subsequent Funding Date pursuant to this Section 2.01(f) shall be made in the sole and absolute discretion of Administrative Agent and Lenders.  No Lender shall have any obligation to make any Loan under this Section 2.01(f).  This Section 2.01(f) shall not constitute a commitment on the part of Administrative Agent or any Lender to make any Loans under and pursuant to this Section 2.01(f).  The Aggregate Commitment shall be deemed increased as of each Subsequent Funding Date by the aggregate amount of the Loans made on such Subsequent Funding Date.~~

Each Loan may be repaid or prepaid in accordance with the provisions hereof, but once repaid or prepaid may not be reborrowed.

SECTION 2.02Disbursement of Funds; Original Issue Discount.
(a)If all the conditions set forth in Section 5.01 to the effectiveness of this Agreement are met prior to 10:00 a.m. on the Business Day immediately prior to the Closing Date, then, each Lender will make available its pro rata portion of the Loans to be made on the Closing Date in the manner provided below no later than 2:00 p.m. on the Closing Date.  If all the conditions set forth in Section 5.02 are met prior to 10:00 a.m. on the Business Day immediately prior to an applicable Subsequent Funding Date, then~~,~~  each Lender will make available its pro rata portion of the Loans to be made on such Subsequent Funding Date in the manner provided below no later than 2:00 p.m. on such Subsequent Funding Date.
(b)Each Lender shall make available all amounts it is to fund to Borrowers in immediately available funds to Administrative Agent, and, following receipt thereof in an account designated by Administrative Agent by the applicable time set forth in Section 2.02(a), Administrative Agent will remit such amounts by 4:00 p.m., in immediately available funds and in Dollars to Borrowers, by remitting the same to such Persons and such accounts as may be designated by Parent to Administrative Agent in writing.  The failure of any Lender to make available the amounts it is to fund to Borrowers hereunder or to make a payment required to be made by it under any Credit Document shall not relieve any other Lender of its obligations under any Credit Document, but no Lender shall be responsible for the failure of any other Lender to make any payment required to be made by such other Lender under any Credit Document.
(c)Nothing in this Section 2.02 shall be deemed to relieve any Lender from its obligation to fulfill its commitments and obligations hereunder or to prejudice any rights that Borrowers may have against any Lender as a result of any default by such Lender hereunder (it being understood, however, that no Lender shall be responsible for the failure of any other Lender to fulfill its commitments and obligations hereunder).
(d)Each of Borrowers and Lenders agrees that, on the Closing Date, Borrowers shall receive proceeds of such Loans based on a purchase price of 97.00% of the principal amount thereof.  For the avoidance of doubt, on the Closing Date each Lender shall advance to Borrowers an amount equal to 97.00% of its ratable share of all Loans requested by Borrowers as of the Closing Date in exchange for Borrowers’ obligations to repay in full the face amount of such Loans, plus interest accrued thereon in accordance with the terms hereof.
(e)Each of Borrowers and Lenders agrees that on each Subsequent Funding Date, Borrowers shall receive proceeds of such Loans based on the Future Loan Purchase Ratio for such Subsequent Funding Date.  For the avoidance of doubt, on each such Subsequent Funding Date each Lender shall advance to Borrowers an amount equal to the Future Loan Purchase Ratio of its ratable share of all Loans requested by Borrowers as of such Subsequent Funding Date in exchange for Borrowers’ obligations to repay in full the face amount of such Loans, plus interest accrued thereon in accordance with the terms hereof.
SECTION 2.03Payment of Loans; Evidence of Debt.
(a)Borrowers agree to pay to Administrative Agent, for the benefit of the Lenders, ~~(i) commencing on March 31, 2023, and on each Payment Date occurring thereafter, a principal repayment in an amount equal to the Amortization Amount on such Payment Date; and (ii) the remaining~~the outstanding principal and interest due on the Loans on the Tranche Maturity Date~~, the Dispensary Loan Maturity Date or the Delayed Draw Term Loan Maturity Date, as~~  applicable to such Loans, or upon such earlier date on which the Obligations are accelerated pursuant to the terms of this Agreement.
(b)Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the Indebtedness of Borrowers to the appropriate lending office of such Lender resulting from each Loan made by such lending office of such Lender from time to time, including the amounts of principal and interest payable and paid to such lending office of such Lender from time to time under this Agreement.
(c)Borrowers agree that from time to time on and after the Closing Date, upon the request to Administrative Agent by any Lender, at Borrowers’ own expense, Borrowers will execute and deliver to ~~such~~each applicable Lender a Note evidencing the applicable Loans, and payable to such Lender or registered assigns in a maximum principal amount equal to such Lender’s applicable Commitment. Notwithstanding the foregoing, in no event shall Borrower be required to execute Notes with an aggregate principal amount greater than the Aggregate Commitment.  Administrative Agent shall maintain the Register pursuant to Section 12.06(b)(iii), and a subaccount for each Lender, in which Register and subaccounts (taken together) shall be recorded (i) the amount of each Loan made hereunder, (ii) the amount of any principal or interest due and payable or to become due and payable from Borrowers to each Lender hereunder and (iii) the amount of any sum received by Administrative Agent from Borrowers and each Lender’s share thereof.  Notwithstanding the foregoing, in no event may any Lender request a Note more than four times in any calendar year.
(d)In addition to the foregoing, each Borrower hereby irrevocably promises to pay all Obligations, including the outstanding aggregate principal amount of the Loans and interest and fees with respect to the foregoing, as the same become due and payable hereunder and, in any event, on the Tranche Maturity Date~~, the Dispensary Loan Maturity Date or the Delayed Draw Term Loan Maturity Date, as~~  applicable to such Loans.
SECTION 2.04Interest.
(a)The unpaid principal amount of the Loans shall bear interest from the Closing Date or the relevant Subsequent Funding Date, as applicable, at (i) with respect to the

Dispensary Loans, the Dispensary Loan Cash Interest Rate, or (ii) with respect to the other Loans, the Cash Interest Rate, and shall be due and payable in cash monthly on each Payment Date, in arrears, with the first installment being payable on the last day of the first month following the Closing Date.
(b)The unpaid principal amount of the Loans shall also bear interest from the Closing Date or the relevant Subsequent Funding Date, as applicable, at (i) with respect to the Dispensary Loans, the Dispensary Loan PIK Interest Rate, or (ii) otherwise, the PIK Interest Rate, and shall be due and payable in kind monthly on each Payment Date, in arrears, with the first installment being payable on March 31, 2021. On each Payment Date, such paid in kind interest that is accrued and unpaid and that has not been previously added to the principal amount of the Loans shall be added, and amounts so added shall thereafter be deemed to be a part of the principal amount of the Loans.  Notwithstanding the foregoing, Borrowers may elect, on each Payment Date, to pay the interest accruing at the PIK Interest Rate or the Dispensary PIK Interest Rate in cash on such Payment Date if no Default or Event of Default has occurred and is continuing.  Borrowers shall give Administrative Agent notice of any such election at least three Business Days prior to the applicable Payment Date.
(c)Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid, provided that any Loan that is repaid on the same day on which it is made shall, subject to Section 4.03(a), bear interest for one day.
(d)From and after the occurrence and during the continuance of any Event of Default, upon notice by Administrative Agent or Collateral Agent to Parent, Borrowers shall pay interest on the principal amount of all Loans and all other unpaid Obligations, to the extent permitted by Applicable Law, at the Default Rate in order to compensate the Lenders for the increased risk associated with such Event of Default, which Default Rate shall accrue from the date of such Event of Default (regardless of the date of notice of the imposition of the Default Rate) until waived in writing and shall be payable on demand and paid (i) with respect to interest accruing at the PIK Interest Rate or the Dispensary Loan PIK Interest Rate, in kind, and (ii) otherwise, in cash.
(e)All computations of interest hereunder shall be made in accordance with Section 4.05.
SECTION 2.05Multiple Borrowers.
(a)It is the intent of the parties to this Agreement that Borrowers shall be jointly and severally obligated hereunder and under the Notes, as co-borrowers under this Agreement and as co-makers of the Notes, in respect of the principal of and interest on, and all other amounts owing in respect of, the Loans and the Notes. Each Borrower hereby (i) jointly and severally and irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Borrowers with respect to the payment and performance of all of the Obligations hereunder, it being the intention of the parties hereto that all such Obligations shall be the joint and several obligations of each Borrower without preferences or distinction among them and that the obligations of each Borrower hereunder shall be unconditional irrespective of any circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a guarantor or surety, and (ii) further agrees that if any such Obligations are not paid in full when due (whether at stated maturity, as mandatory prepayment or cash collateralization, by acceleration or otherwise), Borrowers will, jointly and severally, promptly pay the same, without any demand or notice whatsoever. Each Borrower acknowledges and agrees that the delivery of funds to any Borrower under this Agreement shall constitute valuable consideration and reasonably equivalent value to all Borrowers for the purpose of binding them and their assets on a joint and several basis for the Obligations hereunder.

(b)Each Borrower expressly waives any and all rights of subrogation, reimbursement, indemnity, exoneration, contribution of any other claim which such Borrower may now or hereafter have against the other Borrowers or any other Person directly or contingently liable for the Obligations hereunder, or against or with respect to any other Borrowers’ property (including any property which is Collateral for the Obligations), arising from the existence or performance of this Agreement, until termination of this Agreement and repayment and performance in full of the Obligations.
SECTION 2.06Borrower Representative. Each Borrower, by its execution of this Agreement, irrevocably appoints the Borrower Representative to act on its behalf as its agent in relation to the Credit Documents and irrevocably authorizes:
(a)The Borrower Representative, on such Borrower’s behalf, to supply all information concerning itself contemplated by this Agreement to Agents and Lenders and to give and receive all notices, instructions and other communications, to sign all certificates, to make such agreements and to effect the relevant amendments, supplements, variations and waivers capable of being given, made or effected by any Borrower, notwithstanding that they may affect such Borrower, without further reference to or the consent of such Borrower; and
(b)Agents and Lenders to give any notice, demand or other communication to such Borrower pursuant to the Credit Documents to the Borrower Representative, and in each case such Borrower shall be bound as though such Borrower itself had given the notices and instructions or executed or made the agreements or effected the amendments, supplements or variations, or received the relevant notice, demand or other communication.

Every act, omission, agreement, undertaking, settlement, waiver, amendment, supplement, variation, notice, instruction or other communication given or made by Borrower Representative or given to Borrower Representative under any Credit Document on behalf of another Borrower (whether or not known to any other Borrower and whether occurring before or after such other Borrower became a Borrower under any Credit Document) shall be binding for all purposes on such Borrower as if such Borrower had expressly agreed, executed, made, given or concurred with it or received the relevant notice, demand or other communication. In the event of any conflict between any notices or other communications of Borrower Representative and any other Borrower, those of Borrower Representative shall prevail.

~~SECTION 2.07 Fees.~~

~~(a) To induce Administrative Agent and the Lenders to enter into the Third Amendment and for the Lenders to extend the Loans under Section 2.01(e), Borrowers agree to pay to Administrative Agent, or at its direction, an origination fee to be due and payable as follows:  on each Subsequent Funding Date for such Loans, if any, an amount equal to 1.00% of the aggregate amount of such Loans advanced on such Subsequent Funding Date.  For the avoidance of doubt, this fee shall be net funded on each applicable Subsequent Funding Date.~~

SECTION 2.07~~(b)~~ Fees.  All fees to be paid to Administrative Agent or any Lender under or in connection with the Transactions: shall be fully earned by Administrative Agent and each Lender when due and payable; shall not be subject to rebate, refund or proration under any circumstances; are and shall be deemed to be for compensation for services; and are not, and shall not be deemed to be, interest or any other charge for the use, forbearance or detention of money. All amounts chargeable to Borrowers under this Section 2.07 shall be Obligations secured by the Collateral and shall be payable on demand to Administrative Agent, on behalf of Administrative Agent and Lenders.

ARTICLE III
Mandatory Reduction of Commitments;

Extension of the Maturity Date

SECTION 3.01Mandatory Reduction of Commitments.  ~~The Commitments~~Each Commitment shall be permanently reduced by the amount of each Loan made thereunder on the Closing Date and on each Subsequent Funding Date thereafter.
SECTION 3.02Extension of the Maturity Date.  With respect to each fiscal quarter set forth below, Borrowers may elect to extend the Maturity Date to the date opposite each such fiscal quarter, so long as (a) Borrowers deliver a Tranche Maturity Date Extension Notice to Administrative Agent at least five Business Days prior to the then-existing Maturity Date and (b) as of each of the date of receipt of such Tranche Maturity Date Extension Notice by Administrative Agent and the date of the Tranche Maturity Date Extension applicable thereto, (i) no Default or Event of Default exists or would result therefrom and (ii) the Consolidated Fixed Charge Coverage Ratio is not less than the ratio set forth opposite each such fiscal quarter:
Fiscal Quarter	Consolidated Fixed Charge Coverage Ratio	Extended Maturity Date
December 31, 2023, and March 31, 2024	1.0	July 31, 2024
June 30, 2024, and September 30, 2024	1.25	January 31, 2025
September 30, 2024	1.5	April 30, 2025
December 31, 2024	1.5	July 31, 2025
March 31, 2025	1.5	October 31, 2025
June 30, 2025, and September 30, 2025	1.5	January 31, 2026

For purposes of this Section 3.02, the Consolidated Fixed Charge Coverage Ratio shall be determined for each applicable date as of the end of the Applicable Fiscal Period most recently ended for which financial statements and a Compliance Certificate have been delivered pursuant to Section 8.01(a) and 8.01(c), respectively.

ARTICLE IV
Payments
SECTION 4.01Voluntary Prepayments.
(a)After the first anniversary of the Fifth Amendment Date, Borrowers shall have the right to prepay the outstanding remaining balance of the Loans in full on the following terms and conditions: (i) Borrowers shall give Administrative Agent written notice (or telephonic notice promptly confirmed in writing) of its intent to make such prepayment no later than 90 calendar days prior to the date of such prepayment, which notice shall promptly be transmitted by Administrative Agent to each of the Lenders; and (ii) such prepayment may only be made on the last Business Day of a calendar month unless Administrative Agent otherwise agrees in its discretion.
(b)~~Any~~The voluntary prepayment of the Loans hereunder that is made prior to the Tranche Maturity Date~~, the Dispensary Loan Maturity Date or the Delayed Draw Term Loan Maturity Date, as~~  applicable~~, or any payment upon acceleration in accordance with Section 10.02~~ thereto (including~~, for the avoidance of doubt, in connection with an Event of Default under Section~~

~~10.01(a), 10.01(h) or 10.01(j)) and~~, for the avoidance of doubt, any refinancing of the Loans) shall be accompanied by all accrued interest on the amount prepaid~~, together with the Make-Whole Amount, the Delayed Draw Term Loan~~ and the Make-Whole Amount and the ~~Dispensary Loan Make-Whole Amount~~payment of all other Obligations.
SECTION 4.02Mandatory Prepayments.
(a)Types of Mandatory Prepayments.
(i)Within five Business Days of the receipt by any Credit Party or any of its Subsidiaries of any Net Cash Proceeds from the incurrence of any Indebtedness by any Credit Party or any of its Subsidiaries (other than Indebtedness permitted under Section 9.01), Borrowers shall prepay the Loans in an amount equal to 100.00% of such Net Cash Proceeds, to be applied as set forth in Section 4.02(c).  Nothing in this Section 4.02(a)(i) shall be construed to permit or waive any Default or Event of Default arising from any incurrence of Indebtedness not permitted under the terms of this Agreement. Any mandatory prepayment of the Loans made pursuant to this Section 4.02(a)(i) shall be accompanied by all accrued interest on the amount prepaid, together with the Make-Whole Amount~~, the Delayed Draw Term Loan Make-Whole Amount and the Dispensary Loan Make-Whole Amount~~.
(ii)Within five Business Days of the receipt by any Credit Party or any of its Subsidiaries of any Net Cash Proceeds from any Disposition (other than any Disposition permitted under Section 9.04~~(d), Section 9.04(e) or Sections 9.04(g) through 9.04(n)~~), Borrowers shall prepay the Loans in an amount equal to 100.00% of the Net Cash Proceeds from such Disposition, to be applied as set forth in Section 4.02(c)~~; provided, however, that no prepayment shall be required to the extent the aggregate amount of such Net Cash Proceeds does not exceed $3,500,000 in any calendar year; and provided, further, that, notwithstanding the foregoing proviso, the prepayment of the Loans required from Borrowers in connection with any Disposition of the Capital Stock issued by Resurgent or its assets shall be the lesser of (a) the amount of the Net Cash Proceeds received in connection with any Disposition to any Person other than a Credit Party and (b) $250,000~~.  Nothing in this Section 4.02(a)(ii) shall be construed to permit or waive any Default or Event of Default arising from any Disposition not permitted under the terms of this Agreement.  Any mandatory prepayment of the Loans made pursuant to this Section 4.02(a)(ii) shall be accompanied by all accrued interest on the amount prepaid, together with the Make-Whole Amount~~, the Delayed Draw Term Loan Make-Whole Amount and the Dispensary Loan Make-Whole Amount~~.
(iii)Within five Business Days of the receipt by any Credit Party or any of its Subsidiaries of any Net Cash Proceeds from any Casualty Event, and such Casualty Event is because of, directly or indirectly, the occurrence of an Event of Default, Borrowers shall prepay the Loans in an amount equal to 100.00% of such Net Cash Proceeds, ~~to be applied as set forth in Section 4.02(c); provided that Borrowers may, at their option by notice in writing to Administrative Agent no later than 90 days following the occurrence of the Casualty Event resulting in such Net Cash Proceeds, apply such Net Cash Proceeds to the rebuilding or replacement of such damaged, destroyed or condemned assets or property so long as such Net Cash Proceeds are in fact used to commence the rebuilding or replacement of the damaged, destroyed or condemned assets or property within 270 days following the receipt of such Net Cash Proceeds, with the amount of Net Cash Proceeds unused after such period~~ to be applied as set forth in Section 4.02(c).  Nothing in this Section 4.02(a)(iii) shall be construed to permit or waive any Default or Event of Default arising from, directly or indirectly, any Casualty Event.  Any mandatory prepayment of the Loans made pursuant to this Section 4.02(a)(iii) shall be accompanied by all accrued interest on the amount prepaid, together with the Make-Whole Amount.

(iv)Within five Business Days of the receipt by any Credit Party or any of its Subsidiaries of any Extraordinary Receipts in connection with the Verano Litigation, Borrowers shall prepay the Obligations in an amount equal to at least 75.00% of such Extraordinary Receipts, to be applied as set forth in Section 4.02(c); provided, however, that Administrative Agent may, in its discretion, agree to waive this requirement or adjust the amount of Extraordinary Receipts to be used to repay the Loans.  Nothing in this Section 4.02(a)(iv) shall be construed to permit or waive any Default or Event of Default arising, directly or indirectly, from any event or circumstance giving rise to such Extraordinary Receipts.
(v)Within five Business Days of the receipt by any Credit Party or any of its Subsidiaries of any Employee Retention Credits, Borrowers shall prepay the Obligations in an amount equal to at least 75.00% of such Extraordinary Receipts, to be applied as set forth in Section 4.02(c); provided, however, that Administrative Agent may, in its discretion, agree to waive this requirement or adjust the amount of Employee Retention Credits to be used to repay the Loans.  Nothing in this Section 4.02(a)(v) shall be construed to permit or waive any Default or Event of Default arising, directly or indirectly, from any event or circumstance giving rise to such Extraordinary Receipts.
(vi)~~(iv)~~ Within five Business Days of the receipt by any Credit Party or any of its Subsidiaries of any ~~proceeds from any~~other Extraordinary Receipts, ~~Borrowers may, if no Event of Default has occurred and is continuing, and shall, if~~and such Extraordinary Receipts is because of, directly or indirectly, the occurrence of an Event of Default ~~has occurred and is continuing,~~, Borrowers shall prepay the ~~Loans~~Obligations in an amount equal to 100.00% of such Extraordinary Receipts, to be applied as set forth in Section 4.02(c).  Nothing in this Section 4.02(a)(~~iv~~vi) shall be construed to permit or waive any Default or Event of Default arising, directly or indirectly, from any event or circumstance giving rise to ~~any~~such Extraordinary Receipts.  Any mandatory prepayment of the Loans made pursuant to this Section 4.02(a)(vi) shall be accompanied by all accrued interest on the amount prepaid, together with the Make-Whole Amount.
(vii)Within five Business Days of the receipt by any Credit Party or any of its Subsidiaries of any Net Cash Proceeds in connection with any New York Disposition, Borrowers shall prepay the Obligations in an amount equal to at least 75.00% of such Net Cash Proceeds, to be applied as set forth in Section 4.02(c).  Nothing in this Section 4.02(a)(vii) shall be construed to permit or waive any Default or Event of Default arising, directly or indirectly, from any event or circumstance giving rise to such Net Cash Proceeds.
(viii)Within five Business Days of the receipt by any Credit Party or any of its Subsidiaries of any Net Cash Proceeds in connection with any Minnesota Disposition, Borrowers shall prepay the Obligations in an amount equal to 100.00% of such Net Cash Proceeds, to be applied as set forth in Section 4.02(c).  Nothing in this Section 4.02(a)(viii) shall be construed to permit or waive any Default or Event of Default arising, directly or indirectly, from any event or circumstance giving rise to such Net Cash Proceeds. [  [Redacted – competitively sensitive]
(ix)~~(v)~~ Immediately upon any acceleration of any of the Loans pursuant to Section 10.02, Borrowers shall repay all of the Loans, unless only a portion of all of the Loans is so accelerated (in which case the portion so accelerated shall be repaid).  Any mandatory repayment of the Loans made pursuant to this Section 4.02(a)(ix) shall be accompanied by all accrued interest on the amount repaid and all other Obligations, together with the Make-Whole Amount.
(b)Option to Decline Prepayment.  Notwithstanding anything to the contrary herein, any mandatory prepayment pursuant to Section 4.02(a) (other than pursuant to Section 4.02(a)(ix)) may be declined in whole or in part by any Lender without prejudice to such Lender’s rights hereunder to accept or decline any future payments in respect of any mandatory prepayment.  If a Lender chooses not to accept payment in respect of a mandatory prepayment, in whole or in part, the other Lenders that accept such mandatory prepayment shall have the option to share such proceeds on a pro rata basis (and if declined by all Lenders, such declined proceeds shall be retained by Borrowers).  Each Lender shall have until the Business Day immediately preceding the Business Day on which such prepayment is due in order to decline such prepayment (and any election by a Lender delivered prior to such Business Day can be rescinded by such Lender at its discretion until such Business Day).  If a Lender chooses not to accept payment in respect of any mandatory prepayment required to be made under Section 4.02(a), in whole or in part, no Make-Whole Amount~~, Delayed Draw Term Loan Make-Whole Amount or Dispensary Loan Make-Whole Amount~~  shall accrue or be due in respect to the prepayment amount declined by such Lender.
(c)Application of Payments.  With respect to each prepayment of the Loans required by Section 4.02(a), the amounts prepaid shall be applied, so long as no Application Event shall have occurred and be continuing, first to pay any fees and expenses of Agents and the Lenders under the Credit Documents until paid in full, second to any accrued and unpaid interest on the Loans until paid in full and thereafter to the outstanding principal ~~on~~balance of the ~~Loan~~Loans until the Loans are paid in full.
(d)Application of Collateral Proceeds.  Notwithstanding anything to the contrary in Section 4.01 or this Section 4.02, all proceeds of Collateral received by Collateral Agent or any other Person pursuant to the exercise of remedies against the Collateral, and all payments received upon and after the acceleration of the maturity of any of the Obligations following the occurrence of an Event of Default (an “Application Event”) shall be applied as follows (subject to adjustments pursuant to any agreements entered into among the Lenders):
(i)first, to pay any costs and expenses of Agents (in their respective capacities as Agents) under the Credit Documents or otherwise, including any indemnities then due to any Agents (in their respective capacity as Agent) under the Credit Documents, until paid in full,
(ii)second, to pay any fees then due, or to be paid, to Agents (in their respective capacities as Agents) under the Credit Documents or otherwise until paid in full,
(iii)third, ratably to pay any costs, expense reimbursements, fees or premiums of the Lenders and indemnities then due to any of the Lenders under the Credit Documents until paid in full,
(iv)fourth, ratably to pay interest due in respect of the outstanding Loans until paid in full,
(v)fifth, ratably to pay the outstanding principal balance of the Loans in the inverse order of maturity until the Loans are paid in full,
(vi)sixth, to pay any other Obligations, and
(vii)seventh, to Borrowers or such other Person entitled thereto under Applicable Law.
SECTION 4.03Payment of Obligations; Method and Place of Payment.
(a)The obligations of each Credit Party hereunder and under each other Credit Document are not subject to counterclaim, set-off, right of rescission, recoupment or deduction of any kind.  Subject to Section 4.03(b), and except as otherwise specifically provided herein, all payments under any Credit Document shall be made by Borrowers, without counterclaim, set-off, right of rescission, recoupment or deduction of any kind, to Administrative Agent for the ratable account of the Secured Parties entitled thereto, not later than 5:00 p.m. on the date when due and shall be made in immediately available funds in Dollars to Administrative Agent.  Administrative Agent will thereafter cause to be distributed on the same day (if payment was actually received by Administrative Agent prior to 5:00 p.m. on such day) like funds relating to the payment of principal or interest or Fees ratably to the Secured Parties entitled thereto.
(b)For purposes of computing interest or fees, any payments under this Agreement that are made later than 5:00 p.m., shall be deemed to have been made on the next succeeding Business Day.  Whenever any payment to be made hereunder shall be stated to be due on a day that is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest shall continue to accrue during such extension at the applicable rate in effect immediately prior to such extension.
(c)Borrowers shall make each payment under any Credit Document by wire transfer to such deposit account as Administrative Agent shall notify Parent in writing from time to time within a reasonable time prior to such payment.
(d)Unless Administrative Agent shall have received notice from Borrowers prior to the date on which any payment is due to Administrative Agent for the account of the Lenders hereunder that Borrowers will not make such payment, Administrative Agent may assume that Borrowers have made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the applicable Lenders, as the case may be, the amount due. With respect to any payment that Administrative Agent makes for the account of the Lenders hereunder as to which Administrative Agent determines (which determination shall be conclusive absent manifest error) that any of the following applies (such payment referred to as the “Rescindable Amount”): (i) Borrowers have not in fact made such payment; (ii) Administrative Agent has made a payment in excess of the amount so paid by Borrowers (whether or not then owed); or (iii) Administrative Agent has for any reason otherwise erroneously made such payment, then each applicable Lender severally agrees to repay to Administrative Agent forthwith on demand the amount so distributed to such Lender, in immediately available funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by Administrative Agent in accordance with banking industry rules on interbank compensation.
SECTION 4.04Taxes.
(a)Any and all payments by or on account of any obligation of any Credit Party under any Credit Document shall be made without deduction or withholding for any Taxes, except as required by Applicable Law.  If any Applicable Law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with Applicable Law and, if such Tax is an Indemnified Tax, then the sum payable by the applicable Credit Party shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 4.04) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made.

(b)The Credit Parties shall timely pay, and shall authorize Administrative Agent to pay in their name, to the relevant Governmental Authority in accordance with Applicable Law, or at the option of Administrative Agent timely reimburse it for the payment of, any Other Taxes. As soon as practicable after the date of any payment of Taxes or Other Taxes by any Credit Party, the Credit Parties shall furnish to Agent, at its address referred to in Section 12.02, the original or a certified copy of a receipt evidencing payment thereof or other evidence of payment reasonably satisfactory to Administrative Agent.
(c)The Credit Parties shall jointly and severally indemnify each Recipient, within 10 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 4.04) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any costs and expenses arising therefrom or with respect thereto, if and to the extent such Indemnified Taxes were correctly and legally imposed or asserted by the relevant Governmental Authority.
(d)Each Lender shall severally indemnify Administrative Agent, within 10 days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that any Credit Party has not already indemnified Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Credit Parties to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 12.06(c) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by Administrative Agent in connection with any Credit Document, and any costs and expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority.  A certificate as to the amount of such payment or liability delivered to any Lender by Administrative Agent shall be conclusive absent manifest error.  Each Lender hereby authorizes Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Credit Document or otherwise payable by Administrative Agent to the Lender from any other source against any amount due to Administrative Agent under this Section 4.04(d).
(e)As soon as practicable after any payment of Taxes by any Credit Party to a Governmental Authority pursuant to this Section 4.04, such Credit Party shall deliver to Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to Administrative Agent.
(f)Status of Lenders.
(i)Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Credit Document shall deliver to Parent and Administrative Agent, at the time or times reasonably requested by Parent or Administrative Agent, such properly completed and executed documentation reasonably requested by Parent or Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding.  In addition, any Lender, if reasonably requested by Parent or Administrative Agent, shall deliver such other documentation prescribed by Applicable Law or reasonably requested by Parent or Administrative Agent as will enable Borrowers or Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements.  Notwithstanding any other provision of this Section 4.04(f), a Lender shall not be required to deliver any form that such Lender is not legally eligible to deliver.
(ii)Without limiting the generality of the foregoing,

(A)any Lender that is a U.S. Person shall deliver to Parent and Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of Parent or Administrative Agent), executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax;
(B)any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to Parent and Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of Parent or Administrative Agent), whichever of the following is applicable:
(1)in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Credit Document, executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Credit Document, IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;
(2)executed copies of IRS Form W-8ECI;
(3)in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of Parent within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code in customary form consistent with the Model Credit Agreement Provisions of the Loan Syndications and Trading Association (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable; or
(4)to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, a U.S. Tax Compliance Certificate, IRS Form W-9, or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate on behalf of each such direct and indirect partner;
(C)any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to Parent and Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of Parent or Administrative Agent), executed copies of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit Borrowers or Administrative Agent to determine the withholding or deduction required to be made; and
(D)if a payment made to a Lender under any Credit Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to Parent and Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by Parent or Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by Parent or Administrative Agent as may be necessary for Borrowers and Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment.  Solely for purposes of this Section 4.04(f)(ii)(D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify Parent and Administrative Agent in writing of its legal inability to do so.

(g)If any Recipient determines, in its discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 4.04 (including by the payment of additional amounts pursuant to this Section 4.04), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 4.04 with respect to the Taxes giving rise to such refund), net of all costs and expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund).  Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this Section 4.04(g) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority.  Notwithstanding anything to the contrary in this Section 4.04(g), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this Section 4.04(g) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid.  This Section 4.04(g) shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.
(h)Each party’s obligations under this Section 4.04 shall survive the resignation or replacement of Administrative Agent or any assignment of rights by, or the replacement of, a Lender, and the repayment, satisfaction or discharge of all obligations under any Credit Document.
SECTION 4.05Computations of Interest and Fees.  All interest and fees shall be computed on the basis of the actual number of days occurring during the period for which such interest or fee is payable over a year comprised of 365 days.  For the purposes of the Interest Act (Canada) or any successor or similar legislation, whenever any interest or fee under this Agreement is calculated using a rate based on a period other than a calendar year or similar expression, such interest rate, fee or other amount shall be determined pursuant to such calculation, when expressed as an annual rate, is equivalent to such rate as determined multiplied by the actual number of days in the calendar year in which the period for which such interest or fee is payable (or compounded) ends and divided by the number of days comprising such other period.  Each determination by Administrative Agent of an interest rate and Fees hereunder shall be presumptive evidence of the correctness of such rates and Fees, absent manifest error.  Payments due on a day that is not a Business Day shall (except as otherwise required by Administrative Agent) be made on the immediately preceding Business Day and such reduction of time shall not be included in computing interest and fees in connection with that payment.
SECTION 4.06Maximum Interest.
(a)In no event whatsoever shall interest and other charges charged hereunder exceed the highest rate permissible under applicable law.  In the event interest and other charges as computed hereunder would otherwise exceed the highest rate permitted under applicable law: (i) the interest rates hereunder will be reduced to the maximum rate permitted under applicable law; (ii) such excess amount shall be first applied to any unpaid principal balance owed by Borrowers; and (iii) if the then remaining excess amount is greater than the previously unpaid principal balance, the applicable Lender shall promptly refund such excess amount to Borrowers and the provisions hereof shall be deemed amended to provide for such permissible rate.

(b)If the amount of any interest, premium, fees or other monies or any rate of interest stipulated for, taken, reserved or extracted under the Credit Documents would otherwise contravene the provisions of Section 347 of the Criminal Code (Canada), Section 8 of the Interest Act (Canada) or any successor or similar legislation (including any usury law in the U.S.), or would exceed the amounts which any Lender is legally entitled to charge and receive under any law to which such compensation is subject, then such amount or rate of interest shall be reduced to such maximum amount as would not contravene such provision; and to the extent that any excess has been charged or received such Lender shall apply such excess against the outstanding Loans and refund any further excess amount to the applicable Borrower.
(c)If any provision of this Agreement or any other Credit Document would obligate Borrowers or a Credit Party to make any payment of interest or other amount payable to any Lender in an amount or calculated at a rate which would be prohibited by law or would result in a receipt by any Lender of interest at a criminal rate (as construed under the Criminal Code (Canada)), then notwithstanding that provision, that amount or rate shall be deemed to have been adjusted with retroactive effect to the maximum amount or rate of interest, as the case may be, as would not be so prohibited by law or result in a receipt by such Lender of interest at a criminal rate, the adjustment to be effected, to the extent necessary, as follows:
(i)first, by reducing the amount or rate of interest required to be paid to such Lender under this Section 4.06; and
(ii)thereafter, by reducing any fees, commissions, premiums and other amounts required to be paid to such Lender which would constitute interest for purposes of the Criminal Code (Canada) or other applicable law;

provided that, notwithstanding the foregoing, and after giving effect to all adjustments contemplated thereby, if any Lender receives an amount in excess of the maximum permitted by the Criminal Code (Canada) or other Applicable Law, then Borrowers shall be entitled, by notice in writing to such Lender, to obtain reimbursement from such Lender in an amount equal to the excess, and pending reimbursement, the amount of the excess shall be deemed to be an amount payable by such Lender to Borrowers and shall be promptly paid to Borrowers.

Any amount or rate of interest referred to in this Agreement shall be determined in accordance with generally accepted actuarial practices and principles as an effective annual rate of interest over the term that any Loan remains outstanding on the assumption that any charges, fees or expenses that fall within the meaning of “interest” (as defined in the Criminal Code (Canada)) shall, if they relate to a specific period of time, be pro-rated over that period of time and otherwise be pro-rated over the period from the earlier of the date of advance and the Closing Date to the Tranche Maturity Date~~, the Dispensary Loan Maturity Date or the Delayed Draw Term Loan Maturity Date, as~~  applicable thereto, and, in the event of a dispute, a certificate of a Fellow of the Canadian Institute of Actuaries appointed by Administrative Agent shall be conclusive for the purposes of that determination.

ARTICLE V
Conditions Precedent to Loans
SECTION 5.01Initial Delayed Draw Term Loans.  The obligation of each Lender to make the Delayed Draw Term Loans on the Third Amendment Initial Funding Date as provided for hereunder is subject to the fulfillment, to the satisfaction of Agents and each Lender, of each of the following conditions precedent on or before the Third Amendment Initial Funding Date, unless any such condition is waived in accordance with Section 12.01:
(a)Third Amendment.  Each Borrower shall have affirmed its execution of the Third Amendment and each of the other Credit Documents it executed on the Third Amendment Effective Date in writing.

(b)Credit Documents.  Administrative Agent shall have received the following documents, duly executed by an Authorized Officer of each applicable Credit Party and each other relevant party:
(i)amended and restated Notes reflecting the increase in the Aggregate Commitment pursuant to the Third Amendment;
(ii)an amendment to each of the Mortgages;
(iii)updated Schedules to the Credit Agreement, the US Security Agreement and, if there have been any changes thereto since the Closing Date, the Schedules to the Canadian Security Agreement; and
(iv)a ratification and confirmation of any other Security Documents if reasonably required by Administrative Agent.
(c)Lien Searches; UCC and PPSA Filings.
(i)Collateral Agent shall have received the results of a search of the UCC filings, PPSA registrations and equivalent filings, as applicable, in addition to tax Lien, judgment Lien, bankruptcy and litigation searches made with respect to each Credit Party, together with copies of the financing statements, PPSA registrations and other filings (or similar documents) disclosed by such searches, and accompanied by evidence reasonably satisfactory to Collateral Agent that the Liens indicated in any such financing statement, PPSA registration and other filings (or similar document) are Permitted Liens or have been released or will be released substantially simultaneously with the making of the Loans hereunder.
(ii)Collateral Agent shall have received evidence, in form and substance reasonably satisfactory to Collateral Agent, that appropriate UCC financing statements (including fixture filings), PPSA registrations or equivalent filings, as applicable, have been duly filed in such office or offices as may be necessary or, in the opinion of Collateral Agent, desirable, to perfect Collateral Agent’s Liens in and to the Collateral and certified searches reflecting the filing of all such financing statements and PPSA registrations.
(d)Legal Opinions.
(i)Administrative Agent shall have received an executed legal opinion of DLA Piper LLP (US), counsel to the US Credit Parties, which opinion shall be addressed to Agents and the other Secured Parties and shall be in form and substance reasonably satisfactory to Administrative Agent.
(ii)Administrative Agent shall have received an executed legal opinion of DLA Piper (Canada) LLP, counsel to the Canadian Credit Parties, which opinion shall be addressed to Agents and the other Secured Parties and shall be in form and substance reasonably satisfactory to Administrative Agent.
(iii)Administrative Agent shall have received executed legal opinions of such other attorneys of the Credit Parties as reasonably requested by Administrative Agent, which opinions shall be addressed to Agents and the other Secured Parties and shall be in form and substance reasonably satisfactory to Administrative Agent.

(e)Officer’s Certificates.  Administrative Agent shall have received a certificate for each Credit Party, dated the Third Amendment Initial Funding Date, duly executed and delivered by an Authorized Officer of such Credit Party, as to:
(i)resolutions of each such Person’s board of managers/directors (or other managing body, in the case of a Person that is not a corporation) then in full force and effect expressly and specifically authorizing, to the extent relevant, all aspects of the Credit Documents applicable to such Person and the execution, delivery and performance of each Credit Document, in each case, to be executed by such Person;
(ii)the incumbency and signatures of its Authorized Officers and any other of its officers, managing member or general partner, as applicable, authorized to act with respect to each Credit Document to be executed by such Person and a list of all officers and directors of the Credit Parties;
(iii)each such Person’s Organization Documents, as amended, modified or supplemented as of Third Amendment Initial Funding Date, certified by the appropriate officer or official body of the jurisdiction of organization of such Person; and
(iv)each such Person’s investor rights agreements, voting agreements, registration rights agreements and other stockholders’ agreements, if any,

which certificates shall provide that each Secured Party may conclusively rely thereon until it shall have received a further certificate of an Authorized Officer of the applicable Person canceling or amending the prior certificate of such Person as provided in Section 8.01(l).

(f)Other Documents and Certificates.  Administrative Agent shall have received the following documents and certificates, each of which shall be dated the Third Amendment Initial Funding Date and duly executed by an Authorized Officer of each applicable Credit Party, in form and substance reasonably satisfactory to Administrative Agent:
(i)a certificate of an Authorized Officer of Parent, certifying as to such items as reasonably requested by Collateral Agent, including:
(A)the receipt of all required approvals and consents of all Governmental Authorities and other third parties, if applicable, with respect to the consummation of the Transactions and the operation of the Credit Parties’ business, each of which shall be attached thereto and certified as being true, complete and correct copies thereof,
(B)both before and after giving effect to the Transactions, including the borrowing of the Loans on the Third Amendment Initial Funding Date, (1) no Default or Event of Default shall have occurred, (2) no default, event of default or material breach under any Material Contract by Parent or its Subsidiaries shall have occurred and (3) each such Material Contract remains in full force and effect and no Credit Party or Subsidiary has received any notice of termination or non-renewal from the other party thereto, and
(C)the representations and warranties set forth in Article VII are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof);

(ii)(A) certificates of good standing or letter of status (or the local equivalent thereof, if applicable) with respect to each Credit Party, each dated within a recent date prior to the Third Amendment Initial Funding Date, such certificates to be issued by the appropriate officer or official body of the jurisdiction of organization of such Credit Party, which certificate shall indicate that such Credit Party is in good standing in such jurisdiction, and (B) certificates of good standing (or the local equivalent thereof, if applicable) with respect to each Credit Party, each dated within a recent date prior to the Third Amendment Initial Funding Date, such certificates to be issued by the appropriate officer of the jurisdictions where such Credit Party is qualified to do business as a foreign entity, which certificate shall indicate that such Credit Party is in good standing in such jurisdictions; and
(iii)a disbursement letter detailing the planned distribution of proceeds from the Loans and a funds flow memorandum detailing the sources and uses of the Transactions.
(g)Solvency.  Administrative Agent shall be reasonably satisfied that the Consolidated Companies, after incurring the Loans, will be Solvent and Administrative Agent shall have received and shall be reasonably satisfied with a Solvency Certificate of an Authorized Officer of Parent, on behalf of the Credit Parties, confirming the Consolidated Companies, after giving effect to the Transactions, are Solvent.
(h)Payment of Outstanding Indebtedness.  (i) On the Third Amendment Initial Funding Date, the Credit Parties and each of their respective Subsidiaries shall have no outstanding Indebtedness other than the Loans hereunder and the Indebtedness (if any) listed on Schedule 7.24 or otherwise permitted by Section 9.01, and Administrative Agent shall have received copies of all documentation and instruments evidencing the discharge of all Indebtedness paid off in connection with the Transactions and the transactions contemplated by this Agreement, and (ii) all Liens (other than Permitted Liens) securing payment of any such Indebtedness shall have been released and Administrative Agent shall have received pay-off letters, all form UCC-3 and PPSA termination statements, all releases or terminations of intellectual property security agreements and other instruments as may be reasonably requested by Administrative Agent in connection therewith.
(i)Material Adverse Effect.  Administrative Agent shall have determined that (i) no Material Adverse Effect has occurred since December 31, 2019, and (ii) no Material Adverse Effect shall occur from giving effect to the Transactions.
(j)Fees, Expenses and Interest.  Each of Agents and the Lenders shall have received, for its own respective account, (i) all fees and expenses due and payable to such Person and (ii) costs and expenses due and payable to such Person pursuant Section 12.05 (including the reasonable fees, disbursements and other charges of counsel).
(k)No Default, Representations and Warranties and No Injunctions.
(i)No Default or Event of Default shall have occurred and be continuing.
(ii)All representations and warranties of the Credit Parties set forth in this Agreement and the other Credit Documents are true and correct in all material respects (other than such representations and warranties that are already qualified by materiality, Material Adverse Effect or similar language, in which case such representations and warranties shall be true and correct in all respects) on the Third Amendment Initial Funding Date.

(iii)No injunction, writ, restraining order, or other order of any nature restricting or prohibiting, directly or indirectly, the Transactions shall have been issued and remain in force by any Governmental Authority against any Credit Party, any Agent or any Lender.
(iv)There shall be no order or injunction or pending litigation that could reasonably be expected to have a Material Adverse Effect on Parent and its Subsidiaries, taken as a whole, and no pending litigation seeking to prohibit, enjoin or prevent any of the Transactions.
(l)Maryland Real Property and Massachusetts Real Property.  Administrative Agent shall have received, with respect to the Maryland Real Property and the Massachusetts Real Property, each of the following, in form and substance reasonably satisfactory to Administrative Agent:
(i)evidence that a counterpart of a Mortgage with respect to such Real Property has been recorded, or that arrangements for recording reasonably satisfactory to Collateral Agent have been made, in the place necessary, in Collateral Agent’s reasonable judgment, to create a valid and enforceable first priority Lien in favor of Collateral Agent for the benefit of itself and the other Secured Parties;
(ii)a title commitment with respect to the Mortgage for such Real Property, if not delivered in connection with such Mortgage, and, with respect to any existing title policies delivered in connection with such Mortgage, updated title policies reflecting the Delayed Draw Term Loans, ALTA or other mortgagee’s title insurance policy with respect to such Mortgage or, if such policy is unavailable in the determination of Agents in their discretion, a title opinion or such other substitute for such title insurance policy as determined by Agents in their reasonable discretion; provided, however, that Collateral Agent may agree to allow this requirement or any part hereof to be satisfied post-closing in its discretion.
SECTION 5.02Loans Made after Closing Date.  The obligation of each Lender to make the Loans on each Subsequent Funding Date (other than the Third Amendment Initial Funding Date) as provided for hereunder is subject to the fulfillment, to the satisfaction of each Agent and each Lender, of each of the following conditions precedent on or before such Subsequent Funding Date, unless any such condition is waived in accordance with Section 12.01:
(a)Loan Amounts.  The aggregate principal amount of Loans made on each Subsequent Funding Date shall, when aggregated with the original principal amount of all other Loans funded hereunder (but excluding, for the avoidance of doubt, all PIK Interest that is paid in kind to such Lender and deemed to be a part of the principal amount of the Loans pursuant to Section 2.04(b)), not be more than the Aggregate Commitment.
(b)Documents and Certificates.  Administrative Agent shall have received the following documents and certificates, each of which, unless otherwise expressly indicated below, shall be dated as of the applicable Subsequent Funding Date and duly executed by an Authorized Officer of each applicable Credit Party, in form and substance reasonably satisfactory to Administrative Agent:
(i)not less than 15 days (or such shorter amount of time to which Administrative Agent agrees in its discretion) prior to the proposed Subsequent Funding Date for the Loans available to Borrowers pursuant to Section 2.01(c)~~, Section~~ or 2.01(d~~) or Section 2.01(e~~), a written request for such Loans in the form provided by Parent to Administrative Agent and setting forth, among other things, (A) unless such Loans are requested pursuant to Section 2.01(d), the proposed Subsequent Funding Date, and (B) the aggregate principal amount of such requested Loan;
(ii)~~not less than 90 days prior to the proposed Subsequent Funding Date for the Loans available to Borrowers pursuant to Section 2.01(f), a written request~~

~~for such Loans in the form provided by Parent to Administrative Agent and setting forth, among other things, (A) the proposed Subsequent Funding Date and (B) the aggregate principal amount of such requested Loan;~~[reserved];
(iii)a certificate of an Authorized Officer of Parent, on behalf of Borrowers, certifying as to such items as reasonably requested by Agents, including:
(A)both before and after giving effect to the borrowing of such Loans on such Subsequent Funding Date, no Default or Event of Default shall have occurred and be continuing;
(B)the representations and warranties of the Credit Parties set forth in this Agreement and the other Credit Documents are true and correct in all material respects (other than such representations and warranties that are already qualified by materiality, Material Adverse Effect or similar language, in which case such representations and warranties shall be true and correct in all respects) on the date of such request and such Subsequent Funding Date; provided, however, that those representations and warranties expressly referring to a specific date shall be true and correct in all material respects (other than such representations and warranties that are already qualified by materiality, Material Adverse Effect or similar language, in which case such representations and warranties shall be true and correct in all respects) as of such date;
(C)[reserved]; and
(iv)[reserved].

~~(C) if the Loans are being advanced pursuant to Section 2.01(f), evidence that the Credit Parties shall be in compliance with the Financial Performance Covenants recomputed as of the end of the Applicable Fiscal Period most recently ended for which financial statements have been delivered pursuant to Section 8.01(a) or 8.01(b) after giving effect to the requested Loan on a pro forma basis; and~~

~~(iv) if the Loans are being advanced pursuant to Section 2.01(f), a certificate detailing the planned distribution of proceeds from the Loans and a funds flow memorandum (prepared by Administrative Agent) detailing the sources and uses of such Loan, each of which shall be acceptable to Administrative Agent.~~

(c)Solvency.  Administrative Agent shall be reasonably satisfied that the Consolidated Companies, after incurring the Loans, will be Solvent and Administrative Agent shall have received and shall be reasonably satisfied with a Solvency Certificate of an Authorized Officer of Parent, on behalf of the Credit Parties, confirming the Consolidated Companies, after giving effect to the incurrence of such Loans, are Solvent.
(d)Material Adverse Effect.  Administrative Agent shall have determined that (i) no Material Adverse Effect has occurred since December 31, 2019, and (ii) no Material Adverse Effect shall occur from giving effect to the Transactions.
(e)Fees, Expenses and Interest.  Each of Agents and the Lenders shall have received, for its own respective account, (i) all fees and expenses due and payable to such Person hereunder and (ii) the fees, costs and expenses due and payable to such Person pursuant Section 12.05 (including the reasonable fees, disbursements and other charges of counsel).

(f)No Default, Representations and Warranties and No Injunctions.
(i)No Default or Event of Default shall have occurred and be continuing;
(ii)all representations and warranties made by each Credit Party contained herein or in the other Credit Documents shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof), in each case, with the same effect as though such representations and warranties had been made on and as of the Subsequent Funding Date (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof));
(iii)no injunction, writ, restraining order, or other order of any nature restricting or prohibiting, directly or indirectly, the Transactions shall have been issued and remain in force by any Governmental Authority against any Credit Party, any Agent or any Lender; and
(iv)there shall be no order or injunction or pending litigation that could reasonably be expected to have a Material Adverse Effect on Parent and its Subsidiaries, taken as a whole, and no pending litigation seeking to prohibit, enjoin or prevent the making of such Loan or the use of the proceeds thereof.

~~(g) Lien Certificates; Real Property Matters.  If the Loans are being advanced pursuant to Section 2.01(f), Administrative Agent shall have received a record owner and lien certificate or similar certificate issued in connection with its title insurance policy, in form and substance satisfactory to Administrative Agent, and, if, necessary, amendments to the Mortgages, Assignments of Leases and Rents and title insurance policies to reflect any increase in the Aggregate Commitments, in each case, in form and substance satisfactory to Administrative Agent.~~

(g)[Reserved].
(h)Triggering Event.  No Triggering Event has occurred and is continuing [Redacted – competitively sensitive]
ARTICLE VI
Guarantee
SECTION 6.01Guarantee.
(a)To induce the Lenders to make the Loans and each other Secured Party to make credit available to or for the benefit of one or more Credit Parties, each Guarantor hereby, jointly and severally, absolutely, unconditionally and irrevocably, guarantees, as primary obligor and not merely as surety, the full and punctual payment when due, whether at stated maturity or earlier, by reason of acceleration, mandatory prepayment or otherwise in accordance with any Credit Document, of all the Obligations of each Borrower and each other Credit Party, whether existing on the date hereof or hereinafter incurred or created (collectively, the “Guarantor Obligations”).  The Guarantor Obligations shall include interest accruing at the then applicable rate provided herein after the maturity thereof and interest accruing at the then applicable rate provided herein after the commencement of any Insolvency Event relating to any Borrower or any other Credit Party, whether or not a claim for post-filing or post-petition interest is allowed or allowable in such proceeding, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with this Agreement or any other Credit Document, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including all fees and disbursements of counsel and other advisors retained by, or for the benefit of, Agents or to the other Secured Parties that are required to be paid by Borrowers pursuant to the terms of any of the foregoing agreements) and all obligations and liabilities of such Guarantor that arise or may arise under or in connection with this Agreement or any other Credit Document to which such Guarantor is a party, in each case whether on account of guarantee obligations, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including all fees and disbursements of counsel and other advisors retained by, or for the benefit of, Agents or the other Secured Parties that are required to be paid by such Guarantor pursuant to the terms of any such Credit Document) whether or not claims for any such amounts are allowed or allowable in any Insolvency Event.  Each Guarantor’s guarantee hereunder constitutes a guarantee of payment and not of collection.
(b)Any term or provision of this Agreement or any other Credit Document to the contrary notwithstanding, the maximum aggregate amount for which any Guarantor shall be liable under this guarantee shall not exceed the maximum amount for which such Guarantor can be liable without rendering the obligations of such Guarantor under this Agreement or any other Credit Document, as it relates to such Guarantor, subject to avoidance under Applicable Laws relating to fraudulent conveyance or fraudulent transfer (including the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act and Section 548 of the U.S. Bankruptcy Code or any applicable provisions of comparable Applicable Laws).  Any analysis of the provisions of this Article VI for purposes of such Applicable Laws shall take into account the right of contribution established in Section 6.02 and, for purposes of such analysis, give effect to any discharge of intercompany debt as a result of any payment made under this Article VI.
(c)Each Guarantor agrees that the Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing this guarantee or affecting the rights and remedies of any Secured Party hereunder.
(d)This guarantee shall remain in full force and effect until the Termination Date occurs, notwithstanding that from time to time during the term of this Agreement no Guarantor Obligations may be outstanding.
(e)No payment made by any Borrower, any Guarantor, any other guarantor or any other Person or received or collected by any Secured Party from any Borrower, any Guarantor, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder, and each Guarantor shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Obligations or any payment received or collected from such Guarantor in respect of the Obligations), remain liable for the Obligations up to the maximum liability of such Guarantor hereunder until the Termination Date occurs.
SECTION 6.02Right of Contribution.  Each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder which has not paid its proportionate share of such payment.  Each Guarantor’s right of contribution shall be subject to the terms and conditions of Section 6.03.  The provisions of this Section 6.02 shall in no respect limit the obligations and liabilities of any Guarantor to the Secured Parties, and each Guarantor shall remain liable to the Secured Parties for the full amount guaranteed by such Guarantor hereunder.
SECTION 6.03No Subrogation.  Notwithstanding any payment made by any Guarantor hereunder or any set-off or application of funds of any Guarantor by any Secured Party, no Guarantor shall be entitled to be subrogated to any of the rights of any Secured Party against any Borrower or any other Credit Party or any collateral security or guarantee or right of offset held by any Secured Party for the payment of the Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from any Borrower or any other Credit Party in respect of payments made by such Guarantor under this guarantee, in each case, until after the Termination Date occurs.  If any amount shall be paid to any Guarantor on account of such subrogation rights at any time on or prior to the Termination Date, such amount shall be held by such Guarantor for the benefit of Secured Parties, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to Collateral Agent in the exact form received by such Guarantor (duly indorsed by such Guarantor to Collateral Agent, if required), to be applied against the Obligations, whether matured or unmatured, as Collateral Agent may determine in accordance with Section 4.02(d).
SECTION 6.04Modification of the Guarantor Obligations.  Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Guarantor Obligations made by any Secured Party may be rescinded by such Secured Party and any of the Guarantor Obligations continued, and the Guarantor Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered, subordinated or released by any Secured Party, and this Agreement and the other Credit Documents, and any other documents executed and delivered in connection therewith may be amended, amended and restated, supplemented or otherwise modified or terminated, in whole or in part, as Agents (or Required Lenders or all Lenders, as the case may be) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by any Secured Party for the payment of the Guarantor Obligations may be sold, exchanged, waived, surrendered, subordinated or released.  No Secured Party shall have any obligation to protect, secure, perfect or ~~insure~~ensure any Lien at any time held by it as security for the Guarantor Obligations or for this Agreement or any other Credit Document or any property subject thereto.
SECTION 6.05Guarantee Absolute and Unconditional.  Each Guarantor waives to the fullest extent permitted by Applicable Law any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by any Secured Party upon this Agreement or acceptance of the guarantee contained in this Article VI.  The Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Article VI and all dealings between any Borrower or any other Credit Party, on the one hand, and the Secured Parties, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon this Article VI.  Each Guarantor, to the fullest extent permitted by Applicable Law, waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon any Borrower or any other Credit Party with respect to the Obligations.  Each Guarantor waives, to the fullest extent permitted by law, any right such Guarantor may now have or hereafter acquire to revoke, rescind, terminate or limit (except as expressly provided herein) the guarantee set forth in this Article VI or any of its obligations hereunder.  Each Guarantor understands and agrees, to the fullest extent permitted by Applicable Law, that the guarantee set forth in this Article VI shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity, enforceability or avoidability of this Agreement or any other Credit Document, any of the Guarantor Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by any Secured Party, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by any Borrower or any other Person against any Secured Party, or (c) any other circumstance whatsoever (with or without notice to or knowledge of any Borrower or any Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of any Borrower with respect to any Obligations, or of such Guarantor under this guarantee, in bankruptcy or in any other instance.  When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, any Secured Party may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against any Borrower, any other Guarantor or any other Person or against any collateral security or guarantee for the Guarantor Obligations or any right of offset with respect thereto, and any failure by any Secured Party to make any such demand, to pursue such other rights or remedies or to collect any payments from any Borrower, any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of any Borrower, any other Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of any Secured Party against any Guarantor.  For the purposes hereof, “demand” shall include the commencement and continuance of any legal proceedings.

SECTION 6.06Reinstatement.  The guarantee set forth in this Article VI shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Guarantor Obligations is rescinded or must otherwise be restored or returned by any Secured Party, including upon the insolvency, bankruptcy, examinership, dissolution, liquidation or reorganization of any Borrower or any other Credit Party, or upon or as a result of the appointment of a receiver, examiner, intervenor or conservator of, or trustee or similar officer for, any Borrower or any other Credit Party or any substantial part of its property, or otherwise, all as though such payments had not been made.
SECTION 6.07Payments.  Each Guarantor hereby guarantees that payments hereunder will be paid to Administrative Agent, for the benefit of the Lenders, without set-off or counterclaim in Dollars in accordance with Section 4.03(c).
SECTION 6.08Taxes.  Each payment of the Guarantor Obligations will be made by each Guarantor subject to the same provisions as are set forth in Section 4.04.
ARTICLE VII
Representations, Warranties and Agreements

In order to induce the Lenders to enter into this Agreement and continue the Loans as provided for herein, the Credit Parties make the following representations and warranties to, and agreements with, the Lenders, all of which shall survive the execution and delivery of this Agreement and the making of the Loans:

SECTION 7.01Status.  Each Credit Party (a) is a duly organized or formed and validly existing limited liability company or other registered entity in good standing under the laws of the jurisdiction of its organization and has the corporate or other organizational power and authority to own its property and assets and to transact the business in which it is engaged and (b) has duly qualified and is authorized to do business and is in good standing in all jurisdictions where it does business or owns assets, except, in the case of this clause (b), where the failure to be so qualified could not reasonably be expected to result in a Material Adverse Effect.
SECTION 7.02Power and Authority.  Each Credit Party has the corporate or other organizational power and authority to execute, deliver and carry out the terms and provisions of the Credit Documents to which it is a party and has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of the Credit Documents to which it is a party.  Each Credit Party has duly executed and delivered the Credit Documents to which it is a party and such Credit Documents constitute the legal, valid and binding obligation of such Credit Party enforceable against each Credit Party that is a party thereto in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, moratorium, examinership, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law).
SECTION 7.03No Violation.  None of (a) the execution, delivery and performance by any Credit Party of the Credit Documents to which it is a party and compliance with the terms and provisions thereof, (b) the consummation of the Transactions, or (c) the consummation of the other transactions contemplated hereby or thereby on the relevant dates therefor will (i) contravene any applicable provision of any material Applicable Law of any Governmental Authority or the policies of the CSE, (ii) result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of any Credit Party (other than Liens created under the Credit Documents) pursuant to, (A) the terms of any material indenture, loan agreement, lease agreement, mortgage or deed of trust, or (B) any other Material Contract of any Consolidated Company, in the case of any of clauses (A) and (B) to which any Credit Party is a party or by which it or any of its property or assets is bound or (iii) violate any provision of the Organization Documents or Permit of any Credit Party, except with respect to any conflict, breach or contravention or default (but not creation of Liens) referred to in clause (ii), to the extent that such conflict, breach, contravention or default could not reasonably be expected to have a Material Adverse Effect.
SECTION 7.04Litigation, Labor Controversies, Etc.  There is no pending or, to the knowledge of any Credit Party, threatened, litigation, action, proceeding or labor controversy (including strikes, lockouts or slowdowns against the Credit Parties or any of their respective Subsidiaries pending or, to the knowledge of any Credit Party, threatened) (a) which could reasonably be expected to have a Material Adverse Effect, (b) which purports to affect the legality, validity or enforceability of any Credit Document or the Transactions or (c) relating to any Indebtedness or purported Indebtedness of any Credit Party or any Subsidiary.  There is no outstanding judgment rendered by any court or tribunal against any Credit Party or any Subsidiary.  Except as set forth on Schedule 7.04, there are no actions or proceedings pending, or to the knowledge of any ~~Obligor~~Credit Party threatened, against any ~~Obligor~~Credit Party before any court or administrative agency in which amounts in dispute exceed $25,000 as of the Closing Date, the Third Amendment Effective Date ~~or~~, the Third Amendment Initial Funding Date or the Fifth Amendment Date, and no Credit Party has any knowledge or belief or any pending, threatened or imminent governmental investigations or claims, complaints, actions or prosecutions involving any Credit Party as of the Closing Date, the Third Amendment Effective Date ~~or~~, the Third Amendment Initial Funding Date or the Fifth Amendment Date.
SECTION 7.05Use of Proceeds; Regulations U and X.  The proceeds of the Loans are intended to be and shall be used solely for the purposes set forth in and permitted by Section 8.09.  No Credit Party is engaged in the business of extending credit for the purpose of purchasing or carrying margin stock, and no proceeds of the Loans will be used to purchase or carry margin stock or otherwise for a purpose which violates, or would be inconsistent with Regulation U or Regulation X.
SECTION 7.06Approvals, Consents, Etc.  No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority, the CSE or other Person, and no consent or approval under any contract or instrument (other than (a) those that have been duly obtained or made and which are in full force and effect, or if not obtained or made, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect, (b) the filing of UCC financing statements, PPSA registrations and other equivalent filings for foreign jurisdictions, and (c) the filings or other actions necessary to perfect Liens under the Credit Documents) is required for the consummation of the Transactions or the due execution, delivery or performance by any Credit Party of any Credit Document to which it is a party, or for the due execution, delivery or performance of the Credit Documents, in each case by any of the Credit Parties party thereto.  There does not exist any judgment, order, injunction or other restraint issued or filed with respect to the transactions contemplated by the Credit Documents, the consummation of the Transactions, the making of the Loans or the performance by the Credit Parties or any of their respective Subsidiaries of their Obligations under the Credit Documents.
SECTION 7.07Investment Company Act.  No Credit Party is, or will be after giving effect to the Transactions and the transactions contemplated under the Credit Documents, an “investment company” or a company “controlled” by a Person required to be registered as an “investment company”, within the meaning of the Investment Company Act of 1940.
SECTION 7.08Accuracy of Information.
(a)None of the factual information and data (taken as a whole) at any time furnished by any Credit Party, any of their respective Subsidiaries or any of their respective authorized representatives in writing to any Agent or any Lender (including all information contained in the Credit Documents) for purposes of or in connection with this Agreement or any of the Transactions contains any untrue statement of a material fact or omits to state any material fact necessary to make such information and data (taken as a whole) not materially misleading, in each case, at the time such information was provided in light of the circumstances under which such information or data was furnished; provided that, to the extent any such information was based upon or constitutes a forecast or projection, the Credit Parties represent only that the Credit Parties acted in good faith and utilized assumptions believed to be reasonable at the time made and due care in the preparation of such information, it being understood that forecast and projections are subject to uncertainties and contingencies and no assurance can be given that any forecast or projection will be realized.
(b)All pro forma financial information provided to Administrative Agent were prepared in good faith based upon assumptions believed by the Credit Parties to be reasonable at the time made, it being recognized by Administrative Agent and the Lenders that such projections as to future events are not to be viewed as facts and that actual results during the period or periods covered by any such projections may differ from the projected results and such differences may be material.
(c)As of the Closing Date, the Third Amendment Effective Date ~~and~~, the Third Amendment Initial Funding Date and the Fifth Amendment Date, the information included in the

Beneficial Ownership Certification provided on or prior to the Closing Date to any Lender in connection with this Agreement is true and correct in all respects.
SECTION 7.09Financial Condition; Financial Statements.  The tax returns and financial statements delivered to Administrative Agent present fairly in all material respects the financial position and results of operations of Parent and its Subsidiaries at the respective dates of such information and for the respective periods covered thereby, subject in the case of unaudited financial information, to changes resulting from normal year-end audit adjustments and to the absence of footnotes.  The tax returns, financial statements and all of the balance sheets, all statements of income and of cash flow and all other financial information furnished pursuant to Section 8.01 have been and will for all periods following the Closing Date be prepared in accordance with GAAP consistently applied.  All of the financial information to be furnished pursuant to Section 8.01 will present fairly in all material respects the financial position and results of operations of Parent and its Subsidiaries at the respective dates of such information and for the respective periods covered thereby, subject in the case of unaudited financial information, to changes resulting from normal year-end audit adjustments and to the absence of footnotes.  None of the Credit Parties or any of their respective Subsidiaries has any Indebtedness or other material obligations or liabilities, direct or contingent that, either individually or in the aggregate, has had or would reasonably be expected to have, a Material Adverse Effect.
SECTION 7.10Tax Returns and Payments.  Each Credit Party and its Subsidiaries has timely filed or caused to be timely filed all material Tax returns and reports required to have been filed (and all such Tax returns are true, complete and correct in all material respects) and has paid or caused to be paid all material Taxes required to have been paid by it that are due and payable, except Taxes (or any requirement to file Tax returns with respect thereto) that are being contested in good faith by appropriate proceedings and for which the Credit Party or such Subsidiary, as applicable, has set aside on its books adequate reserves in accordance with GAAP.  There are no proposed or pending tax assessments, deficiencies, audits or other proceedings with respect to any material amount of Taxes.  None of the Credit Parties nor any of their Subsidiaries has ever “participated” in a “reportable transaction” within the meaning of Section 1.6011-4 of the Treasury Regulations.  None of the Credit Parties nor any of their Subsidiaries is a party to any tax sharing or similar agreement.  No Lien has been filed and no material claim is being asserted, with respect to any such Tax, fee, or other charge.
SECTION 7.11Benefit Plans.

(a)A complete and accurate list of all multiemployer plans, pension plans or other benefit plans established by, maintained by or contributed to by each Credit Party is set forth on Schedule 7.11.

(b)No Reportable Event or Prohibited Transaction, as each such term is defined in ERISA, has occurred or is reasonably expected to occur, and no US Credit Party has failed to meet the minimum funding requirements of ERISA.

(b)No Credit Party sponsors, contributes to or administers any Canadian Pension Plans. Except as would not reasonably be expected to have a Material Adverse Effect: (i) all obligations of each Credit Party (including fiduciary, contribution, funding, investment and administration obligations) required to be performed in connection with any employee benefit plans and any funding agreements therefor under the terms thereof and applicable statutory and regulatory requirements, have been performed or satisfied in a timely and proper fashion and in compliance with Applicable Law and the terms of the applicable employee benefit plan; (ii) there have been no improper withdrawals or applications of the assets of any Credit Party’s employee benefit plans; (iii) there are no outstanding disputes concerning the assets or liabilities of any Credit Party’s employee benefit plans; and (iv) no Credit Party has a contingent liability with respect to any post-employment or post-retirement benefits under an employee benefit plans and all post-employment and post-retirement liabilities, if any, under any employee benefit plans have been properly identified in the financial statements of the Credit Parties.

SECTION 7.12Subsidiaries. None of the Credit Parties has any Subsidiaries other than the Subsidiaries listed on Schedule 7.12. Schedule 7.12 sets forth (a) a list of the Capital Stock issued by each Credit Party and each Subsidiary thereof, and the legal name and jurisdiction of formation of each Subsidiary if such Subsidiary is not a party to the Security Agreement, (b) the number of shares of each class of Capital Stock of such Credit Party or such Subsidiary that is outstanding, (c) for Parent, all owners of at least five percent (5%) of the Parent’s Capital Stock, calculated on an as-converted, issued-and-outstanding basis, (d) for each other Credit Party and each Subsidiary, the record and beneficial owners of such Capital Stock, (e) the percentage of outstanding shares or units of each class owned (directly or indirectly) by such owners and (f) whether such Capital Stock is certificated or non-certificated.  No Consolidated Company owns any Capital Stock in Arizona Natural or Red Barn.
SECTION 7.13Intellectual Property; Licenses, Etc.  Each Credit Party and each of its Subsidiaries owns, or possesses the right to use, all of the trademarks, service marks, trade names, Internet domain names, copyrights and copyrightable works, patents, inventions, trade secrets, know-how, proprietary computer software, franchises, intellectual property licenses and other intellectual property rights, including all registrations and applications to register any of the foregoing and all rights to sue or recover at law or in equity for any past, present or future infringement, misappropriation, dilution, violation or other impairment thereof (collectively, the “IP Rights”) that are necessary for the operation of their respective businesses.  Except as specifically set forth on Schedule 7.04, the conduct and operations of the businesses of each Credit Party and each of its Subsidiaries do not infringe, misappropriate, dilute, or otherwise violate in any material respect any intellectual property owned by any other Person, no other Person has challenged in writing or questioned any right, title or interest of any Credit Party or any of its Subsidiaries in any IP Rights of such Credit Party or Subsidiary, and no Credit Party or Subsidiary thereof has received a written challenge from any other Person contesting the use of any IP Rights owned by such Credit Party or Subsidiary or the validity or enforceability of such IP Rights.  Except as specifically set forth on Schedule 7.04, no claim or litigation regarding any of the foregoing is pending or, to the knowledge of such Credit Party threatened.  Schedule 7.13 is a complete and accurate list of (i) all IP Rights registered or pending registration with the United States Copyright Office or the United States Patent and Trademark Office and owned by each Credit Party and each of its Subsidiaries as of the Closing Date ~~and~~, the Third Amendment Initial Funding Date and the Fifth Amendment Date and (ii) all material license agreements or similar arrangements granting IP Rights of another Person to any Credit Party or any of its Subsidiaries, other than software license agreement for “off-the-shelf” or “click-through” agreements.  As of the Closing Date ~~and~~, the Third Amendment Initial Funding Date and the Fifth Amendment Date, none of the IP Rights owned by any Credit Party or any of its Subsidiaries is subject to any licensing agreement, other than (i) non-exclusive licenses granted to customers in the ordinary business, or (ii) except as set forth on Schedule 7.13.
SECTION 7.14Environmental Warranties.
(a)Except as set forth in Schedule 7.14:
(i)The Credit Parties, their Subsidiaries and their respective businesses, operations and Real Property are and have at all times during the Credit Parties’ or their Subsidiaries’ ownership, lease or operation thereof been in material compliance with, and the Credit Parties and their Subsidiaries have no material liability under, any applicable Environmental Law.
(ii)The Credit Parties and their Subsidiaries have obtained all material permits, licenses, certificates or authorizations required under Environmental Law (collectively, “Environmental Permits”) and necessary for the conduct of their businesses and operations, and the ownership, operation and use of their Real Property.  The Credit Parties and their Subsidiaries are in material compliance with the terms and conditions of such Environmental Permits, and all such Environmental Permits are valid and in good standing.

(iii)There has been no Release or threatened Release or any handling, management, generation, treatment, storage or disposal of Hazardous Materials in, on, at, under, to, or from any Real Property presently or, to the knowledge of any Credit Party, formerly owned, leased or operated by any of the Credit Parties, their Subsidiaries or their respective predecessors in interest that has resulted in, or is reasonably expected to result in, material liability or obligations by any of the Credit Parties under Environmental Law or result in a material Environmental Claim.
(iv)There is no material Environmental Claim pending or, to the knowledge of the Credit Parties, threatened against any of the Credit Parties or their Subsidiaries, or relating to the Real Property currently or formerly owned, leased or operated by any of the Credit Parties or their Subsidiaries or relating to the operations of the Credit Parties or their Subsidiaries, and, to the knowledge of the Credit Parties, there are no actions, activities, circumstances, conditions, events or incidents that are reasonably likely to form the basis of a material Environmental Claim.
(v)No person with an indemnity, contribution or other obligation to any of the Credit Parties or their Subsidiaries relating to compliance with or liability under Environmental Law is in default with respect to any such indemnity, contribution or other obligation.
(vi)No Real Property owned, leased or operated by the Credit Parties or their Subsidiaries and, to the knowledge of the Credit Parties, no Real Property or facility formerly owned, leased or operated by any of the Credit Parties or any of their predecessors in interest is (i) listed or proposed for listing on the National Priorities List as defined in and promulgated pursuant to CERCLA or (ii) listed on the Comprehensive Environmental Response, Compensation and Liability Information System promulgated pursuant to CERCLA or (iii) included on any similar list maintained by any governmental or regulatory authority that indicates that any Credit Party or Subsidiary has or may have an obligation to undertake investigatory or remediation obligations under applicable Environmental Laws.
(vii)No Lien has been recorded or, to the knowledge of any Credit Party, threatened under any Environmental Law with respect to any Real Property of the Credit Parties or their Subsidiaries.
(b)None of the matters, individually or in the aggregate, disclosed in Schedule 7.14 could reasonably be expected to have a Material Adverse Effect.
(c)The Credit Parties and their Subsidiaries have made available to Administrative Agent all material reports, assessments, audits, studies and investigations in the possession, custody or control of the Credit Parties and their Subsidiaries concerning Environmental Claims or compliance with or liability or obligation under Environmental Law, including those concerning the condition of the Real Property or the existence of Hazardous Materials at Real Property or facilities formerly owned, operated, leased or used by any of the Credit Parties, their Subsidiaries or their predecessors-in-interest.
SECTION 7.15Ownership of Properties.  Set forth on Schedule 7.15 is a list of all of the Real Property owned or leased by any of the Credit Parties as of the Closing Date ~~and~~, the Third Amendment Initial Funding Date and the Fifth Amendment Date, indicating in each case whether the respective property is owned or leased, the identity of the owner or lessor and the location of the respective property.  Each Credit Party owns (a) in the case of owned Real Property, good and valid fee simple title to such Real Property, (b) in the case of owned personal property, good and valid title to such personal property, and (c) in the case of leased Real Property or material leased personal property, valid and enforceable (except as may be limited by bankruptcy, insolvency, examinership, moratorium, fraudulent conveyance or other laws applicable to creditors’ rights generally and by generally applicable equitable principles, whether considered in an action at law or in equity) leasehold interests (as the case may be) in such leased property, in each case, free and clear in each case of all Liens or claims, except for Permitted Liens.
SECTION 7.16No Default.  None of the Credit Parties or any of their respective Subsidiaries is in default or material breach under or with respect to, or a party to, any Contractual Obligation that could, either individually or in the aggregate, have a Material Adverse Effect.  On the Closing Date, the Third Amendment Effective Date ~~and~~, the Third Amendment Initial Funding Date and the Fifth Amendment Date, after giving effect to the Transactions, none of the Credit Parties or any of their respective Subsidiaries is in default under or with respect to any Contractual Obligation in respect of Indebtedness or purported Indebtedness.
SECTION 7.17Solvency.  On the Closing Date, the Third Amendment Effective Date ~~and~~, the Third Amendment Initial Funding Date and the Fifth Amendment Date, after giving effect to the Transactions and the other transactions related thereto, the Consolidated Companies are Solvent.
SECTION 7.18Locations of Offices, Records and Collateral.  The address of the principal place of business and chief executive office of each Credit Party is, and the books and records of each Credit Party and all of its Chattel Paper (as defined in the UCC) and records of Accounts (as defined in the UCC) are maintained exclusively in the possession of such Credit Party at, the address of such Credit Party specified in Schedule 7.18 (or, after the Third Amendment Initial Funding Date, at such other address permitted by Section 4.3(a)(i) of the U.S. Security Agreement).  Schedule 7.15 specifies all Real Property of each Credit Party~~,~~  and indicates whether each location specified therein is leased or owned by such Credit Party.  Except as otherwise agreed by Administrative Agent, each leased location of a Credit Party that is leased from Innovative Industrial Properties, Inc. or an Affiliate thereof shall be subject to a Collateral Access Agreement to be provided by the landlord of such leased location in favor of Collateral Agent.

SECTION 7.19Compliance with Laws and Permits; Authorizations.
(a)Each Credit Party and each of its Subsidiaries (a) is in material compliance with all Applicable Laws and Permits, including all applicable U.S. State Cannabis Laws and (b) has all requisite governmental licenses, Permits (including the Regulatory Licenses specified on Schedule 7.19), authorizations, consents and approvals to operate its business as currently conducted, except in such instances in which such requirement of Applicable Laws, Permits, government licenses, authorizations or approvals are being contested in good faith by appropriate proceedings diligently conducted.  No Credit Party has received any written notice that is outstanding or unresolved to the effect that its operations are not in material compliance with any Environmental Law or Permit or are the subject of any investigation by any Governmental Authority evaluating whether any cleanup or other action is needed to respond to a Release or impose further controls on any existing discharge of Hazardous Materials to the environment.
(b)No Credit Party, nor any Subsidiary, nor, to the knowledge of the Credit Parties and their Subsidiaries, any director, officer, employee, agent, affiliate or representative thereof, is an individual or entity that is, or is owned or controlled by any Person that is (i) currently the subject or target of any Sanctions, (ii) included on OFAC’s List of Specially Designated Nationals or any similar list enforced by any other relevant sanctions authority or (iii) located, organized or resident in a Designated Jurisdiction.  No Credit Party is engaged in any Restricted Cannabis Activities.
(c)The Credit Parties and their Subsidiaries have conducted their business in compliance with Anti-Corruption Laws~~,~~  and have instituted and maintained policies and procedures designed to promote and achieve compliance with such laws.
SECTION 7.20No Material Adverse Effect.  Since December 31, 2019, (a) there has been no Material Adverse Effect, and (b) there has been no circumstance, event or occurrence, and no fact is known to the Credit Parties that could reasonably be expected to result in a Material Adverse Effect.
SECTION 7.21Contractual or other Restrictions.  Other than the Credit Documents, as set forth in Schedule 7.21 and to the extent permitted by Section 9.11, no Credit Party or any of its Subsidiaries is a party to any agreement or arrangement or subject to any Applicable Law that limits its ability to pay dividends to, or otherwise make Investments in or other payments to any Credit Party, that limits its ability to grant Liens in favor of Collateral Agent or that otherwise limits its ability to perform the terms of the Credit Documents.  Set forth on Schedule 7.21 is a complete and accurate list of all Governmental Authorities regulating the cultivation, processing or sale of cannabis with which any Credit Party makes any regulatory or administrative filings.
SECTION 7.22Collective Bargaining Agreements; Officers.  Set forth on Schedule 7.22 is a complete and accurate list of (a) all collective bargaining or similar agreements between or applicable to any Credit Party or any of its Subsidiaries and any union, labor organization or other bargaining agent in respect of the employees of any Credit Party or any of its Subsidiaries and (b) all executive officers, directors and managers, as applicable, of the Credit Parties as of the Third Amendment Initial Funding Date.
SECTION 7.23Insurance.  The properties of each Credit Party are insured as required by Section 8.03.  As of the Closing Date, the Third Amendment Effective Date ~~and~~, the Third Amendment Initial Funding Date and the Fifth Amendment Date, all premiums with respect thereto that are due and payable have been duly paid and no Credit Party has received or has knowledge of any notice of violation or cancellation thereof and each Credit Party has complied in all material respects with the requirements of such policy.
SECTION 7.24Evidence of other Indebtedness.  Schedule 7.24 is a complete and correct list of each credit agreement, loan agreement, indenture, purchase agreement, guarantee, letter of credit or other arrangement providing for or otherwise relating to any Indebtedness or any extension of credit (or commitment for any extension of credit) to, any Credit Party or Subsidiary outstanding on the Closing Date ~~and~~, the Third Amendment Initial Funding Date and the Fifth Amendment Date which will remain outstanding after the Third Amendment Initial Funding Date (other than this Agreement and the other Credit Documents), in each case, in excess of $250,000 and the aggregate principal or face amount outstanding or that may become outstanding under each such arrangement as of the Closing Date ~~and~~, the Third Amendment Initial Funding Date and the Fifth Amendment Date is correctly described in Schedule 7.24.  The aggregate principal amount of all Indebtedness of (and all commitments for extensions of credit to) the Credit Parties and their Subsidiaries which is not disclosed on Schedule 7.24 by reason of the disclosure threshold set forth in the immediately preceding sentence does not exceed $500,000.
SECTION 7.25Deposit Accounts and Securities Accounts.  Set forth in Schedule 7.25 is a list as of the Closing Date and, on and after the Third Amendment Initial Funding Date, the Third Amendment Initial Funding Date of all of the deposit accounts and securities accounts of each Credit Party, including, with respect to each bank or securities intermediary at which such accounts are maintained by such Credit Party (a) the name and location of such Person and (b) the account numbers of the deposit accounts or securities accounts maintained with such Person.
SECTION 7.26Absence of any Undisclosed Liabilities.  There are no material liabilities of any Credit Party of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, and there is no existing condition, situation or set of circumstances which could reasonably be expected to result in any such liabilities, other than those liabilities (a) provided for or disclosed in the most recent financial statements delivered pursuant to Section 8.01 or (b) that would not, individually or in the aggregate, reasonably be expected to constitute a Material Adverse Effect.
SECTION 7.27Material Contracts and Regulatory Matters.
(a)Schedule 7.27, as updated from time to time pursuant to Section 8.01(i)(viii), sets forth all Material Contracts of the Credit Parties.  As of the Closing Date, the Third Amendment Effective Date ~~and~~, the Third Amendment Initial Funding Date and the Fifth Amendment Date, all Material Contracts are in full force and effect and no defaults currently exist thereunder.
(b)The relevant Credit Parties hold the applicable Regulatory License required for such Credit Party to conduct its Business.  Each Material Regulatory License is in full force and effect in all material respects and has not been revoked, suspended, cancelled, rescinded, terminated, modified and has not expired.  There are no pending or threatened actions by or before any Governmental

Authority to revoke, suspend, cancel, rescind, terminate or materially adversely modify any Material Regulatory License.
SECTION 7.28Anti-Terrorism Laws.  No Credit Party or any Subsidiary is in violation of any Law relating to terrorism or money laundering (collectively, “Anti-Terrorism Laws”), including the Patriot Act and Executive Order No. 13224 on Terrorism Financing, effective September 24, 2001 (the “Executive Order”).  No Credit Party, Subsidiary or agent acting or benefiting in any capacity in connection with the Loans is (a) a Person that is listed in the Annex to, or is otherwise subject to the provisions of, the Executive Order, (b) a Person owned or controlled by, or acting for or on behalf of, any Person that is listed in the Annex to, or is otherwise subject to the provisions of, the Executive Order, (c) a Person with whom any Lender is prohibited from dealing or otherwise engaging in any transaction by any Anti-Terrorism Law, (d) a Person who commits, threatens or conspires to commit or supports “terrorism” as defined in the Executive Order, or (e) a Person that is named as a “specially designated national and blocked person” on the most current list published by the United States Treasury Department Office of Foreign Asset Control at its official website or any replacement website or other replacement official publication of such list. No Credit Party or Subsidiary or, to the Credit Parties’ knowledge, other agents acting or benefiting in any capacity in connection with the Loans (i) conducts any business or engages in making or receiving any contribution of funds, goods or services to or for the benefit of any Person described in the preceding sentence, (ii) deals in, or otherwise engages in any transaction relating to, any property or interests in any property blocked pursuant to the Executive Order, or (iii) engages in or conspires to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in the Anti-Terrorism Laws.
SECTION 7.29Conduct of Business.  Parent does not engage in any business other than the direct and indirect ownership of the other Borrowers, the organizational actions required to maintain its existence and ownership of the other Borrowers and the payment and performance of the Obligations; provided, however, that Parent may enter into an agreement in connection with the confidential arrangement with another Person that has been disclosed to Administrative Agent as of the Third Amendment Effective Date.  Parent does not directly own any assets other than its ownership of the other Borrowers.  Schedule 7.29 sets forth all Sales Tracking Software of the Credit Parties.
SECTION 7.30Transactions with Affiliates.   Except as set forth on Schedule 9.10, there are no existing or proposed agreements, arrangements, understandings or transactions between any Credit Party and any of the officers, members, managers, directors, stockholders, parents, holders of other Capital Stock, employees or Affiliates (other than Subsidiaries that are Credit Parties) of any Credit Party or any members of their respective immediate families, and none of the foregoing Persons are directly or indirectly indebted to or have any direct or indirect ownership, partnership, or voting interest in any Affiliate of any Credit Party or any Person with which any Credit Party has a business relationship or which competes with any Credit Party.
SECTION 7.31Canadian Securities Law Matters.
(a)The outstanding subordinate voting shares in the share capital of Parent are listed and posted for trading on the CSE.
(b)Parent is a reporting issuer or the equivalent in each Reporting Jurisdiction and is in compliance with the Applicable Securities Legislation of each Reporting Jurisdiction and the policies of the CSE and is not included in any list of defaulting reporting issuers maintained by the securities commission of any Reporting Jurisdiction.
(c)There is no “material change”, as defined in the Applicable Securities Legislation, relating to Parent that has not been fully disclosed in accordance with the requirements of the Applicable Securities Legislation and the policies of the CSE.
(d)The issuance of the Warrant Agreements and Warrant Shares, as applicable, will be exempt from the prospectus requirements of the Applicable Securities Legislation.
ARTICLE VIII
Affirmative Covenants

The Credit Parties hereby covenant and agree that on the Closing Date and thereafter, until the Loans, together with interest, Fees and all other Obligations incurred hereunder (other than Unasserted Contingent Obligations) are paid in full in accordance with the terms of this Agreement:

SECTION 8.01Financial Information, Reports, Notices and Information.  Any notice, financial statement, report or information required to be furnished pursuant to any clause of this Section 8.01 may be furnished by posting the contents of such notice, or such financial statement, report or other information, in a report, notice, proxy statement, registration statement, prospectus, release or other statement on EDGAR, any successor website maintained by the Securities and Exchange Commission or Parent’s website, and any such notice, financial statement, report or other information shall be deemed furnished on the date Parent notifies Administrative Agent of such posting.  Subject to the foregoing, the Credit Parties will furnish Administrative Agent and each Lender copies of the following notices, financial statements, reports or information:
(a)Monthly Financial Statements.  As soon as available and in any event within 30 days after the end of each month for each month during calendar year 2021, and within 20 days after the end of each month thereafter, unaudited (i) consolidated and consolidating balance sheets of Parent and its Subsidiaries as of the end of such month, (ii) a consolidated statement of cash flow and (iii) consolidated and consolidating statements of income of Parent and its Subsidiaries for such month, in each case, including in comparative form (both in Dollar and percentage terms) the figures for the corresponding month in the preceding fiscal year of Parent and in the then-current Budget for such fiscal year, if applicable, and year-to-date portion of, the immediately preceding fiscal year of Parent.
(b)Annual Financial Statements.  As soon as available and in any event within 120 days after the end of each fiscal year of Parent, copies of the consolidated and consolidating balance sheets of Parent and its Subsidiaries, the related consolidated and consolidating statements of income and the related consolidated statement of cash flows of Parent and its Subsidiaries for such fiscal year, setting forth in comparative form (both in Dollar and percentage terms) the figures for the immediately preceding fiscal year and in the then-current Budget for such fiscal year, such consolidated statements audited and certified without qualification, or exception as to the scope of such audit, by an independent public accounting firm reasonably acceptable to Administrative Agent, together with a management discussion and analysis (with reasonable detail and specificity) of the results of operations for the fiscal periods reported.
(c)Compliance Certificates.  Concurrently with the delivery of the financial information pursuant to Sections 8.01(a) and 8.01(b), a Compliance Certificate, executed by an Authorized Officer of Parent, (i) certifying that, to the knowledge of Parent, such financial information presents fairly in all material respects the financial condition, results of operations and cash flows of Parent and its Subsidiaries in accordance with GAAP at the respective dates of such information and for the respective periods covered thereby, subject in the case of unaudited financial information, to changes resulting from normal year-end audit adjustments and to the absence of footnotes, (ii) showing compliance with the Financial Performance Covenants, and stating that no Default or Event of Default is known to the Parent to have occurred and be continuing (or, if a Default or an Event of Default has occurred, specifying the details of such Default or Event of Default and the actions taken or to be taken with respect thereto) and containing the applicable certifications set forth in Section 7.09 with respect thereto, (iii) in the case of each Compliance Certificate delivered concurrently with the financial information pursuant to clause (a) above, specifying any change in the identity of the Subsidiaries as at the end of such fiscal year from the Subsidiaries provided to the Lenders on the Closing Date or the most recent fiscal year, as the case may be, and (iv) in the case of each Compliance Certificate delivered concurrently with the financial information pursuant to clause (a) above, including (A) updated Schedules 7.15 and 7.25 (if applicable) and (B) a written supplement substantially in the form of Schedules 1 through 8, as applicable, to the U.S. Security Agreement, in each case, with respect to any additional assets and property acquired by any Credit Party after the date hereof, all in reasonable detail.
(d)Bank Account Information.  Concurrently with the delivery of the financial information pursuant to Sections 8.01(a) and 8.01(b), the Credit Parties will provide Administrative Agent with copies of screenshots or copies of redacted (in a manner reasonably satisfactory to Administrative Agent) account statements for all deposit accounts and securities accounts of the Credit Parties, other than Excluded Accounts, along with a certification from the Parent’s chief financial officer as to its authenticity of the information set forth in such copies.
(e)Additional Information.  With reasonable promptness upon request, (i) such other information regarding the condition, properties or operations (financial or otherwise), changes in ownership of Capital Stock, and business affairs of any Credit Party or any Subsidiary, or compliance with the terms of this Agreement, as Administrative Agent or any Lender (through Administrative Agent) may reasonably request and (ii) information and documentation reasonably requested by Administrative Agent or any Lender for purposes of compliance with applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act and the Beneficial Ownership Regulation.
(f)Cash Flow Forecast.  On the date that no later than 45 days prior to each of the Tranche Maturity ~~Date, the Dispensary Loan Maturity Date and the Delayed Draw Term Loan Maturity Date~~Dates, a cash flow forecast as of such date.
(g)Budget.  No later than 30 days prior to the commencement of each fiscal year of Parent, commencing with fiscal year 2022, the forecasted consolidated financial projections for Parent and its Subsidiaries for such fiscal year (on a month-by-month basis) (including projected consolidated income statements, balance sheets and Capital Expenditures on a month-by-month basis as of the end of such fiscal year, the related consolidated statements of projected cash flow and projected changes in financial position and a description of the underlying assumptions applicable thereto), in each case, prepared by management of the Credit Parties in good faith based upon assumptions believed by the Credit Parties to be reasonable at the time made, consistent in scope with the financial statements provided pursuant to Section 8.01(b), setting forth the principal assumptions on which such projections are based (such projections, collectively, the “Budget”).
(h)Defaults; Litigation.  As soon as possible and in any event within three Business Days after an Authorized Officer of any Credit Party obtains knowledge thereof, notice from an Authorized Officer of Parent of (i) the occurrence of any event that constitutes a Default (other than a Default occurring as a result of a Change in Cannabis Law described in clause (a) or (b) of the definition thereof) or an Event of Default, which notice shall specify the nature thereof, the period of existence thereof and what action the applicable Credit Parties propose to take with respect thereto, and (ii) (A) the occurrence of any material adverse development with respect to any litigation, action, proceeding or labor controversy described in Schedule 7.04 or (B) the commencement of any litigation, action, proceeding or labor controversy of the type and the materiality described in Section 7.04, and to the extent Administrative Agent requests, copies of all non-privileged documentation related thereto.
(i)Notices.  The Credit Parties shall promptly (and in no event later than 15 days after an Authorized Officer of any Credit Party obtains knowledge thereof) provide Administrative Agent with the following:
(i)notice of any pending or threatened (in writing) litigation, action, proceeding or other controversy which purports to affect the legality, validity or enforceability of any Credit Document, or any document or instrument referred to in Section 9.08, which notice shall be signed by an Authorized Officer of Parent and shall specify the nature thereof, and what actions the applicable Credit Parties propose to take with respect thereto, together with copies of all relevant documentation;
(ii)notice of the commencement of, or any material development in, any litigation, investigation (formal or informal), document request or proceeding affecting any Credit Party or any Subsidiary thereof, in which (A) the amount of damages claimed is $500,000 or more, (B) injunctive or similar relief is or may be sought and which, if adversely determined, would reasonably be expected to have a Material Adverse Effect, (C) the relief sought is or may be an injunction or other stay of the performance of this Agreement or any other Credit Document or (D) the SEC or any other Governmental Authority is involved;
(iii)notice of any pending or threatened (in writing) labor dispute, strike, walkout, or union organizing activity with respect to any employees of a Credit Party;
(iv)notice of (i) any default or breach by any Credit Party or Subsidiary under any Material Contract or (ii) any early termination of any Material Contract or the receipt by any Credit Party or Subsidiary of any notice from the other party to any Material Contract of such party’s intent to terminate such Material Contract early;
(v)notice of the discharge or withdrawal or resignation by the Credit Parties’ independent accountants;
(vi)copies of all amendments or other modifications to a Credit Party’s Organization Documents (to the extent permitted hereunder), or by such Credit Party to any such Person;
(vii)copies of all significant written final reports submitted to the Credit Parties by its accountants in connection with each annual, interim or special audit or review of any type of the financial statements or related internal control systems, including any final comment letters delivered to management and all responses thereto;
(viii)notice of the entering into of any Material Contract following the Closing Date, which notice shall include an updated Schedule 7.27 and, if such Material Contract is a Material Regulatory License, an updated Schedule 7.19;
(ix)copies of all material written communications to and from applicable Governmental Authorities, including the Internal Revenue Service, the Environmental Protection Agency, and any other Governmental Authority regulating cannabis, regarding notice of enforcement proceedings, complaints, and matters of similar potential import addressed to any Borrower, any other Credit Party or any Subsidiary thereof or relating to any Material Regulatory License;
(x)copies of the results of any facility audit by any Governmental Authority to the extent such results are material and negative;
(xi)a copy of any warning document, letter or notice from any Governmental Authority that would have a material and negative impact on any Material Regulatory License or the ability of the Credit Parties to conduct all or any material portion of their business;
(xii)notice of receipt of any rejection or non-renewal of a Material Regulatory License;
(xiii)copies of any material notices that any Credit Party receives or delivers in connection with any leased real property; and
(xiv)notice of any default under an agreement evidencing material Indebtedness owed to or from a Credit Party.
(j)Management Letters.  Promptly upon, and in any event within five Business Days after receipt thereof, copies of all final “management letters” submitted to any Credit Party by the independent public accountants referred to in Section 8.01(b) in connection with each audit made by such accountants.
(k)Bankruptcy, Etc.  Immediately upon becoming aware thereof, notice (whether involuntary or voluntary) of the bankruptcy, insolvency, examinership, reorganization of any Credit Party, or the appointment of any trustee, assignee, receiver or similar estate fiduciary in connection with or anticipation of any such occurrence, or the taking of any step by any Person in furtherance of any such action or occurrence.
(l)Corporate Information.  Promptly upon, and in any event within 15 days after, becoming aware of any additional corporate or limited liability company information of the type delivered pursuant to Section 5.01(e), or of any material change to such information delivered on or prior to the Closing Date or pursuant to this Section 8.01 or otherwise under the Credit Documents, a certificate, certified to the extent of any change from a prior certification, from an Authorized Officer of such Credit Party notifying Administrative Agent of such information or change and attaching thereto any relevant documentation in connection therewith.
(m)Other Information.   Promptly upon, and in any event within five Business Days after filing, distributing or publishing thereof, Administrative Agent shall have been notified in writing by Parent of the posting of all regular, periodic and special reports, registration statements and prospectuses (other than on Form S-8) that Parent shall render to or file with the Securities and Exchange Commission, the National Association of Securities Dealers, Inc. or any national securities exchange.
SECTION 8.02Books, Records and Inspections.  Each of the Credit Parties will, and will cause each of their respective Subsidiaries to, maintain proper books of record and account, in which entries that are full, true and correct in all material respects and are in conformity with GAAP (subject to normal year-end adjustments pursuant to the audit required under Section 8.01(b)) consistently applied shall be made of all material financial transactions and matters involving the assets and business of the Credit Parties or such Subsidiary, as the case may be.  Each of the Credit Parties will, and will cause each of their respective Subsidiaries to, permit Administrative Agent and its representatives and independent contractors authorized by Administrative Agent to visit and inspect any of its properties, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with the chief executive officer, the chief financial officer, the chief operating officer, the chief administrative officer or general counsel of Parent, all at the expense of the Credit Parties; provided that such visits or inspections shall be at reasonable times during normal business hours, upon reasonable advance notice to the Credit Parties, but not more often than one time per year (except that none of the limitations in this proviso shall apply if an Event of Default then exists); and provided, further, that each such representative or independent contractor shall agree to keep any information obtained pursuant to any of the foregoing actions confidential as provided in Section 12.16.  Any information obtained by Administrative Agent pursuant to this Section 8.02 may be shared with Collateral Agent or any Lender upon the request of such Secured Party, provided such information shall be subject to Section 12.16.
SECTION 8.03Maintenance of Insurance.  The Credit Parties will, and will cause each of their respective Subsidiaries to, at all times maintain in full force and effect, with insurance companies that the Credit Parties believe (in their reasonable business judgment) are financially sound and reputable at the time the relevant coverage is placed or renewed, insurance in at least such amounts and against at least such risks (and with such risk retentions) as deemed reasonably necessary or advisable by ~~the~~ Borrowers in their reasonable discretion; and will furnish to Collateral Agent for further delivery to the Lenders, upon written request from Collateral Agent, information presented in reasonable detail as to the insurance so carried, including (i) endorsements to (A) all “All Risk” policies naming Collateral Agent, on behalf of the Secured Parties, as lender loss payee and (B) all general liability and other liability policies naming Collateral Agent, on behalf of the Secured Parties, as additional insured and (ii) legends providing that no cancellation, material reduction in amount or material change in insurance coverage thereof shall be effective until at least 30 days (10 days with respect to failure to pay premium) after written notice to Collateral Agent thereof.
SECTION 8.04Payment of Taxes.  The Credit Parties will timely pay and discharge, and will cause each of their respective Subsidiaries to timely pay and discharge, all Taxes, assessments and governmental charges or levies imposed upon them or upon their income or profits, or upon any properties belonging to it, prior to the date on which such Tax, assessment or governmental charge is due, and all lawful claims that, if unpaid, could reasonably be expected to become a Lien having priority over Collateral Agent’s Liens (other than Permitted Liens) or an otherwise material Lien upon any properties of the Credit Parties or any of their respective Subsidiaries; provided that none of the Credit Parties or any of their respective Subsidiaries shall be required to pay any such Tax, assessment, charge, levy or claim that is being contested in good faith and by proper proceedings that stays execution and as to which such Credit Party has maintained adequate reserves with respect thereto in accordance with GAAP.
SECTION 8.05Maintenance of Existence; Compliance with Laws, Etc.  Each Credit Party will, and will cause its Subsidiaries to, (a) preserve and maintain in full force and effect its organizational existence (except in a transaction permitted by Section 9.03), (b) preserve and maintain its good standing under the laws of its state or jurisdiction of incorporation, organization or formation, and each state or other jurisdiction where such Person is qualified, or is required to be so qualified, to do business as a foreign entity, except to the extent that failure to do so would not reasonably be expected to have a Material Adverse Effect, and (c) comply in all material respects with all Applicable Laws, rules, regulations and orders, including compliance with safety regulations applicable to any Borrower or any of its Subsidiaries.
SECTION 8.06Environmental Compliance.
(a)Each Credit Party will, and will cause its Subsidiaries to:  (i) comply in all material respects with all Environmental Laws and Environmental Permits applicable to their business, operations and Real Property; (ii) obtain and maintain in full force and effect all material Environmental Permits applicable to its business, operations and Real Property; and (iii) conduct all response, investigation, remediation, cleanup or monitoring activity required by any applicable Environmental Laws, and in accordance with, the requirements of any Governmental Authority having jurisdiction and applicable Environmental Laws, unless in the case of this clause (iii) such requirement is being contested in good faith and by proper proceedings and as to which such Credit Party has maintained adequate reserves with respect thereto in accordance with GAAP.
(b)Each Credit Party will, and will cause its Subsidiaries to, do or cause to be done all things required by Environmental Laws to prevent any Release of Hazardous Materials in, on, at, under, to or from any Real Property owned, leased or operated by any of the Credit Parties or their Subsidiaries except in full compliance with applicable Environmental Laws or an Environmental Permit, and ensure that there shall be no Hazardous Materials in, on, at, under or from any Real Property owned, leased or operated by any of the Credit Parties or their Subsidiaries except those that are present, used, stored, handled and managed in material compliance with applicable Environmental Laws.
(c)Each Credit Party will, and will cause its Subsidiaries to, undertake all actions, including response, investigation, remediation, cleanup or monitoring actions, necessary, at the sole cost and expense of the Credit Parties: (i) to address any Release of Hazardous Materials in, on, at, under, to or from any Real Property owned, leased or operated by any of the Credit Parties or their Subsidiaries as required pursuant to Environmental Law or the requirements of any governmental or regulatory authority; (ii) to address as may be required by Environmental Law any environmental conditions relating to any Credit Party, Subsidiary, or their respective business or operations or to any Real Property of the Credit Parties or their Subsidiaries; (iii) to keep any Real Property by any of the Credit Parties or their Subsidiaries free and clear of all Liens and other encumbrances pursuant to any Environmental Law; and (iv) to promptly notify Administrative Agent in writing of: (1) any material Release or threatened Release of Hazardous Materials in, on, at, under, to, or from any Real Property owned, leased or operated by any of the Credit Parties or their Subsidiaries, except those that are pursuant to and in compliance with the terms and conditions of an Environmental Permit, (2) any material non-compliance with, or violation of, any Environmental Law applicable to any Credit Party or Subsidiary, any Credit Party’s or Subsidiary’s business and any Real Property owned, leased or operated by any of the Credit Parties or their Subsidiaries, (3) any Lien pursuant to Environmental Law imposed on any Real Property owned, leased or operated by any of the Credit Parties or their Subsidiaries, (4) any response, investigation, remediation, cleanup or monitoring activity at any Real Property owned, leased or operated by any of the Credit Parties or their Subsidiaries required to be undertaken pursuant to Environmental Law, and (5) any notice or other communication received by any Credit Party from any person or governmental or regulatory authority relating to any material Environmental Claim or material liability or potential liability of any Credit Party or Subsidiary pursuant to any Environmental Law.
(d)If a Default caused by reason of a breach of Section 7.14 or this Section 8.06 shall have occurred and is not reasonably curable within 30 days or shall be continuing for more than 30 days without the Credit Parties commencing activities reasonably likely to cure such Default, the Credit Parties shall, at the written request of Administrative Agent, (i) provide to Administrative Agent within 45 days after such request, at the expense of the Credit Parties, an environmental assessment report regarding the matters which are the subject of such Default, including, where appropriate, any soil or groundwater sampling, prepared by a nationally recognized environmental consulting firm reasonably acceptable to Administrative Agent and in the form and substance reasonably acceptable to Administrative Agent and evaluating the presence or absence of Hazardous Materials and the estimated cost of any compliance or response action to address such Default and findings; (ii) promptly undertake all actions required by applicable Environmental Law to address any non-compliance with or violation of Environmental Law; (iii) promptly undertake all response actions required by Environmental Laws to address any recognized environmental conditions identified in the environmental assessment report to the reasonable satisfaction of Administrative Agent; and (iv) permit Administrative Agent and its representatives to have access to all Real Property and all facilities owned, leased or operated by any of the Credit Parties and their Subsidiaries which are the subject of such Default for the purpose of conducting such environmental audits and testing as is reasonably necessary, including subsurface sampling of soil and groundwater, the cost for which shall be payable by the Credit Parties.
SECTION 8.07Maintenance of Properties.  Each Credit Party will, and will cause its Subsidiaries to, maintain, preserve, protect and keep its properties and assets in good working order and condition (ordinary wear and tear excepted and subject to casualty, condemnation and dispositions permitted pursuant to Section 9.04), and make necessary repairs, renewals and replacements thereto and will maintain and renew as necessary all licenses, Permits (including the Material Regulatory Licenses) and other clearances necessary to use and occupy such properties and assets, in each case so that the business carried on by such Person may be properly conducted at all times, except where the failure to do so would not reasonably be expected to have a Material Adverse Effect.
SECTION 8.08Additional Credit Parties.  Any direct or indirect Subsidiary formed or acquired after the Closing Date (including by division of any existing limited liability company pursuant to a “plan of division” under the Delaware Limited Liability Company Act), and any Subsidiary that is no longer an Excluded Subsidiary pursuant to the terms of the definition thereof, shall be subject to the following requirements:
(a)within 15 calendar days of such event, the Credit Parties will cause to be delivered to Administrative Agent each of the following, as applicable, in each case reasonably acceptable to Administrative Agent and, as applicable, duly executed by the parties thereto: (i) within 15 calendar days of such event, (A) a Credit Agreement Joinder pursuant to which such Subsidiary shall become, as elected by Administrative Agent and  Required Lenders, a Borrower or a Guarantor, together with other Credit Documents requested by Administrative Agent, including all Security Documents and other documents requested by Administrative Agent to establish and preserve the Lien of Collateral Agent in all assets of such Subsidiary; (B) UCC financing statements, Documents (as defined in the UCC) and original collateral (including pledged Capital Stock, other securities and Instruments (as defined in the UCC)) and such other documents and agreements as may be reasonably requested by Administrative Agent, all as necessary or desirable to establish and maintain a valid, perfected Lien in all assets in which such Subsidiary has an interest; and (C) current copies of the Organization Documents of such Subsidiary, resolutions of the board, other governing body thereof, or appropriate committees thereof (and, if required by such Organization Documents or applicable law, of the shareholders, members or partners) of such Person authorizing the actions and the execution and delivery of documents described in this Section 8.08, all certified by an appropriate officer as Administrative Agent may elect, and (ii) within 30 calendar days of such event, an opinion of counsel to such Subsidiary addressed to Administrative Agent and the Lenders, in form and substance reasonably acceptable to Administrative Agent. The Credit Parties will promptly pledge to Collateral Agent, for the benefit of the Secured Parties, (x) all the Capital Stock of each Subsidiary held by a Credit Party, and (y) any promissory notes executed after the Closing Date evidencing Indebtedness owing to any Credit Party in an amount of $250,000 or more for any one promissory note or $500,000 in the aggregate for all such promissory notes, in each case, to the extent not automatically constituting Collateral under the Security Agreement; and
(b)the Credit Parties and each Subsidiary shall otherwise comply with Section 8.10.

SECTION 8.09Use of Proceeds.  The proceeds of the Loans funded on the Closing Date shall be used (i) to pay the transaction fees, costs and expenses incurred directly in connection with the Transactions and (ii) for any lawful Business purpose of any Credit Party, including general working capital purposes, in each case, to the extent consistent with the terms of the Credit Documents and Applicable Law.  The remaining Loans to be funded on the Subsequent Funding Dates (if any) shall be used for any lawful Business purpose of any Credit Party, including general working capital purposes, in each case, to the extent consistent with the terms of the Credit Documents and Applicable Law; provided, however, that (x) a portion of the Dispensary Loans shall be used to finance the Charm City Acquisition~~,~~ and (y)  the Delayed Draw Term Loans advanced pursuant to Sections 2.01(c) and 2.01(d) shall be used solely for working capital and other general corporate purposes ~~and (z) the Delayed Draw Term Loans advanced pursuant to Section 2.01(e) shall be used solely for payment of New York Cannabis Fees~~, in each case, to the extent consistent with the terms of the Credit Documents and Applicable Law.
SECTION 8.10Further Assurances.
(a)The Credit Parties will execute any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements, fixture filings, mortgages, deeds of trust and other documents), which may be required under any Applicable Law, or which Collateral Agent may reasonably request, in order to grant, preserve, protect and perfect the validity, enforceability, priority and non-avoidability of the security interests created or intended to be created by any Credit Document, all at the sole cost and expense of Borrowers.
(b)Subject to any applicable limitations set forth in any applicable Security Document, if any Credit Party acquires any fee simple interest in Real Property with a fair market value in excess of, individually or when aggregated with all other unencumbered fee simple interests in Real Property of the Credit Parties, $2,500,000, Borrowers will notify Collateral Agent and the Lenders thereof promptly (and in any event within five Business Days) and will cause such assets to be subjected to a Lien securing the applicable Obligations and will take, and cause the other Credit Parties to take, such actions as shall be necessary or reasonably requested by Collateral Agent to grant or perfect such Liens consistent with the applicable requirements of the Security Documents, including actions described in Section 8.11, all at the sole cost and expense of Borrowers; provided that in the case of leasehold interests, no Mortgage shall be required except to the extent requested by Administrative Agent in its reasonable discretion.  Any Mortgage delivered to Collateral Agent in accordance with the preceding sentence shall be furnished to Collateral Agent within 45 days of the acquisition of such Real Property accompanied by (i) a policy or policies (or unconditional binding commitment thereof) of title insurance issued by a nationally recognized title insurance company insuring the Lien of such Mortgage as a valid Lien (with the priority described therein) on the Real Property described therein, free of any other Liens except as expressly permitted by Section 9.02 and any survey exceptions, together with such endorsements and reinsurance as Collateral Agent may reasonably request, or, if unavailable in the determination of Agents in their discretion, a title opinion or such other substitute for such title insurance policy as determined by Agents in their reasonable discretion, (ii) a current ALTA survey of such Real Property, reasonably satisfactory in form and substance to Collateral Agent and, if any, the title insurance company issuing the title policies (or unconditional binding commitments thereof) referenced in clause (i) above, which is prepared by a licensed surveyor reasonably satisfactory to Collateral Agent, (iii) a flood zone determination issued by a national certification agency to Collateral Agent indicating the flood zone for such Real Property, together with evidence that the mortgagee under such Mortgage carries flood insurance reasonably satisfactory to Collateral Agent if such Real Property is located in a special flood hazard area, (iv) a zoning report and environmental site assessment reflecting such Real Property’s compliance with Applicable Law and (v) if requested by Collateral Agent, an opinion of local counsel to the applicable Credit Party(ies) in form and substance reasonably satisfactory to Collateral Agent.
(c)Notwithstanding anything herein to the contrary, if Collateral Agent determines that the cost of creating or perfecting any Lien on any property is excessive in relation to the practical benefits afforded to the Lenders thereby, then such property may be excluded from the Collateral for all purposes of the Credit Documents.

~~(d) If the Verano Acquisition occurs, (i) Parent shall (A) require Verano, substantially concurrently with the Verano Acquisition, to cause each of the obligors under the Verano Credit Agreement (such obligors, the “Verano Guarantors”), including Verano, to join this Agreement as a Guarantor, guaranty the Obligations and grant to the Collateral Agent, for the benefit of the Secured Parties, a security interest in the real and personal property of such Verano Guarantor to secure the Obligations, and (B)~~

~~execute or deliver, and require each of the Verano Guarantors to execute or deliver, such Security Documents, other Credit Documents and other agreements, documents and opinions reasonably requested by Agents, and (ii) the Credit Parties shall execute and deliver such amendments to this Agreement and the other Credit Documents as any Agent deems reasonable to reflect the addition of the Verano Guarantors as Guarantors (but not Credit Parties) under the Credit Documents, including modification of Sections 10.01(a)(ii), 10.01(b), 10.01(d), 10.01(e), 10.01(f) (by adding a cross-default to the Verano Credit Agreement), 10.01(g), 10.01(h) and 10.01(i).~~

SECTION 8.11Collateral Access Agreements. The Credit Parties shall obtain a Collateral Access Agreement for any leased location to the extent contemplated by Section 7.18.
SECTION 8.12Bank Accounts.
(a)Subject to Section 8.17, the Credit Parties shall establish and deliver to Collateral Agent a Control Agreement with respect to each of their respective securities accounts, deposit accounts and investment property, each of which is set forth on Schedule 7.25, other than those accounts which are Excluded Accounts.  The Credit Parties shall not allow any Collections to be deposited to any accounts other than those listed on Schedule 7.25 which are subject to a Control Agreement; provided that so long as no Event of Default has occurred and is continuing, the Credit Parties may establish new deposit accounts, commodities accounts or securities accounts so long as, prior to or concurrently with the time such account is established: (i) the Credit Parties have delivered to Agents an amended Schedule 7.25 including such account and (ii) the Credit Parties have delivered to Collateral Agent a Control Agreement with respect to such account to the extent such account is not an Excluded Account.
(b)Each Control Agreement shall provide, among other things, that (i) upon notice (a “Notice of Control”) from Collateral Agent, the bank, securities intermediary or other financial institution party thereto will comply with instructions of Collateral Agent directing the disposition of funds or other financial assets in the account without further consent by the applicable Credit Party; provided that Collateral Agent agrees not to issue a Notice of Control unless an Event of Default has occurred and is then continuing, and (ii) the bank, securities intermediary or other financial institution party thereto has no rights of setoff or recoupment or any other claim against the account subject thereto, other than for payment of its service fees and other charges directly related to the administration of such account and for returned checks or other items of payment.  In the event Collateral Agent issues a Notice of Control under any Control Agreement, all Collections or other amounts subject to such Control Agreement shall be transferred as directed by Collateral Agent and used to pay the Obligations in the manner set forth in Section 4.02(d).
(c)If, notwithstanding the provisions of this Section 8.12, after the occurrence and during the continuance of an Event of Default, the Credit Parties receive or otherwise have dominion over or control of any Collections or other amounts, the Credit Parties shall hold such Collections and amounts in trust for Collateral Agent and shall not commingle such Collections with any other funds of any Credit Party or other Person or deposit such Collections in any account other than those accounts set forth on Schedule 7.25.
SECTION 8.13Sanctions; Anti-Corruption Laws.
(a)No Credit Party shall (or shall permit any Subsidiary to) directly or indirectly, use any Loan or the proceeds of any Loan, or lend, contribute or otherwise make available such Loan or the proceeds of any Loan to any Person, to fund any activities of or business with any Person, or in any Designated Jurisdiction, that, at the time of such funding, is the subject of Sanctions, or in any other manner that will result in a violation by any Person (including any Person participating in the transaction, whether as Lender, Agent, Arranger or otherwise) of Sanctions.

(b)No Credit Party shall (or shall permit any Subsidiary to) directly or indirectly, use any Loan or the proceeds of any Loan for any purpose which would breach any Anti-Corruption Law.
(c)Notwithstanding the foregoing, nothing herein shall require any Credit Party organized under the laws of Canada or a subdivision thereof or any of their Subsidiaries which are organized or incorporated under the law of Canada or any subdivision thereof (each such party, a “Canadian Party”), to take action or refrain from taking any action, to the extent such provisions would otherwise contravene, or require any notification to the Attorney General of Canada under the Foreign Extraterritorial Measures (United States) Order, 1992, by any such Canadian Party and this Agreement, including Sections 7.19 and Section 8.14 shall be limited and interpreted accordingly.
SECTION 8.14Regulatory Matters.  The Credit Parties shall ensure that all Material Regulatory Licenses remain in full force and effect in all material respects.
SECTION 8.15Annual Lender Meeting.  Borrowers will participate in a meeting of the Lenders not more frequently than once each year, subsequent to the filing of Parent’s annual report on Form 10-K, to be held via teleconference at a time selected by Administrative Agent and reasonably acceptable to the Lenders and Parent.  The purpose of this meeting shall be to present the Credit Parties’ previous fiscal years’ financial results.
SECTION 8.16Canadian Securities Law Matters.  Parent shall (a) maintain the listing and posting for trading of its subordinate voting shares on the CSE unless such Capital Stock is listed and posting for trading on the New York Stock Exchange or Nasdaq, in which case it shall maintain such listing and posting on such exchange, (b) maintain its status as a “reporting issuer”, or, if Parent’s Capital Stock is listed and posting for trading on the New York Stock Exchange or Nasdaq, the equivalent thereof in the United States, and, in each case not in default (beyond any notice and cure period) of the requirements of the Applicable Securities Legislation in the Reporting Jurisdictions, and (c) obtain the acceptance of the CSE for the listing and posting of the Warrant Shares if required under the policies of the CSE unless Parent’s Capital Stock is listed and posting for trading on the New York Stock Exchange or Nasdaq, in which case it shall obtain the acceptance of such exchange for the listing and posting of the Warrant Shares if required under the policies of such exchange.
SECTION 8.17New York Disposition.  Borrowers shall (a) use commercially reasonable efforts to provide Administrative Agent with a true, correct and complete copy of a bona-fide, binding and fully executed agreement for completion of the New York Disposition or New York Dispositions, as the case may be, on or before the date that is three months after the Fifth Amendment Date, and (b) on or before January 1, 2024, complete the New York Disposition or New York Dispositions, as the case may be. Parent shall provide updates of the status of each New York Disposition to Administrative Agent, in form and substance satisfactory to Administrative Agent, from time to time as requested by Administrative Agent. [Redacted – competitively sensitive]
SECTION 8.18Triggering Event.  If a Triggering Event has occurred and is continuing, (a) if Agent, Lenders and Borrowers mutually agree that a course of action exists to change or remove the facts and circumstances that created such Triggering Event, Parent and Vireo Minnesota shall take all steps reasonably necessary to achieve such course of action within 45 days of the occurrence of such Triggering Event (or such longer period of time to which Administrative Agent agrees in its discretion), or (b) if Agent, Lenders and Borrowers do not mutually agree that such a course of action exists within such 45-day period, Parent shall, at Required Lenders’ request (in their sole discretion), sell, in one transaction or multiple transactions, all of Borrowers’ assets in Minnesota to a non-Affiliate of Borrowers pursuant to a sale of such assets, a sale of the Capital Stock of Vireo Minnesota or a combination of the foregoing (each such sale, a “Minnesota Disposition”).  If Required Lenders have made such request, Parent shall use commercially reasonable efforts to consummate the Minnesota Dispositions as soon as possible after the last day of such 45-day period.  Parent shall provide updates of the status of each Minnesota Disposition to Administrative Agent, in form and substance satisfactory to Administrative Agent, from time to time as requested by Administrative Agent [Redacted – competitively sensitive]
SECTION 8.19Meetings; Representatives.
(a)Parent shall hold, in person, by phone or otherwise, regular meetings of its Board of Directors on at least four occasions during each calendar year, and minutes of such meetings shall be prepared and maintained as a part of the permanent records of Parent.
(b)In addition to the foregoing, subject to applicable laws, regulations and rules of the CSE and the Organization Documents of Parent, (i) Parent shall use its best efforts to reduce the size of its Board of Directors from seven members to five members on or before the date that is four months after the

Closing Date and (ii) the appropriate Authorized Officers or members of the Board of Directors of Parent shall propose that the Board of Directors of Parent be reduced from seven members to five members at each meeting of the shareholders of Parent until the Board of Directors of Parent is so reduced.
SECTION 8.20Post-Closing Matters.
(a)Borrowers shall enter into a convertible note facility (the “Convertible Facility”) with one or more Lenders in an aggregate amount of at least $10,000,000, with anticipated monthly advances of $1,000,000. The closing of the Convertible Facility will occur on or before April 30, 2023 (the “Convertible Facility Closing Date”), with the first advance thereunder to be made on such date. The Convertible Facility will be evidenced by one or more notes and the advances made thereunder will bear interest at a cash interest rate of 6.00% per annum, payable in monthly installments, and a paid-in-kind interest rate of 6.00% per annum, which will be added to the outstanding aggregate principal balance monthly until repaid. The maturity date of the notes will be March 31, 2026. At any time prior to maturity, each Lender providing the Convertible Facility may elect to convert the entire principal balance (including all paid-in-kind interest) into subordinate voting shares of Parent at a conversion rate to which Borrowers and such Lenders will agree prior to the Convertible Facility Closing Date. In consideration of the extension of the Convertible Facility, concurrently with the closing of the Convertible Facility, Parent shall issue to such Lenders, or to such other recipients as such Lenders may direct, warrants to purchase 6,250,000 subordinate voting shares of Parent’s subordinate voting shares.  Borrowers and such Lenders will agree to the exercise price of the warrants prior to the Convertible Facility Closing Date.
(b)~~SECTION 8.17 Post-Closing Matters.  On~~Subject to applicable laws, applicable regulations and applicable rules of the CSE and the Organization Documents of Parent, Kyle Kingsley shall convert his super-majority equity interests in Parent into Subordinate Voting Shares of Parent on or before July ~~1~~31, ~~2022~~2023 (or such later date to which Administrative Agent agrees in its discretion)~~, the Credit Parties shall deliver the following to Agents, in form and substance satisfactory to Agents:~~.

~~(a) Solely to the extent not completed in connection with the Closing Date, a zoning report and environmental site assessment reflecting such Real Property’s compliance with Applicable Law.~~

~~(b) Solely to the extent not completed in connection with the Closing Date, if such Real Property is in a flood zone, a flood notification form signed by Parent and evidence that flood insurance is in place for the buildings and their contents located thereon.~~

~~(c) Duly-executed signatures to a Collateral Access Agreement for each leased location of Borrowers required to be subject thereto pursuant to Section 7.18.~~

~~(d) A duly-executed Control Agreement for each of the deposit accounts and securities accounts of the Credit Parties (other than Excluded Accounts and Borrowers’ deposit accounts with Severn Bank).~~

~~(e) Solely to the extent not completed in connection with the Closing Date or if the title company will not provide a title insurance commitment, or an update of an existing title policy, without a survey exception, an ALTA survey prepared by a surveyor reasonably acceptable to Collateral Agent and certified to Collateral Agent and the issuer of the title insurance policy in a manner reasonably satisfactory to Collateral Agent; provided, however, that Collateral Agent may agree to allow this requirement or any part hereof to be satisfied post-closing in its discretion.~~

ARTICLE IX
Negative Covenants

The Credit Parties hereby covenant and agree that until the Loans, together with interest, Fees and all other Obligations incurred hereunder (other than Unasserted Contingent Obligations) are paid in full in accordance with the terms of this Agreement:

SECTION 9.01Limitation on Indebtedness.  Each Credit Party will not, and will not permit any of its Subsidiaries to, directly or indirectly, create, incur, issue, assume, guarantee, suffer to exist or otherwise become directly or indirectly liable, contingently or otherwise with respect to any Indebtedness, except for:
(a)Indebtedness in respect of the Obligations;
(b)Indebtedness (i) evidencing the deferred purchase price of newly acquired equipment or incurred to finance the acquisition of equipment of such Credit Party (pursuant to purchase money security arrangements or otherwise, whether owed to the seller or a third party) used in the ordinary course of business of such Credit Party (provided that such Indebtedness is incurred within 60 days of the acquisition of such property), or (ii) evidenced by Capitalized Leases into which such Credit Party enters for the acquisition of equipment used in the ordinary course of business of such Credit Party; provided that the aggregate outstanding principal amount of such Indebtedness under clauses (i) and (ii) of this clause (b) and clause (n) below shall not exceed $7,500,000 at any time, and provided, further, that Lenders shall have the right, but not an obligation, to advance all of such Indebtedness on substantially the same terms and conditions proposed to the applicable Credit Party or Subsidiary by any other Person within seven Business Days of receipt from such Credit Party or Subsidiary of a copy of the bona fide term sheet or offer of lease for such Indebtedness;
(c)Indebtedness existing as of the Closing Date or, on and after the Third Amendment Initial Funding Date, the Third Amendment Initial Funding Date which is identified on Schedule 7.24 and which is not otherwise permitted by this Section 9.01;
(d)Indebtedness in connection with any sale-leaseback transaction permitted by Section 9.09;
(e)unsecured Indebtedness (i) incurred in the ordinary course of business of such Credit Party and its Subsidiaries in respect of open accounts extended by suppliers on normal trade terms in connection with purchases of goods and services which are not overdue for a period of more than 90 days or, if overdue for more than 90 days, as to which a dispute exists and adequate reserves in conformity with GAAP have been established on the books of such Credit Party and (ii) in respect of performance, surety or appeal bonds provided in the ordinary course of business and consistent with past practice, but excluding (in each case) Indebtedness incurred through the borrowing of money or Contingent Liabilities in respect thereof;
(f)Guarantee Obligations of any Credit Party in respect of Indebtedness otherwise permitted hereunder of any Credit Party (other than Indebtedness described in clauses (m) and (n) below);
(g)non-recourse Indebtedness incurred by any Borrower or any Subsidiary to finance the payment of insurance premiums; provided, however, that such Indebtedness may be recourse if such Borrower or Subsidiary cannot obtain the applicable insurance premium financing for insurance that is in compliance with Section 8.03 with commercially reasonable terms on a non-recourse basis;
(h)intercompany Indebtedness (i) between any Credit Parties, (ii) or by any Credit Party owing to any Subsidiary that is not a Credit Party, so long as such Indebtedness is evidenced by a note which is pledged to Collateral Agent and is subject to a subordination agreement (or evidenced by a note which includes subordination terms) in form and substance satisfactory to Collateral Agent, (iii) between any Subsidiaries that are not Credit Parties, and (iv) by any Subsidiary that is not a Credit Party owing to any Credit Party in an aggregate amount not to exceed, when combined with the aggregate amount of Investments made pursuant to Section 9.05(d), $500,000;
(i)the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business;
(j)Indebtedness in respect of netting services, overdraft protection and otherwise in connection with deposit accounts or similar accounts incurred in the ordinary course of business;
(k)Indebtedness owed to any Person providing worker’s compensation, health, disability or other employee benefits or property, casualty or liability insurance to any Borrower or any Subsidiary incurred in connection with such Person providing such benefits or insurance pursuant to customary reimbursement or indemnification obligations to such Person, in each case, in the ordinary course of business;
(l)Indebtedness in respect of surety bonds, performance bonds and similar instruments issued in the ordinary course of business in an aggregate amount not to exceed (i) $10,000,000 in respect of each such surety bond, performance bond and similar instrument or (ii) $25,000,000 in respect of all such surety bonds, performance bonds and similar instruments in the aggregate; and
(m)Indebtedness relating to Judgments, including appeal bonds, or awards not constituting an Event of Default under Section 10.01(g);
(n)other Indebtedness incurred by Parent or Vireo Health in an aggregate outstanding amount not to exceed $7,500,000 at any time, so long as (i) unless such Indebtedness is being incurred to repay the Obligations, no Financial Covenant Event of Default exists and (ii) such Indebtedness is unsecured; provided that the aggregate outstanding principal amount of such Indebtedness under this clause (n) and clauses (i) and (ii) of clause (b) above shall not exceed $7,500,000 at any time, and provided, further, that Lenders shall have the right, but not an obligation, to advance all of such Indebtedness on substantially the same terms and conditions proposed to the applicable Credit Party or Subsidiary by any other Person within seven Business Days of receipt from such Credit Party or Subsidiary of a copy of the bona fide term sheet for such Indebtedness; ~~and~~
(o)obligations under Hedging Agreements permitted under Section 9.12; and
(p)the Indebtedness owed to Charm City Seller pursuant to the Charm City Note, so long as (i) the aggregate principal amount of such Indebtedness shall not exceed $2,000,000, as such amount is repaid in accordance with its terms, (ii) such Indebtedness is subject to the Charm City Intercreditor Agreement and (iii) Charm City Intercreditor Agreement is in full force and effect ~~and has not been challenged by Charm City Seller~~.
SECTION 9.02Limitation on Liens.  Each Credit Party will not, and will not permit any of its Subsidiaries to, directly or indirectly, create, incur, assume or suffer to exist any Lien upon any property or assets of any kind (real or personal, tangible or intangible) of any such Person (including its Capital Stock), whether now owned or hereafter acquired, except for the following (collectively, the “Permitted Liens”):
(a)Liens securing payment of the Obligations;

(b)Liens existing as of the Closing Date or, on and after the Third Amendment Initial Funding Date, the Third Amendment Initial Funding Date and disclosed in Schedule 9.02 securing Indebtedness permitted under Section 9.01(c); provided that no such Lien shall encumber any additional property and the amount of Indebtedness secured by such Lien shall not be increased or its term extended from that existing on the Closing Date or the Third Amendment Initial Funding Date, as applicable (as such Indebtedness may be permanently reduced subsequent to such date) except to the extent permitted by Section 9.01(c);
(c)Liens securing Indebtedness of the type permitted under Section 9.01(b); provided that (i) such Lien is granted within 60 days after such Indebtedness is incurred, (ii) the Indebtedness secured thereby does not exceed the lesser of the cost and the fair market value of the equipment at the time of such acquisition and (iii) such Lien encumbers only the assets acquired with the proceeds of such Indebtedness or the assets leased or purported to be leased under such Capitalized Leases, as the case may be, and the proceeds thereof;
(d)Liens arising by operation of law in favor of carriers, warehousemen, mechanics, materialmen and landlords incurred in the ordinary course of business for amounts not yet overdue or being diligently contested in good faith by appropriate proceedings that stay execution of such Lien and for which adequate reserves in accordance with GAAP shall have been established on its books;
(e)Liens incurred or deposits made in the ordinary course of business in connection with worker’s compensation, unemployment insurance or other forms of governmental insurance or benefits, or to secure performance of tenders, statutory obligations, bids, leases or other similar obligations (other than for borrowed money) entered into in the ordinary course of business or to secure obligations on surety, appeal or performance bonds;
(f)Judgment Liens in existence for less than 60 days after the entry thereof, or with respect to which execution has been bonded, stayed or the payment of which is covered in full by insurance or surety bonds, and which Judgment Liens do not otherwise result in an Event of Default under Section 10.01(g);
(g)easements, rights-of-way, zoning restrictions, defects or irregularities in title and other similar encumbrances not, in each case, interfering in any material respect with the value or use of the property to which such Lien is attached;
(h)Liens for Taxes, assessments or other governmental charges or levies (excluding any Lien imposed pursuant to the provisions of ERISA or any Canadian Pension Plan) not yet due and payable, or that are being diligently contested in good faith by appropriate proceedings that stays execution and for which adequate reserves in accordance with GAAP shall have been established on its books;
(i)Liens arising in the ordinary course of business by virtue of any contractual, statutory or common law provision relating to banker’s Liens, rights of set-off or similar rights and remedies covering deposit accounts or securities accounts (including funds or other assets credited thereto) or other funds maintained with a depository institution or securities intermediary, so long as the applicable provisions of Section 8.12 have been complied with in respect of such deposit accounts and securities accounts;
(j)any interest or title of a lessor, licensor or sublessor under any lease, license or sublease (and precautionary UCC filings or PPSA registrations with respect thereto)

entered into by any such Credit Party or Subsidiary in the ordinary course of its business and covering only the assets so leased, licensed or subleased;
(k)Liens solely on any cash earnest money deposits made by such Person in connection with any letter of intent or purchase agreement permitted hereunder;
(l)Liens of sellers of goods to such Person arising under Article II of the Uniform Commercial Code or similar provisions of Applicable Law in the ordinary course of business, covering only the goods sold or securing only the unpaid purchase price of such goods and related expenses to the extent such Indebtedness is permitted hereunder;
(m)Liens on insurance policies and the proceeds thereof securing the financing of premiums with respect thereto to the extent such financing is permitted under Section 9.01(g);
(n)Liens (including the right of set-off) in favor of a bank or other depository institution arising as a matter of law encumbering deposits so long as the applicable provisions of Section 8.12 have been complied with; and
(o)deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds, letters of credit and other obligations of a like nature, in each case in the ordinary course of business; and
(p)the Liens granted to Charm City Seller pursuant to the Charm City Pledge Agreement to ~~secured~~secure the Indebtedness under the Charm City Note, so long as (i) such Liens are subject to the Charm City Intercreditor Agreement and (ii) the Charm City Intercreditor Agreement is in full force and effect and has not been challenged by Charm City Seller.

Notwithstanding anything to the contrary set forth in this Section 9.02, in no event shall any Credit Party create, incur, assume or suffer to exist any Lien (other than Liens in favor of Collateral Agent pursuant to the Credit Documents) upon the rights of any Credit Party or Subsidiary under any Material Contract or any accounts receivable, Collections or proceeds arising thereunder or with respect thereto.

SECTION 9.03Consolidation, Merger, Etc.  Except for the transactions set forth on Schedule 9.03, each Credit Party will not, and will not permit any of its Subsidiaries, to liquidate or dissolve, consolidate with, amalgamate with or into, or merge into or with, any other Person; provided that (a) any Credit Party or Subsidiary of any Credit Party may liquidate or dissolve voluntarily into, and may merge or amalgamate with and into, any Borrower (so long as such Borrower is the surviving entity), (b) any Guarantor may liquidate or dissolve voluntarily into, and may merge or amalgamate with and into any other Guarantor organized under the laws of the same jurisdiction, (c) the assets or Capital Stock of any Credit Party (other than Parent) may be purchased or otherwise acquired by any Borrower, (d) the assets or Capital Stock of any Guarantor may be purchased or otherwise acquired by any other Credit Party, (e) any Borrower or other Credit Party with de minimis, or no, assets and operations may be administratively dissolved upon 30 days’ prior notice to Administrative Agent, so long as such assets are acquired by a Borrower or other Credit Party in connection therewith or are disposed of as permitted by Section 9.04; (f) any Credit Party may consolidate with, amalgamate with or into, or merge into or with, any other Person in connection with a transaction permitted by Section 9.05(g), provided that (i) such Credit Party is the surviving entity and (ii) unless Administrative Agent otherwise agrees in its discretion, such Person was organized under the laws of (A) the United States of America or one of its states or (B) Canada or one of its provinces.
SECTION 9.04Permitted Dispositions.  Each Credit Party will not, and will not permit any of its Subsidiaries, to make a Disposition, or enter into any agreement to make a Disposition, of such Credit Party’s or such Subsidiary’s assets (including accounts receivable and Capital Stock of Subsidiaries) to any Person in one transaction or a series of related transactions unless such Disposition:
(a)is in the ordinary course of its business and is of obsolete, surplus or ~~worn out~~worn-out property or property no longer used in its business, so long as, unless the Net Cash Proceeds of such Disposition are used to repay the Obligations, no Financial Covenant Event of Default exists at the time of such Disposition;
(b)is made as a consequence of any loss, damage, distribution or other casualty or any condemnation or taking of such assets by eminent domain proceedings, provided that the Net Cash Proceeds thereof are applied in accordance with Section 4.02(a)(iii);
(c)is for fair market value and the following conditions are met:
(i)(A) the aggregate amount of Dispositions during any fiscal year shall not exceed $2,500,000, (B) the Disposition is of a Non-Core Asset or (C) the Disposition is of the Capital Stock, IP Rights or any other assets of Resurgent;

(ii)immediately prior to and immediately after giving effect to such Disposition, no Default or Event of Default shall have occurred and be continuing or would result therefrom;

~~(iii) Borrowers apply any Net Cash Proceeds arising therefrom pursuant to Section 4.02(a)(ii);~~

(iii)~~(iv)~~ no less than 80.00% of the consideration received for such sale, transfer, lease, contribution or conveyance is received in cash; and
(iv)~~(v)~~ unless the Net Cash Proceeds of such Disposition are used to repay the Obligations, no Financial Covenant Event of Default exists at the time of such Disposition;
(d)is a sale of Inventory (as defined in the UCC) in the ordinary course of business;
(e)is a sale or disposition of equipment to the extent that such equipment is exchanged for credit against the purchase price of similar replacement equipment, or the proceeds of such Dispositions are reasonably promptly applied to the purchase price of similar replacement equipment, all in the ordinary course of business ~~in accordance with Section 4.02(a)(ii)~~;
(f)is an abandonment, failure to renew, or other disposition in the ordinary course of business of any intellectual property that is not material to the conduct of the business of any Credit Party or any Subsidiary of such Credit Party;
(g)is otherwise permitted by Section 9.03, 9.05(d) or 9.05(h);
(h)is by (i) any Credit Party or Subsidiary thereof to Parent, (ii) any Subsidiary of a Credit Party (other than a Borrower) to any Credit Party or (iii) any Credit Party (other than a Borrower) to another Credit Party;
(i)consists of the granting of Permitted Liens;
(j)consists of a Disposition of cash or Cash Equivalents;
(k)is a sale or discount of accounts receivable arising in the ordinary course of business in connection with the collection thereof;
(l)consists of the leasing or licensing (pursuant to leases or licenses entered into in the ordinary course of business) of real or personal property in the ordinary course of business;
(m)consists of a disposition of owned Real Property (other than the Maryland Mortgaged Property) to effectuate a sale-leaseback transaction permitted by Section 9.09;
(n)is a disposition of owned or leased Real Property to a Governmental Authority that results from a condemnation, provided that the proceeds thereof are applied in accordance with this Agreement; and
(o)is a sale, transfer, or other disposition of the Phoenix Assets.

Notwithstanding anything to the contrary set forth in this Section 9.04, except with respect to any sale, transfer, or other disposition of the Phoenix Assets, in no event shall any Credit Party sell, transfer, assign or otherwise dispose of (other than in connection with the grant of a Lien in favor of Collateral Agent pursuant to the Credit Documents) any of its rights under or in respect of any accounts receivable, Collections or proceeds arising thereunder or with respect thereto other than as permitted under clause (c)(i)(B) above.

SECTION 9.05Investments.  Each Credit Party will not, and will not permit any of its Subsidiaries to, purchase, make, incur, assume or permit to exist any Investment in any other Person, including the formation, creation or acquisition of any Subsidiary, except:
(a)Investments existing on the Closing Date or, on and after the Third Amendment Initial Funding Date, the Third Amendment Initial Funding Date and identified in Schedule 9.05;
(b)Investments in cash and Cash Equivalents;
(c)Investments received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with, customers and suppliers, in each case in the ordinary course of business;
(d)Investments by way of contributions to capital or purchases of Capital Stock (i) by any Credit Party in any of its Subsidiaries that are Credit Parties or by any Subsidiary that is not a Credit Party in any Credit Party; provided that such Investment is in compliance with Section 9.01(h) in the event such Investment constitutes Indebtedness of the party making such Investment, and (ii) by any Credit Party in any Subsidiary that is not a Credit Party in an aggregate amount at any time not to exceed, when combined with the aggregate principal amount of Indebtedness incurred pursuant to Section 9.01(h)(iv), $500,000;
(e)Investments constituting (i) accounts receivable arising, (ii) trade debt granted, or (iii) deposits made in connection with the purchase price of goods or services, in each case in the ordinary course of business;
(f)any agreement by any Credit Party to accept a deferred portion of the sales price in connection with any Disposition permitted under Section 9.04;
(g)Permitted Acquisitions;
(h)intercompany Indebtedness permitted pursuant to Section 9.01(h), so long as the applicable Persons have complied with the requirements set forth in such Section;
(i)the maintenance of deposit accounts in the ordinary course of business so long as the applicable provisions of Section 8.12 have been complied with in respect of such deposit accounts;
(j)Guarantee Obligations to the extent permitted by Section 9.01(f);
(k)loans and advances to officers, directors and employees of any Credit Party for reasonable and customary ~~business related~~business-related travel expenses, entertainment expenses, moving expenses and similar expenses, in each case incurred in the ordinary course of business, in an aggregate outstanding principal amount at any time not to exceed $500,000;

(l)Investments consisting of loans made in lieu of Restricted Payments which are otherwise permitted under Section 9.07;
(m)deposits, prepayments and other credits to suppliers and deposits in connection with lease obligations, taxes, insurance and similar items, in each case made in the ordinary course of business and securing Contractual Obligations of a Credit Party, in each case to the extent constituting a Permitted Lien; and
(n)obligations under Hedging Agreements permitted under Section 9.12.

provided that no Investment otherwise permitted under clauses (d)(ii), (f), (g) or (k) shall be permitted to be made if, at the time of making any such Investment, any Default or Event of Default has occurred and is continuing or would result therefrom.

SECTION 9.06ERISA.

(a)No Credit Party will (a) fail to meet the minimum funding requirements of ERISA, permit a Reportable Event or Prohibited Transaction, as each term is defined in ERISA, to occur or (b) withdraw or permit any Subsidiary to withdraw from participation in, permit partial or complete termination of, or permit the occurrence of any other event with respect to, any present pension, profit sharing and deferred compensation plan which could reasonably be expected to result in any liability of a Credit Party or any of its Subsidiaries, including any liability to the Pension Benefit Guaranty Corporation or its successors or any other governmental agency.

(b)~~(i)~~ No Credit Party ~~nor any applicable regulatory authority shall~~shall (i) terminate a Canadian Pension Plan (in whole or in part) if, as a result of such termination, any Credit Party may be required to make an additional contribution to such Canadian Pension Plan, or to incur an additional liability or obligation to such Canadian Pension Plan, ~~and~~ (ii) ~~no contribution failure shall occur under any~~establish, sponsor administer, contribute to or assume any liability, including any contingent liability, under a defined benefit Canadian Pension Plan or a multi-employer Canadian Pension Plan, (iii) acquire an interest in any Person if such Person sponsors, maintains or contributes to, or at any time in the six-year period preceding such acquisition has sponsored, maintained, or contributed to any defined benefit Canadian Pension Plan, and (iv) fail to withhold, make, remit or pay when due any employee or employer payments, contributions (including “normal cost”, contributions in respect of the provision or adverse deviations or in respect of any amendment that increases the going concern liabilities, “special payments” and any other payments in respect of any funding deficiencies or shortfalls) or premiums to or in respect of any Canadian Pension Plan pursuant to the terms of the particular plan, any applicable collective bargaining agreement or applicable pension benefits legislation in Canada or any other jurisdiction.

SECTION 9.07Restricted Payments.  Each Credit Party will not, and will not permit any of its Subsidiaries, to make any Restricted Payment, or make any deposit for any Restricted Payment, other than:
(a)Restricted Payments by any Subsidiary of a Credit Party to (i) its direct parent, so long as such parent is a Credit Party or (ii) Parent;
(b)Restricted Payments by any Credit Party or any its Subsidiaries to pay dividends with respect to its Capital Stock payable solely in additional shares of such Capital Stock (other than Disqualified Capital Stock);
(c)Parent may repurchase Capital Stock owned by employees pursuant to a plan for the benefit of employees whose employment with such Person and its Subsidiaries has been terminated, provided that such Restricted Payments shall not exceed $1,000,000 in any fiscal year, except and to the extent such payments are funded by proceeds of “key person” life or disability insurance, and provided, further, that no Event of Default exists at the time of such Restricted Payment or would occur as a result thereof; and
(d)Restricted Payments by any Credit Party or any of its Subsidiaries to (i) Vireo Health for management fees, or (ii) Resurgent (or any other Credit Party that is an assignee of Resurgent with respect to Resurgent’s IP Rights) for intellectual property royalty payments.
SECTION 9.08Payments and Modification of Certain Agreements. Each Credit Party will not, and will not permit any of its Subsidiaries to:
(a)Except as expressly permitted by Section 9.07, make any payment on account of (i) Indebtedness that has been contractually subordinated in right of payment to the Obligations if such payment is not permitted at such time under the subordination terms and conditions applicable thereto or (ii) any other Restricted Debt if any Default or Event of Default has occurred and is continuing or would result therefrom.
(b)Consent to any amendment, supplement, waiver or other modification of, or enter into any forbearance from exercising any rights with respect to the terms or provisions contained in (i) any Organization Documents, in each case, other than any amendment, supplement, waiver, termination, modification or forbearance (A) that is not materially adverse to the Secured Parties and (B) notice of which was received by Administrative Agent at least 10 Business Days (or such shorter period as Administrative Agent may permit in its discretion) prior to its effectiveness, (ii) any document, agreement or instrument evidencing or governing any Indebtedness that has been subordinated to the Obligations in right of payment or any Liens that have been subordinated in priority to the Liens of Administrative Agent unless such amendment, supplement, waiver or other modification is permitted under the terms of the subordination agreement applicable thereto, or (iii) any Material Contract, in each case, other than any amendment, supplement, waiver or modification (A) that is not materially adverse to the Secured Parties and (B) notice of which was received by Administrative Agent at least 10 Business Days (or such shorter period as Administrative Agent may permit in its discretion) prior to its effectiveness.
SECTION 9.09Sale and Leaseback; Build-to-Suit Lease.  Each Credit Party will not, and will not permit any of its Subsidiaries, directly or indirectly, to engage in any sale-leaseback, build-to-suit lease, synthetic lease or similar transaction after the Closing Date with respect to any property of any Credit Party or any Subsidiary thereof; provided, however, that a Credit Party may enter into (a) simultaneous sale and leaseback transactions of any Real Property owned by such Credit Party or any improvement owned by such Credit Party located on Real Property owned by another Person and (b) any other lease of Real Property that creates Attributable Indebtedness on the part of any Credit Party, in each case so long as (w) such Real Property is not, or such improvement is not located on, the Maryland Mortgaged Property, (x) no Maryland Mortgaged Property shall be subject to any Lien as a result of such transaction or lease, (y) no Default or Event of Default has occurred and is continuing or would result from such transaction or lease, and (z) if such Credit Party transfers any right, title or interest in any Real Property or improvement in connection with such transaction or lease, such Credit Party shall receive 100.00% cash consideration in an amount not less than the fair market value of such Real Property or improvement.
SECTION 9.10Transactions with Affiliates.  Except as set forth on Schedule 9.10, each Credit Party will not, and will not permit any of its Subsidiaries, to enter into or cause or permit to exist any arrangement, transaction or contract (including for the purchase, lease or exchange of property or the rendering of services) with any Affiliate (other than arrangements, transactions or contracts solely among the Credit Parties) except (a) on fair and reasonable terms no less favorable to such Credit Party or such Subsidiary than it could obtain in an arm’s-length transaction with a Person that is not an Affiliate, (b) any transaction expressly permitted under Section 9.01(f), 9.03, 9.05(d), 9.05(h), 9.05(j), 9.05(k) or 9.07, (c) so long as it has been approved by Parent’s or its applicable Subsidiary’s Board of Directors in accordance with Applicable Law, (i) customary fees to, and indemnifications of, non-officer directors of the Credit Parties and their respective Subsidiaries or (ii) the payment of reasonable and customary compensation for executive officers of the Credit Parties and their respective Subsidiaries in the ordinary course of business, (c) the payment of reasonable and customary compensation for other officers and employees of the Credit Parties and their respective Subsidiaries in the ordinary course of business, (d) provision of reasonable and customary indemnification arrangements and benefit plans for officers and employees of the Credit Parties and their respective Subsidiaries in the ordinary course of business, and (d) transactions among Subsidiaries that are not Credit Parties in the ordinary course of business.
SECTION 9.11Restrictive Agreements, Etc.  Each Credit Party will not, and will not permit any of its Subsidiaries, to enter into any agreement (other than a Credit Document) prohibiting:
(a)the creation or assumption of any Lien upon its properties, revenues or assets, whether now owned or hereafter acquired;
(b)the ability of such Person to amend or otherwise modify any Credit Document or waive, consent to or otherwise deviate from any provision under any Credit Document; or
(c)the ability of such Person to make any payments, directly or indirectly, to any Borrower, including by way of dividends, advances, repayments of loans, reimbursements of management and other intercompany charges, expenses and accruals or other returns on investments.

The foregoing prohibitions shall not apply to customary restrictions of the type described in clause (a) above (which do not prohibit the Credit Parties from complying with or performing the terms of this

Agreement and the other Credit Documents) which are contained in any agreement, (i) for the creation or assumption of any Lien on the sublet or assignment of any leasehold interest of any Credit Party or any of its Subsidiaries entered into in the ordinary course of business, (ii) for the assignment of any contract or licensed intellectual property entered into by any Credit Party or any of its Subsidiaries in the ordinary course of business or (iii) for the transfer of any asset pending the close of the sale of such asset pursuant to a Disposition permitted under this Agreement.

SECTION 9.12Hedging Agreements.  Each Credit Party other than Parent will not, and will not permit any of its Subsidiaries to, enter into any Hedging Agreement, other than Hedging Agreements entered into in the ordinary course of business to hedge or mitigate risks to which Parent is exposed in the conduct of their business or the management of their liabilities.  Solely for the avoidance of doubt, each of the Credit Parties acknowledges that a Hedging Agreement entered into for speculative purposes or of a speculative nature (which shall be deemed to include any Hedging Agreement under which Parent is or may become obliged to make any payment (a) in connection with the purchase by any third party of any common stock or any Indebtedness or (b) as a result of changes in the market value of any common stock or any Indebtedness) is not a Hedging Agreement entered into in the ordinary course of business to hedge or mitigate risks.
SECTION 9.13Changes in Business and Fiscal Year.
(a)Each Credit Party will not, and will not permit any of its Subsidiaries to, modify or change its method of accounting (other than (i) as may be required to conform to GAAP or (ii) to the extent consented to by Administrative Agent (such consent not to be unreasonably withheld, conditioned or delayed).
(b)No Credit Party, Affiliate of a Credit Party or any officer of a Credit Party or an Affiliate of a Credit Party, shall (i) engage in the Business except through a Borrower or another Credit Party or (ii) acquire or obtain any direct or indirect economic interest in any Person that engages in the Business excepting only the acquisition of equity or debt securities of any other Person that engages in the Business in an aggregate amount of not more than 1.00% of the issued outstanding equity of such Person.
SECTION 9.14Financial Covenants.
(a)Liquidity.  The Credit Parties will not permit Liquidity of the Credit Parties to be less than, at any time, the lesser of (i) 15.00% of the aggregate amount of the Loans advanced by the Lenders and (ii) $4,000,000, tested on the last Business Day of each calendar month.
(b)Minimum Consolidated Adjusted EBITDA. Commencing on April 30, 2023, maintain at all times Consolidated Adjusted EBITDA, tested at the end of each calendar month based upon the immediately preceding Applicable Fiscal Period, of at least the amount set forth below for such calendar month end:
Period	Amount
April 30, 2023 ~~–~~ , through June 30, 2023	$1,000,000
July 31, 2023 ~~–~~, through September 30, 2023	$1,500,000
October 31, 2023 ~~–~~, through December 31, 2023	$2,000,000
January 31, 2024	$2,500,000
February 29, 2024, and the last day of each calendar month thereafter	$3,000,000

(c)Consolidated Fixed Charge Coverage Ratio. Commencing on ~~July 31~~June 30, 2023, maintain at all times a Consolidated Fixed Charge Coverage Ratio, tested at the end of each calendar month based upon the immediately preceding Applicable Fiscal Period, of not less than the ratio set below for such calendar month end:

Period	Ratio
~~July 31, 2023 – September~~June 30, 2023, through and including December 31, 2023	0.50 to 1.00
~~October~~January 31, ~~2023~~2024, and the last day of each calendar month thereafter	1.00 to 1.00
SECTION 9.15Operations of Parent.  Parent will not hold any assets or engage in any business other than as set forth in Section 7.29.
ARTICLE X
Events of Default
SECTION 10.01Listing of Events of Default.  Each of the following events or occurrences described in this Section 10.01 shall constitute an “Event of Default”:
(a)Non-Payment of Obligations.  (i) Any Borrower shall default in the payment of any principal of any Loan when such amount is due, any interest on any Loan or (ii) any Credit Party shall default in the payment of any other monetary Obligation and, in each case of this clause (ii), such default shall continue unremedied for a period of five days.
(b)Breach of Representations or Warranties.  Any representation or warranty by any Credit Party made or deemed to be made in any Credit Document (including any certificates delivered pursuant to Article V), is or shall be incorrect in any material respect when made or deemed to have been made.
(c)Non-Performance of Certain Covenants and Obligations.  Any Credit Party shall default in the due performance or observance of any of its obligations under Section 8.01 (other than Sections 8.01(e) and 8.01(f)), 8.03, 8.04, 8.05 (solely with respect to such Credit Party’s existence in its jurisdiction of organization), 8.08, 8.09, 8.10, 8.12, 8.13, 8.14, 8.16 ~~or~~, 8.17, 8.18, 8.19 or 8.20 or Article IX.
(d)Non-Performance of Other Covenants and Obligations.  Any Credit Party shall default in the due performance or observance of any of its obligations under Section 8.01(e), 8.01(f), 8.02, 8.05 (other than with respect to such Credit Party’s maintenance of good standing in its jurisdiction of organization), 8.06, 8.07, 8.11, or 8.15, or any Credit Party shall default in the due performance or observance of its obligations under any covenant applicable to it under any Security Document, and, in each of the foregoing instances, such default shall continue unremedied for a period of 15 days after such Credit Party receives notice or otherwise obtains knowledge of the occurrence thereof.
(e)Non-Performance of Other Covenants and Obligations.  Any Credit Party shall default in the due performance and observance of any obligation contained in any Credit Document executed by it (other than as specified in Sections 10.01(a), 10.01(b), 10.01(c), or 10.01(d)), and, in each of the foregoing instances, such default shall continue unremedied for a period of 30 days after such Credit Party receives notice or otherwise obtains knowledge of the occurrence thereof.
(f)Default on Other Indebtedness.  (i) a default shall occur in the payment of any amount when due (subject to any applicable grace, notice or cure period), whether by acceleration or otherwise, of any principal or stated amount of, or interest or fees on, any Indebtedness (other than the Obligations) of any Credit Party or Subsidiary of any Credit Party having a principal or stated amount, individually or in the aggregate, in excess of $2,500,000, or a default shall occur in the performance or observance of any obligation or condition with respect to any such Indebtedness if the effect of such default is to accelerate the maturity of such Indebtedness or to permit the holder or holders of such Indebtedness, or any trustee or agent for such holders, to cause or declare such Indebtedness to become immediately due and payable, if, in each case, such default is not waived by the applicable Person within 30 days of such default, or (ii) any Indebtedness of any Credit Party or Subsidiary of any Credit Party having a principal or stated amount, individually or in the aggregate, in excess of $2,500,000 shall otherwise be required to be prepaid, redeemed, purchased or defeased, or require an offer to purchase or defease such Indebtedness to be made, prior to its expressed maturity).
(g)Judgments; Fines.  Any Judgment, in an amount (exclusive of any amounts covered by insurance (less any applicable deductible) and as to which the insurer has acknowledged its responsibility to cover such Judgment), individually or in the aggregate, in excess of the amount that would result in Borrowers failing to comply with Section 9.14 with respect to any Financial Performance Covenant, recomputed as of the end of the Applicable Fiscal Period most recently ended for which financial statements have been delivered pursuant to Section 8.01(a) or 8.01(b) after giving effect to such amount as a Judgment on a pro forma basis, shall be rendered against any Credit Party or any of its Subsidiaries and such Judgment shall not have been vacated or discharged or stayed or bonded pending appeal within 60 days after the entry thereof or enforcement proceedings shall have been commenced by any creditor upon such Judgment.
(h)Bankruptcy, Insolvency, Etc.  Any Credit Party or any of its Subsidiaries shall:
(i)become insolvent or generally fail to pay, or admit in writing its inability or unwillingness generally to pay, its debts as they become due;
(ii)apply for, consent to, or acquiesce in the appointment of a trustee, receiver, sequestrator, examiner or other custodian for any substantial part of the assets or other property of any such Person, or make a general assignment for the benefit of creditors;
(iii)in the absence of such application, consent or acquiesce to or permit or suffer to exist, the appointment of a trustee, interim receiver, receiver, receiver and manager, administrative receiver, custodian, liquidator, provisional liquidator, administrator, sequestrator or other like official for a substantial part of the property of any thereof, and such trustee, interim receiver, receiver, receiver and manager, administrative receiver, custodian, liquidator, provisional liquidator, administrator, sequestrator or other like official shall not be discharged within 60 days; provided that each Credit Party hereby expressly authorizes each Secured Party to appear in any court conducting any relevant proceeding during such 60-day period to preserve, protect and defend their rights under the Credit Documents;
(iv)permit or suffer to exist the commencement of any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law or other Insolvency Legislation or any dissolution, examinership, winding up or liquidation proceeding, in respect thereof, and, if any such case or proceeding is not commenced by such Person, such case or proceeding shall be consented to or acquiesced in by such Person, or shall result in the entry of an order for relief or shall remain for 60 days undismissed; provided that each Credit Party hereby expressly authorizes each Secured Party to appear in any court conducting any such case or proceeding during such 60-day period to preserve, protect and defend their rights under the Credit Documents; or
(v)take any action authorizing, or in furtherance of, any of the foregoing.

(i)Impairment of Security, Etc.  Any Credit Document or any Lien granted thereunder shall (except in accordance with its terms), in whole or in part, terminate, cease to be effective or cease to be the legally valid, binding and enforceable obligation of any Credit Party thereto with respect to Collateral in an aggregate amount in excess of $2,500,000, or any Credit Party or any other Person shall, directly or indirectly, contest or limit in any manner such effectiveness, validity, binding nature or enforceability. Except as permitted under any Credit Document, any Lien (subject only to Permitted Liens) securing any Obligation shall, in whole or in part, cease to be a perfected Lien with respect to Collateral with a value in an aggregate amount in excess of $2,500,000 (other than as a result of voluntary and intentional discharge of the Lien by Collateral Agent).
(j)Change of Control.  Any Change of Control shall occur.
(k)Restraint of Operations; Loss of Assets.  If any Material Credit Party is enjoined, restrained, or in any way prevented by court order or other Governmental Authority from continuing to conduct all or any material part of its business affairs or if any material portion of any Material Credit Party’s assets is attached, seized, subjected to a writ or distress warrant, or is levied upon, or comes into the possession of any third Person and the same is not discharged before the earlier of 60 days after the date it first arises or five days prior to the date on which such property or asset is subject to forfeiture by such Credit Party.
(l)Inability to Satisfy Obligations.  After receipt of the cash flow forecast required by Section 8.01(f), Administrative Agent or Required Lenders reasonably determine that Borrowers do not have the cash flow or other permitted funding sources in the amounts and timeframe necessary to enable Borrowers to satisfy the Obligations as they become due and payable.
(m)Regulatory Licenses.  If any Material Regulatory License with respect to Arizona, Maryland, Minnesota and New York ceases to be valid, subsisting and in good standing, if any Borrower operating in any of the foregoing States is not permitted to use a Material Regulatory License in such State or if any Material Regulatory License is withdrawn, cancelled, suspended or adversely amended in a manner that would reasonably be expected to result in a Material Adverse Effect.
(n)Other Proceedings.  Any Credit Party, or any officer, director or, if such Credit Party is manager-managed, manager thereof (i) shall have been found guilty of an act of fraud, or (ii) shall have become subject to any adverse, final, non-appealable judgment in any civil or criminal prosecution, enforcement, asset forfeiture or any other civil or criminal enforcement action or proceeding brought by any state or local Governmental Authority with respect to any alleged breach of US State Cannabis Law or any local cannabis law; and, with respect to any of the foregoing circumstances described in this clause (ii), if any of the foregoing can be corrected in the opinion of such Governmental Authority, such Person fails to take all corrective action required to satisfy, reinstate or otherwise address any alleged issues within the corrective action period, if any.
(o)Change in Cannabis Law; Restricted Cannabis Activity.  If a Change in Cannabis Law shall occur, or any Credit Party shall engage in any Restricted Cannabis Activity.
(p)Trading Suspension.  The official quotation of Parent’s subordinated voting shares on the CSE is suspended for a period in excess of five consecutive trading days or, in the case of a voluntary suspension, 10 consecutive trading days~~.~~,
(q)Intercreditor and Subordination Agreements.  (i) The Charm City Intercreditor Agreement or any other subordination or intercreditor agreement in favor of or with any Agent shall, in whole or in part, terminate, cease to be in full force or effect or cease to be legally valid, binding and enforceable against any holder of the Indebtedness subject to such Credit Document (other than the Obligations) for any reason other than a full or partial waiver or release by such Agent and Lenders in accordance with the terms thereof or (ii) any Credit Party shall disavow or challenge in any action, suit or other proceeding (A) the validity, effectiveness or enforceability of any such Credit Document, (B) that any such Credit Document exists for the benefit of the Agents and the other Secured Parties or (C) that all payments of and interest on the Indebtedness subject to any such Credit Document (other than the Obligations) shall be subject to such Credit Document (to the extent applicable).
SECTION 10.02Remedies Upon Event of Default.  If any Event of Default under Section 10.01(h) shall occur for any reason, whether voluntary or involuntary, all of the outstanding principal amount of the Loans and other Obligations shall automatically be due and payable and any Commitments shall be terminated, in each case, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by each Credit Party.  If any Event of Default (other than any Event of Default under Section 10.01(h)) shall occur for any reason, whether voluntary or involuntary, and be continuing, Administrative Agent may, and upon the direction of Required Lenders, Administrative Agent shall, declare all or any portion of the outstanding principal amount of the Loans and other Obligations to be due and payable and any Commitment shall be terminated, whereupon the full unpaid amount of such Loans and other Obligations that shall be so declared due and payable shall be and become immediately due and payable, in each case, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by each Credit Party.  The Lenders and Collateral Agent shall have all other rights and remedies available at law or in equity or pursuant to any Credit Documents.
SECTION 10.03Right to Cure Certain Covenant Violations.  Notwithstanding anything to the contrary contained in Section 10.01(c), if Borrowers fail to comply with the requirements of any covenant set forth in Section 9.14(b) or Section 9.14(c) (each, a “Financial Covenant”), then from the end of the calendar month for which such non-compliance occurred until the 120th calendar day after the date on which financial statements are required to be delivered pursuant to Section 8.1(a) (each such period, a “Financial Covenant Cure Period”), Parent shall be entitled to endeavor to raise equity on such terms as Parent’s Board of Directors may approve (so long as such terms are not in violation of any Credit Document) in an amount that, if added to EBITDA for the relevant testing period, would have been sufficient to cause compliance with such Financial Covenant for such period (each, a “Financial Covenant Equity Cure”), and provided, that:
(a)Parent shall not be entitled to exercise the Financial Covenant Equity Cure more than three times prior to the ~~Dispensary Loan~~latest Tranche Maturity Date;
(b)Parent shall notify Administrative Agent of Parent’s intent to exercise the Financial Covenant Equity Cure no later than 10 days after the end of the relevant month, and the right to such exercise with respect to non-compliance with the applicable Financial Covenant shall be deemed waived if such notice is not received by such date;
(c)If Administrative Agent receives a notice from Parent as provided in clause (b) above, interest on the Obligations shall accrue during the Financial Equity Cure Period as follows:  (i) if such Financial Covenant Equity Cure occurs (i) on or before the date 15 days after the commencement of the Financial Covenant Cure Period, at (A) with respect to the Dispensary Loans, the Dispensary Loan Cash Interest Rate plus the Dispensary Loan PIK Interest Rate, and (B) with respect to the other Loans, the Cash Interest Rate plus the PIK Interest Rate, (ii) after the date 15 days after the commencement of the Financial Covenant Cure Period, but on or before the date 45 days after the commencement of the Financial Covenant Cure Period, at the Default Rate in order to compensate the Lenders for the increased risk associated with the aforementioned Financial Covenant breach, and (iii) after the date 45 days after the commencement of the Financial Covenant Cure Period, until the earlier of (A) the date on which such Financial Covenant Equity Cure occurs and (B) payment in full of the Obligations, at a per annum rate equal to the Default Rate plus 4.00% in order to compensate the Lenders for the increased risk associated with the aforementioned Financial Covenant breach and the duration of the Financial Covenant Cure Period;
(d)upon receipt by Administrative Agent of evidence of the consummation of the Financial Covenant Equity Cure (which evidence shall be in form and substance reasonably satisfactory to Lenders), no Default or Event of Default shall be deemed to exist pursuant to the applicable Financial Covenant (and any such Default or Event of Default shall be retroactively considered not to have existed or occurred).  If the Financial Covenant Equity Cure is not consummated within the applicable Financial Covenant Cure Period, each such Default or Event of Default shall be deemed to have occurred on the first day of the applicable Financial Covenant Cure Period; and
(e)the cash amount received by Borrowers pursuant to exercise of the right to make a Financial Covenant Equity Cure shall be added to EBITDA for the last fiscal month of the immediately preceding Applicable Fiscal Period solely for purposes of recalculating compliance with such Financial Covenant for such period and of calculating such Financial Covenant as of the end of the next three following Applicable Fiscal Periods.  No Financial Covenant Equity Cure shall be taken into account for purposes of calculating any Financial Covenant in order to determine pro forma compliance with such Financial Covenant for purposes of the incurrence of any Indebtedness, or for purposes of calculating any baskets or compliance with any other covenants or for any other purpose hereunder.

For the avoidance of doubt, nothing in this Section 10.03 shall prevent any Borrower from receiving capital contributions in an aggregate amount in excess of the amount sufficient to cause compliance with the applicable Financial Covenant for the relevant testing period; provided that such excess shall not be added to EBITDA for the purpose of calculating compliance with such Financial Covenant or any other purpose.

ARTICLE XI
Agents
SECTION 11.01Appointment.  Each Lender (and, if applicable, each other Secured Party) hereby appoints Chicago Atlantic as its Collateral Agent under and for purposes of each Credit Document, and hereby authorizes Collateral Agent to act on behalf of such Lender (or if applicable, each other Secured Party) under each Credit Document, and, in the absence of other written instructions from the Lenders pursuant to the terms of the Credit Documents received from time to time by Collateral Agent, to exercise such powers hereunder and thereunder as are specifically delegated to or required of Collateral Agent by the terms hereof and thereof, together with such powers as may be incidental thereto.  Each Lender (and, if applicable, each other Secured Party) hereby appoints Chicago Atlantic as its Administrative Agent under and for purposes of each Credit Document and hereby authorizes Administrative Agent to act on behalf of such Lender (or, if applicable, each other Secured Party) under each Credit Document and, in the absence of other written instructions from the Lenders pursuant to the terms of the Credit Documents received from time to time by Administrative Agent, to exercise such powers hereunder and thereunder as are specifically delegated to or required of Administrative Agent by the terms hereof and thereof, together with such powers as may be incidental thereto.  Each Lender (and, if applicable, each other Secured Party) hereby designates and appoints each Agent as the agent of such Lender.  Notwithstanding any provision to the contrary elsewhere in this Agreement, no Agent shall have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender or other Secured Party, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Credit Document or otherwise exist against any Agent.  Anything contained in any of the Credit Documents to the contrary notwithstanding, each Credit Party, Administrative Agent, Collateral Agent and each Secured Party hereby agree that (i) no Secured Party shall have any right individually to realize upon any of the Collateral or to enforce the Security Agreement or any other Security Documents, it being understood and agreed that all powers, rights and remedies hereunder may be exercised solely by Agents, on behalf of the Secured Parties in accordance with the terms hereof, and all powers, rights and remedies under the Security Documents may be exercised solely by Agents, and (ii) in the event of a foreclosure by any of Agents on any of the Collateral pursuant to a public or private sale or other disposition, any Agent or any Lender may be the purchaser or licensor of any or all of such Collateral at any such sale or other disposition and each Agent, as agent for and representative of the Secured Parties (but not any Lender or Lenders in its or their respective individual capacities unless Required Lenders shall otherwise agree in writing) shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Obligations (including Obligations owed to any other Secured Party) as a credit on account of the purchase price for any Collateral payable by such Agent at such sale or other disposition.
SECTION 11.02Delegation of Duties.  Each Agent may execute any of its duties under this Agreement and the other Credit Documents by or through agents or attorneys in fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties.  No Agent shall be responsible for the negligence or misconduct of any agents or attorneys in fact selected by it with reasonable care.
SECTION 11.03Exculpatory Provisions.  Neither any Agent nor any of their respective officers, directors, employees, agents, attorneys in fact or Affiliates shall be (a) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or any other Credit Document (except to the extent that any of the foregoing are found by a final and non-appealable decision of a court of competent jurisdiction to have resulted from its or such Person’s own gross negligence, bad faith or willful misconduct) or (b) responsible in any manner to any of the Lenders or any other Secured Party for any recitals, statements, representations or warranties made by any Credit Party or any officer thereof contained in this Agreement or any other Credit Document or in any certificate, report, statement or other document referred to or provided for in, or received by Agents under or in connection with, this Agreement or any other Credit Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Credit Document or for any failure of any Credit Party or other Person to perform its obligations hereunder or thereunder.  Agents shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Credit Document, or to inspect the properties, books or records of any Credit Party.
SECTION 11.04Reliance by Agents.  Each Agent shall be entitled to rely, and shall be fully protected in relying, upon any instrument, writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including counsel to the Credit Parties), independent accountants and other experts selected by such Agent.  Agents may deem and treat the payee of any note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with Agents.  Each Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Credit Document unless it shall first receive such advice or concurrence of Required Lenders (or, if so specified by this Agreement, all or other requisite Lenders) as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action.  Agents shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Credit Documents in accordance with a request of Required Lenders (or, if so specified by this Agreement, all Lenders), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Loans and all other Secured Parties.
SECTION 11.05Notice of Default.  Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder, except with respect to any Default or Event of Default in the payment of principal, interest and fees required to be paid to Administrative Agent for the account of the Lenders unless Administrative Agent has received notice from a Lender or a Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a “notice of default”.  Collateral Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless Collateral Agent has received notice from a Lender or a Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a “notice of default”.  In the event that an Agent receives such a notice, such Agent shall give notice thereof to the other Agent and the Lenders.  Each Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by Required Lenders (or, if so specified by this Agreement, all Lenders or any other instructing group of Lenders specified by this Agreement); provided that unless and until each Agent shall have received such directions, Agents may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as such Agent shall deem advisable in the best interests of the Secured Parties.
SECTION 11.06Non-Reliance on Agents and other Lenders.  Each Lender (and, if applicable, each other Secured Party) expressly acknowledges that neither Agents, Arranger, nor any of their respective officers, directors, employees, agents, attorneys in fact or Affiliates have made any representations or warranties to it and that no act by any Agent or Arranger hereafter taken, including any review of the affairs of a Credit Party or any Affiliate of a Credit Party, shall be deemed to constitute any representation or warranty by any Agent or Arranger to any Lender or any other Secured Party.  Each Lender (and, if applicable, each other Secured Party) represents to Agents and Arranger that it has, independently and without reliance upon any Agent, Arranger or any other Lender or any other Secured Party, and based on such documents and information as it has deemed appropriate, made its own appraisal of, and investigation into, the business, operations, property, financial and other condition and creditworthiness of the Credit Parties and their Affiliates and made its own decision to make its Loans hereunder.  Each Lender (and, if applicable, each other Secured Party) also represents that it will, independently and without reliance upon any Agent, Arranger or any other Lender or any other Secured Party, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Credit Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Credit Parties and their Affiliates.  Except for notices, reports and other documents expressly required to be furnished to the Lenders by any Agent or Arranger hereunder, Agents and Arranger shall not have any duty or responsibility to provide any Lender or any other Secured Party with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of any Credit Party or any Affiliate of a Credit Party that may come into the possession of such Agent or any of its officers, directors, employees, agents, attorneys in fact or Affiliates.
SECTION 11.07Indemnification.  The Lenders agree to indemnify each Agent in its capacity as such (to the extent not reimbursed by the Credit Parties and without limiting the obligation of the Credit Parties to do so), ratably according to their respective Total Credit Exposure in effect on the date on which indemnification is sought under this Section 11.07 (or, if indemnification is sought after the date upon which the Commitments shall have terminated and the Loans shall have been paid in full, ratably in accordance with such Total Credit Exposure immediately prior to such date), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever that may at any time (whether before or after the payment of the Loans) be imposed on, incurred by or asserted against such Agent in any way relating to or arising out of, the Commitments, this Agreement, any of the other Credit Documents, or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by such Agent under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements that are found by a final and non-appealable decision of a court of competent jurisdiction to have resulted from such Agent’s gross negligence, bad faith or willful misconduct.  The agreements in this Section 11.07 shall survive the payment of the Loans and all other amounts payable hereunder.
SECTION 11.08Agent in Its Individual Capacity.  Each Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with any Credit Party as though such Agent were not an Agent.  With respect to its Loans made or renewed by it, each Agent shall have the same rights and powers under this Agreement and the other Credit Documents as any Lender and may exercise the same as though it were not an Agent, and the terms “Lender”, “Lenders”, “Secured Party” and “Secured Parties” shall include each Agent in its individual capacity.
SECTION 11.09Successor Agents.  Either Agent may resign as Agent upon 20 days’ notice to the Lenders, such other Agent and Borrowers.  If either Agent shall resign as such Agent in its applicable capacity under this Agreement and the other Credit Documents, then Required Lenders shall appoint a successor agent, which successor agent shall, unless an Event of Default shall have occurred and be continuing, be subject to approval by Parent (which approval shall not be unreasonably withheld, delayed or conditioned), whereupon such successor agent shall succeed to the rights, powers and duties of such Agent in its applicable capacity, and the term “Administrative Agent” or “Collateral Agent”, as the case may be, shall mean such successor agent effective upon such appointment and approval, and the former Agent’s rights, powers and duties as Agent in its applicable capacity shall be terminated, without any other or further act or deed on the part of such former Agent or any of the parties to this Agreement or any holders of the Loans. If no applicable successor agent has accepted appointment as such Agent in its applicable capacity by the date that is 20 days following such retiring Agent’s notice of resignation, such retiring Agent’s resignation shall nevertheless thereupon become effective and the Lenders shall assume and perform all of the duties of such Agent hereunder until such time, if any, as Required Lenders appoint a successor agent as provided for above.  After any retiring Agent’s resignation as Administrative Agent or Collateral Agent, as applicable, the provisions of this Article XI shall inure to its benefit as to any actions taken or omitted to be taken by it while it was an Agent under this Agreement and the other Credit Documents.
SECTION 11.10Agents Generally.  Except as expressly set forth herein, no Agent shall have any duties or responsibilities hereunder in its capacity as such.  Arranger shall not have any obligations or duties whatsoever in such capacity under this Agreement or any other Credit Document and shall incur no liability hereunder or thereunder in such capacity, but Arranger and its Related Parties shall have the benefit of the indemnities provided for hereunder.
SECTION 11.11Restrictions on Actions by Secured Parties; Sharing of Payments.
(a)Each of the Lenders agrees that it shall not, without the express written consent of Collateral Agent, and that it shall, to the extent it is lawfully entitled to do so, upon the written request of Collateral Agent, set off against the Obligations, any amounts owing by such Lender to any Credit Party or any of their respective Subsidiaries or any deposit accounts of any Credit Party or any of their respective Subsidiaries now or hereafter maintained with such Lender.  Each of the Lenders further agrees that it shall not, unless specifically requested to do so in writing by Collateral Agent, take or cause to be taken any action, including, the commencement of any legal or equitable proceedings to enforce any Credit Document against any Credit Party or to foreclose any Lien on, or otherwise enforce any security interest in, any of the Collateral.
(b)Subject to Section 12.08(a), if, at any time or times any Lender shall receive (i) by payment, foreclosure, setoff, or otherwise, any proceeds of Collateral or any payments with respect to the Obligations, except for any such proceeds or payments received by such Lender from Agents pursuant to the terms of this Agreement, or (ii) payments from Agents in excess of such Lender’s pro rata share of all such distributions by Agents, such Lender promptly shall (A) turn the same over to Collateral Agent, in kind, and with such endorsements as may be required to negotiate the same to Collateral Agent, or in immediately available funds, as applicable, for the account of all of the Lenders and for application to the Obligations in accordance with the applicable provisions of this Agreement, or (B) purchase, without recourse or warranty, an undivided interest and participation in the Obligations owed to the other Lenders so that such excess payment received shall be applied ratably as among the Lenders in accordance with their pro rata shares; provided that to the extent that such excess payment received by the purchasing party is thereafter recovered from it, those purchases of participations shall be rescinded in whole or in part, as applicable, and the applicable portion of the purchase price paid therefor shall be returned to such purchasing party, but without interest except to the extent that such purchasing party is required to pay interest in connection with the recovery of the excess payment.
(c)The benefit of the provisions of the Credit Documents directly relating to the Collateral or any Lien granted thereunder shall extend to and be available to any Secured Party that is not an Agent or a Lender as long as, by accepting such benefits, such Secured Party agrees, as among Agents and all other Secured Parties, that such Secured Party is bound by (and, if requested by any Agent, shall confirm such agreement in a writing in form and substance acceptable to the such Agent) this Article XI, including Sections 11.11(a) and (b), and the decisions and actions of Agents and Required Lenders (or, where expressly required by the terms of this Agreement, a greater proportion of the Lenders) to the same extent a Lender is bound; provided that, notwithstanding the foregoing, (i) except as set forth specifically herein, each Agent and each Lender shall be entitled to act in its discretion, without regard to the interest of such Secured Party, regardless of whether any Obligation to such Secured Party thereafter remains outstanding, is deprived of the benefit of the Collateral, becomes unsecured or is otherwise affected or put in jeopardy thereby, and without any duty or liability to such Secured Party or any such Obligation and (ii) except as specifically set forth herein, such Secured Party shall not have any right to be notified of, consent to, direct, require or be heard with respect to, any action taken or omitted in respect of the Collateral or under any Credit Document.
(d)Without limitation of any other provision in this Agreement, if at any time Administrative Agent makes a payment hereunder in error to any Lender, whether or not in respect of an Obligation due and owing by Borrowers at such time, where such payment is a Rescindable Amount, then in any such event, such Lender receiving a Rescindable Amount severally agrees to repay to Administrative Agent forthwith on demand the Rescindable Amount received by such Lender in immediately available funds in the currency so received, with interest thereon, for each day from and including the date such Rescindable Amount is received by it to but excluding the date of payment to Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by Administrative Agent in accordance with banking industry rules on interbank compensation. Each Lender irrevocably waives any and all defenses, including any “discharge for value” (under which a creditor might otherwise claim a right to retain funds mistakenly paid by a third party in respect of a debt owed by another) or similar defense to its obligation to return any Rescindable Amount. Administrative Agent shall inform each Lender promptly upon determining that any payment made to such Lender comprised, in whole or in part, a Rescindable Amount.
SECTION 11.12Agency for Perfection.  Collateral Agent hereby appoints each other Secured Party as its agent and as sub-agent for the other Secured Parties (and each Secured Party hereby accepts such appointment) for the purpose of perfecting all Liens with respect to the Collateral, including with respect to assets which, in accordance with Article VIII or Article IX, as applicable, of the Uniform Commercial Code of any applicable state can be perfected only by possession or control.  Should any Secured Party obtain possession or control of any such Collateral, such Secured Party shall notify Collateral Agent thereof, and, promptly upon Collateral Agent’s request therefor shall deliver possession or control of such Collateral to Collateral Agent and take such other actions as agent or sub-agent in accordance with Collateral Agent’s instructions to the extent, and only to the extent, so authorized or directed by Collateral Agent.
SECTION 11.13Enforcement by Agents.  All rights of action under this Agreement, the Notes and the other Credit Documents shall be instituted, maintained, pursued or enforced by Agents.  Any suit or proceeding instituted by any Agent in furtherance of such enforcement shall be brought in such Agent’s name without the necessity of joining any of the other Lenders.  In any event, the recovery of any judgment by any Agent shall be for the ratable benefit of all Secured Parties, subject to the reimbursement of expenses and costs of such Agent.
SECTION 11.14Credit Parties Not Beneficiaries.  The provisions of this Article XI are solely for the benefit of Agents and Lenders, may not be enforced by any Credit Party, and may be modified or waived without the approval or consent of the Credit parties.
SECTION 11.15Intercreditor and Subordination Agreements.  Lenders hereby (a) authorize each Agent to execute and deliver any intercreditor agreement or subordination agreement on behalf of Agents and Lenders and to perform its obligations thereunder and (b) agree to be bound by the provisions of such documents.
ARTICLE XII
Miscellaneous
SECTION 12.01Amendments and Waivers.  Neither this Agreement nor any other Credit Document, nor any terms hereof or thereof, may be amended, supplemented, modified or waived except in accordance with the provisions of this Section 12.01.  Required Lenders may, or, with the prior written consent of Required Lenders, Administrative Agent may, from time to time, enter into with the relevant Credit Party or Credit Parties written amendments, supplements or modifications hereto and to the other Credit Documents for the purpose of adding any provisions to this Agreement or the other Credit Documents or changing in any manner the rights of the Lenders or the Credit Parties hereunder or thereunder, waive, on such terms and conditions as Required Lenders or Administrative Agent, as the case may be, may specify in such instrument, any of the requirements of this Agreement or the other Credit Documents or any Default or Event of Default and its consequences or consent to any acts or omissions of the Credit Parties hereunder or under any other Credit Document that, but for such consent, would constitute a Default or Event of Default hereunder or thereunder; provided that no such waiver, amendment, supplement, modification, consent or waiver shall directly or indirectly:
(a)(i) reduce or forgive any portion of any Loan or extend the final scheduled maturity date of any Loan or reduce the stated interest rate (provided that only the consent of

Required Lenders shall be necessary to waive any obligation of Borrowers to pay interest at the Default Rate or amend Section 2.04(d)), or (ii) reduce or forgive any portion or extend the date for the payment, of any interest or fee payable hereunder (other than as a result of waiving the applicability of any post-default increase in interest rates and other than as a result of a waiver or amendment of any mandatory prepayment of Loans (which shall not constitute an extension, forgiveness or postponement of any date for payment of principal, interest or fees)), or (iii) amend or modify any provisions of Section 4.02(d) or any other provision that provides for the pro rata nature of disbursements by or payments to the Lenders, in each case without the written consent of each Lender directly and adversely affected thereby;
(b)amend, modify or waive any provision of this Section 12.01 or reduce the percentages specified in the definitions of the term “Required Lenders” or consent to the assignment or transfer by any Credit Party of its rights and obligations under any Credit Document to which it is a party (except as permitted pursuant to Section 9.03), in each case without the written consent of each Lender directly and adversely affected thereby;
(c)increase the aggregate amount of any Commitment of any Lender without the consent of such Lender;
(d)amend, modify or waive any provision of Article XI without the written consent of the then-current Collateral Agent and Administrative Agent; or
(e)release (i) any Borrower, (ii) all or substantially all Guarantors under Article VI (except as expressly permitted by Article VI), or (iii) any Liens in favor of Collateral Agent or the Lenders on all or substantially all of the Collateral under the Security Documents (except as expressly permitted thereby and in Section 12.18), in each case without the prior written consent of each Lender.

Notwithstanding the foregoing, no amendment, modification or supplement of this Agreement or any other Credit Document shall be effective without the consent of the Credit Parties unless otherwise expressly provided in this Agreement or such other Credit Document.

SECTION 12.02Notices and Other Communications; Facsimile Copies.
(a)General.  Unless otherwise expressly provided herein, all notices and other communications provided for hereunder or under any other Credit Document shall be in writing (including by facsimile or other electronic transmission).  All such written notices shall be mailed, faxed or delivered to the applicable address or electronic mail address, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:
(i)if to the Credit Parties or Agents, via overnight courier to the address and to the electronic mail address specified for such Person on Schedule 12.02 or to such other address, or electronic mail address as shall be designated by such party in a notice to the other parties; and
(ii)if to any Lender, to the address, facsimile number, electronic mail address or, with respect to notices and other communications between Secured Parties, telephone number specified (A) in Schedule 1.01, (B) after the Closing Date, in its Administrative Questionnaire or (C) by such Lender in a notice to Parent and Agents.

All such notices and other communications shall be deemed to be given or made upon the earlier to occur of (i) actual receipt by the relevant party hereto and (ii) (A) if delivered by hand or by courier, when signed for by or on behalf of the relevant party hereto; (B) if delivered by mail, five Business Days after deposit in the mails, postage prepaid; and (C) if delivered by electronic mail (which form of delivery is subject to the provisions of Section 12.02(c)), when delivered if prior to 5:00 p.m. on a Business Day, and if after 5:00 p.m. on a Business Day, on the next following Business Day. In addition to the foregoing, to be effective, electronic mail notice must originate from an electronic mail address approved by all parties with at least 10 days’ advance written notice to allow parties to allow their systems to properly recognize and allow for delivery of such messages.

(b)Effectiveness of Facsimile Documents and Signatures.  Credit Documents may be transmitted or signed by facsimile or other electronic communication.  The effectiveness of any such documents and signatures shall have the same force and effect as manually signed originals and shall be binding on all Credit Parties, Agents and the Lenders.
(c)Reliance by Agents and Lenders.  Agents and the Lenders shall be entitled to rely and act upon any notices purportedly given by or on behalf of any Credit Party even if such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein.  To the extent permitted by Applicable Law, all telephonic communications with either Agent may be recorded by such Agent, and each of the parties hereto hereby consents to such recording.
SECTION 12.03No Waiver; Cumulative Remedies.  No failure to exercise and no delay in exercising, on the part of any Agent or any Lender, any right, remedy, power or privilege hereunder or under the other Credit Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.  The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.
SECTION 12.04Survival of Representations and Warranties.  All representations and warranties made hereunder and in the other Credit Documents shall survive the execution and delivery of this Agreement and the making of the Loans hereunder.
SECTION 12.05Payment of Expenses and Taxes; Indemnification.  Each Borrower agrees (a) to pay or reimburse each Agent and Arranger for all their costs and expenses reasonably incurred (but limited, in the case of legal fees and expenses of each Agent and Arrangers, to the reasonable fees, charges and disbursements of one primary counsel for Agents and Arranger, taken as a whole, and, if deemed reasonably necessary by Administrative Agent, one local counsel to such Persons, taken as a whole, in any relevant jurisdiction) in connection with due diligence in respect of the transactions contemplated by this Agreement, the development, preparation and execution of, and any amendment, supplement, or modification to, this Agreement and the other Credit Documents, including in connection with an initial syndication, and any other documents prepared in connection herewith or therewith, and the consummation, monitoring, oversight and administration of the transactions contemplated hereby and thereby, (b) to pay or reimburse each Lender and each Agent for all their costs and expenses reasonably incurred (but limited, in the case of legal fees and expenses of each Lender and each Agent, to the reasonable fees, charges and disbursements of (i) a single primary counsel to Agents and Lenders, taken as a whole, (ii) a single local counsel to Agents and Lenders, taken as a whole, in each appropriate jurisdiction (which may include a single special counsel acting in multiple jurisdictions) and (iii) in the event of any actual or potential conflict of interest, one additional counsel for each party subject to such conflict) in connection with the exercise, enforcement or preservation of any rights under this Agreement, the other Credit Documents and any such other documents, or in connection with the Loans made hereunder, including all such costs and expenses incurred during any workout, restructuring or negotiations in respect of such Loans, (c) to pay, indemnify, and hold harmless each Lender and Agents from any and all Other Taxes, if any, that may be payable or determined to be payable in connection with the execution and delivery of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, the other Credit Documents and any such other documents, (d) to pay or reimburse Administrative Agent for all reasonable fees, costs and expenses incurred in exercising its rights under Section 8.15 and (e) to pay, indemnify and hold harmless each Lender, Arranger and Agents and their respective Related Parties from and against any and all other liabilities, obligations, losses, damages, fines, fees, penalties, actions, judgments, suits, and reasonable costs, expenses or disbursements of any kind or nature whatsoever, including reasonable fees, disbursements and other charges of counsel (but limited, in the case of such fees, disbursements and other charges, to the reasonable fees, disbursements and other charges of (i) one primary counsel to all Indemnitees (taken as a whole), (ii) if deemed reasonably necessary by Agents, of a single local counsel in each appropriate jurisdiction (which may include a single special counsel acting in multiple jurisdictions) for all such Indemnitees (taken as a whole) and (iii) solely in the case of an actual or potential conflict of interest, one additional counsel to each group of similarly situated affected Indemnitees in each applicable jurisdiction), with respect to the execution, delivery, enforcement, performance and administration of this Agreement, the other Credit Documents and any such other documents, including any of the foregoing relating to a breach by any Credit Party of any representation or warranty in any Credit Document or the violation of, noncompliance with or liability under, any Environmental Law or any actual or alleged presence of Hazardous Materials applicable to the operations of each Credit Party, any of their respective Subsidiaries or any of their Real Property (all the foregoing in this clause (d), collectively, the “Indemnified Liabilities”); provided that the Credit Parties shall not have any obligation hereunder to Agents, Arranger or any Lender nor any of their Related Parties with respect to Indemnified Liabilities arising from the gross negligence or willful misconduct of the party to be indemnified as determined by a final and non-appealable decision of a court of competent jurisdiction.  The agreements in this Section 12.05 shall survive repayment of the Loans and all other amounts payable hereunder and termination of this Agreement.  To the fullest extent permitted by Applicable Law, no Credit Party shall assert, and each Credit Party hereby waives, any claim against any Lender, any Agent and their respective Related Parties, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Credit Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, the Loans or the use of the proceeds thereof.  None of the Lenders, Agents, Arranger or any of their respective Related Parties shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Credit Documents or the transactions contemplated hereby or thereby, except to the extent any such damages arose from the gross negligence or willful misconduct of such Lender, Agent, Arranger or Related Person as determined by a final and non-appealable decision of a court of competent jurisdiction.
SECTION 12.06Successors and Assigns; Participations and Assignments; Replacement of Lenders.
(a)The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that (i) except as set forth in Section 9.03, no Credit Party may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Agent and each Lender (and any attempted assignment or transfer by any Credit Party without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section 12.06.  Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants (to the extent provided in Section 12.06(c)) and, to the extent expressly contemplated hereby, the Related Parties of each of Agents and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.  Notwithstanding anything to the contrary herein, (x) any Lender shall be permitted to pledge or grant a security interest in all or any portion of such Lender’s rights hereunder including any Loans (without the consent of, or notice to or any other action by, any other party hereto) to secure the obligations of such Lender or any of its Affiliates to any Person providing any loan, letter of credit or other extension of credit to or for the account of such Lender or any of its Affiliates and any agent, trustee or representative of such Person and (y) Agents shall be permitted to pledge or grant a security interest in all or any portion of their respective rights hereunder or under the other Credit Documents, including rights to payment (without the consent of, or notice to or any other action by, any other party hereto), to secure the obligations of such Agent or any of its Affiliates to any Person providing any loan, letter of credit or other extension of credit to or for the account of such Agent or any of its Affiliates and any agent, trustee or representative of such Person.

(b)Subject to the conditions set forth in Section 12.06(b)(ii), any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitments or the Loans at the time owing to it) with the prior written consent (which consent, in each case, shall not be unreasonably withheld, conditioned or delayed) of Administrative Agent; provided that no consent of Administrative Agent shall be required for an assignment to a Lender, an Affiliate of a Lender or an Approved Fund and the withholding of consent by Administrative Agent to an assignment to any Affiliate of any Credit Party shall be deemed to be not unreasonable;
(i)Assignments shall be subject to the following additional conditions:
(A)except in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund or an assignment of the entire remaining amount of the assigning Lender’s Commitments or Loans, the amount of the Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to Administrative Agent) shall not be less than $1,000,000, unless Administrative Agent otherwise consents, which consent, in each case, shall not be unreasonably withheld or delayed; provided, however, that contemporaneous assignments to a single assignee made by Affiliates or related Approved Funds and contemporaneous assignments by a single assignor to Affiliates or related Approved Funds shall be aggregated for purposes of meeting the minimum assignment amount requirement stated above;
(B)each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement as to the Loans so assigned; provided that this paragraph shall not be construed to prohibit the assignment of a proportionate part of all the assigning Lender’s rights and obligations in respect its Loans;
(C)the parties to each assignment shall execute and deliver to Administrative Agent an Assignment and Acceptance, together with a processing and recordation fee of $3,500; provided that only one such fee shall be payable in connection with simultaneous assignments to two or more Approved Funds;
(D)the assignee, if it shall not be a Lender, shall deliver to Administrative Agent an Administrative Questionnaire; and
(E)unless consented to by Required Lenders, no assignment may be made to a Credit Party or an Affiliate of a Credit Party.
(ii)Subject to acceptance and recording thereof pursuant to Section 12.06(b)(iv), from and after the effective date specified in each Assignment and Acceptance, the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.04, 4.03(b) and 12.05).  Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 12.06 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 12.06(c).

(iii)Administrative Agent, acting for this purpose on behalf of Borrowers (but not as an agent, fiduciary or for any other purposes), shall maintain a copy of each Assignment and Acceptance delivered to it and a register in the United States for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amount (and stated interest) of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”).  Further, the Register shall contain the name and address of Administrative Agent and the lending office through which each such Person acts under this Agreement. The entries in the Register shall be conclusive absent manifest error, and the Credit Parties, Agents and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary.  The Register, as in effect at the close of business on the preceding Business Day, shall be available for inspection by any Borrower and any Lender, including pursuant to e-mail or other electronic means, at any reasonable time and from time to time upon reasonable prior notice.
(iv)Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee, the assignee’s completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder) and any written consent to such assignment required by Section 12.06(b)(i), Administrative Agent shall accept such Assignment and Acceptance and record the information contained therein in the Register.  No assignment shall be effective for purposes of this Agreement unless and until it has been recorded in the Register as provided in this Section 12.06(b)
(v)In no event will any Credit Party be obligated to pay or reimburse any costs or expenses incurred by any Agent, Lender or assignee in connection with this Section 12.06(b).
(c)Any Lender may, without the consent of Borrowers or Agents, sell participations to one or more banks or other entities (each, a “Participant”) in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Commitments and the Loans owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) Borrowers, Agents and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement and (iv) no such Participant may be a Credit Party or an Affiliate of a Credit Party.  Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and, as between such Lender, the Credit Parties, Agents and the other Lenders, to approve any amendment, modification, consent or waiver of any provision of this Agreement or any other Credit Document; provided that, notwithstanding the foregoing, such agreement or instrument may provide that (x) if such Participant is an Affiliate of such Lender, the Participant may, as between itself and such Lender (but not as between such Lender, Agents, the Credit Parties and the other Lenders), approve any amendment, modification, consent or waiver of any provision of this Agreement or any other Credit Document and (y) such Lender will not, without the consent of the Participant agree to any amendment, modification, consent or waiver described in clause (i) of the first proviso to Section 12.01.  Subject to Section 12.06(c)(ii), each Borrower agrees that each Participant shall be entitled to the benefits of Section 2.04 and 4.04(a) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 12.06(b).  To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 12.08(a) as though it were a Lender; provided that such Participant agrees to be subject to Section 12.08(a) as though it were a Lender.
(i)A Participant shall not be entitled to receive any greater payment under Section 2.04 or 4.04(a) than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, (A) unless the sale of the participation to such Participant is made with Borrowers’ prior written consent, and (B) except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation; provided that such Change in Law would have been applicable to the Lender from whom the participation was acquired.  A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 4.03(b) that are greater than the applicable Lender unless Borrowers are notified of the participation sold to such Participant and such Participant agrees, for the benefit of Borrowers, to comply with Sections 4.04(a) and 4.04(c) as though it were a Lender.
(ii)Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of Borrowers, maintain at one of its offices in the United States a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Credit Documents (the “Participant Register”).  The entries in the Participant Register shall be conclusive absent manifest error, and the Lender shall treat each person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement.  No Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Credit Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations.  For the avoidance of doubt, Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.
(d)Nothing herein is intended to prevent, impair, limit or otherwise restrict the ability of a Lender to collaterally assign or pledge all or any portion of its interests in the Loans and the other rights and benefits under the Credit Documents to an unaffiliated third party lender of such Lender (each such Person, a “Collateral Assignee”); provided that unless and until Parent receives notification from a Collateral Assignee of such assignment directing payments to be made to such Collateral Assignee, any payment made by Borrowers for the benefit of such Lender in accordance with the terms of the Credit Documents shall satisfy Borrowers’ obligations thereunder to the extent of such payment.  Any such Collateral Assignee, upon foreclosure of its security interests in the Loans pursuant to the terms of such assignment and in accordance with Applicable Law, shall succeed to all the interests of or shall be deemed to be a Lender, with all the rights and benefits afforded thereby, and such transfer shall not be deemed to be a transfer for purposes of and otherwise subject to the provisions of this Section 12.06.  Notwithstanding the foregoing, Lender shall remain responsible for all obligations and liabilities arising hereunder or under any other Credit Document, and, except as otherwise expressly set forth in any applicable pledge or assignment, nothing herein is intended or shall be construed to impose any obligations upon or constitute an assumption by a Collateral Assignee thereof.
SECTION 12.07Pledge of Loans.  The Credit Parties hereby acknowledge that the Lenders and their Affiliates may pledge the Loans as collateral security for loans to the Lenders or their Affiliates.  The Credit Parties shall, to the extent commercially reasonable, cooperate with the Lenders and their Affiliates to effect such pledges at the sole cost and expense of such Lender.  Notwithstanding the foregoing, no pledge shall release the Lender party thereto from any of its obligations hereunder.
SECTION 12.08Adjustments; Set-off.
(a)If any Lender (a “Benefited Lender”) shall at any time receive any payment of all or part of its Loans, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in Section 10.01(h), or otherwise), in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of such other Lender’s Loans or interest thereon, such Benefited Lender shall purchase for cash from the other Lenders a participating interest in such portion of each such other Lender’s Loans, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such Benefited Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders; provided that if all or any portion of such excess payment or benefits is thereafter recovered from such Benefited Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest.  The foregoing provisions of this Section 12.08 shall not apply to payments made and applied in accordance with the terms of this Agreement and the other Credit Documents.
(b)After the occurrence and during the continuance of an Event of Default, to the extent consented to by Administrative Agent, in addition to any rights and remedies of the Lenders provided by law, each Lender shall have the right, without prior notice to any Borrower or any other Credit Party, any such notice being expressly waived by the Credit Parties to the extent permitted by Applicable Law, upon any amount becoming due and payable by any Credit Party hereunder (whether at the stated maturity, by acceleration or otherwise) to set-off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final, but excluding the Excluded Accounts or deposit accounts that consist of cash collateral subject to Permitted Liens), and any other credits, indebtedness or claims, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender or any branch or agency thereof to or for the credit or the account of any Credit Party, as the case may be.  Each Lender agrees promptly to notify Parent and Agents after any such set-off and application made by such Lender; provided that the failure to give such notice shall not affect the validity of such set-off and application.
SECTION 12.09Counterparts.
(a)This Agreement ~~and each other Credit Document~~ may be executed in any number of counterpart signature pages, and by the different parties on different counterparts, each of which when executed shall be deemed an original but all such counterparts taken together shall constitute one and the same instrument. This Agreement will be deemed executed by the parties hereto when each has signed it and delivered its executed signature page to ~~Agents and Lenders~~Administrative Agent by facsimile transmission, electronic transmission or physical delivery. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or in electronic (e.g., “pdf,” “tif” or DocuSign) format shall be effective as delivery of a manually executed counterpart of this Agreement.  No party hereto shall raise the use of digital imaging, DocuSign or electronic mail to deliver a signature or the fact that any signature was transmitted or communicated through the use of a facsimile machine or digital imaging and electronic mail as a defense to the formation of a contract and each such party forever waives any such defense.
(b)The words “execution,” “signed,” “signature,” and words of like import in any Credit Document shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the Illinois State Electronic Commerce Security Act, any other similar state laws based on the Uniform Electronic Transactions Act, Parts 2 and 3 of the Personal Information Protection and Electronic Documents Act (Canada), the Electronic Commerce Act, 2000 (Ontario), or any other similar federal or provincial laws based on the Uniform Electronic Commerce Act of the Uniform Law Conference of Canada or its Uniform Electronic Evidence Act, as the case may be.
SECTION 12.10Severability.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
SECTION 12.11Integration.  This Agreement, the other Credit Documents and the Warrant Agreements represent the agreement of the Credit Parties, Agents and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by any party hereto or thereto relative to the subject matter hereof not expressly set forth or referred to herein or in the other Credit Documents.
SECTION 12.12GOVERNING LAW.  THIS AGREEMENT, THE OTHER CREDIT DOCUMENTS (UNLESS EXPRESSLY PROVIDED OTHERWISE THEREIN) AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF ILLINOIS, WITHOUT REFERENCE TO CONFLICTS OF LAW PROVISIONS WHICH WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

SECTION 12.13Submission to Jurisdiction; Waivers.  Each party hereto hereby irrevocably and unconditionally:
(a)submits, for itself and its property, to the exclusive jurisdiction of any state court of the state of Illinois sitting in Cook County and of the United States District Court of the Northern District of Illinois, and any appellate court from any thereof, in any action or proceeding arising out of or relating to any Credit Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such Illinois State court or, to the extent permitted by Applicable Laws, in such federal court.  Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Applicable Laws.  Nothing in this Agreement or any other Credit Document or otherwise shall affect any right that Administrative Agent, Collateral Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Credit Document against any Credit Party or its properties in the courts of any jurisdiction in connection with the exercise of any rights under any Security Document or the enforcement of any judgment;
(b)consents that any such action or proceeding shall be brought in such courts, and agrees not to plead or claim and waives, to the fullest extent permitted by Applicable Laws, any objection that it may now or hereafter have to the venue of any such action or proceeding arising out of or relating to this Agreement or any other Credit Document in any court referred to in Section 12.13(a).  Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by Applicable Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court;
(c)agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the applicable party at its respective address set forth in Schedule 12.02 or at such other address of which Agents shall have been notified pursuant to Section 12.02.  Nothing in this Agreement or any other Credit Document will affect the right of any party to this Agreement to serve process in any other manner permitted by Applicable Law;
(d)waives, to the maximum extent not prohibited by law, all rights of rescission, setoff, counterclaims, and other defenses in connection with the repayment of the Obligations; and
(e)waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 12.13 any special, exemplary, punitive or consequential damages.
SECTION 12.14Acknowledgments.  Each Credit Party hereby acknowledges that:
(a)it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Credit Documents;
(b)neither Agents, Arranger, nor any Lender has any fiduciary relationship with or duty to the Credit Parties arising out of or in connection with this Agreement or any of the other Credit Documents, and the relationship between any Agent, Arranger and the Lenders, on one hand, and the Credit Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(c)no joint venture is created hereby or by the other Credit Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Credit Parties and the Lenders.
SECTION 12.15WAIVERS OF JURY TRIAL.  THE CREDIT PARTIES, AGENTS AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.
SECTION 12.16Confidentiality.  Each Agent and Lender shall hold all non-public information relating to any Credit Party or any Subsidiary of any Credit Party obtained pursuant to the requirements of this Agreement or in connection with such Lender’s evaluation of whether to become a Lender hereunder (“Confidential Information”) confidential in accordance with its customary procedure for handling confidential information of this nature and (in the case of a Lender that is a bank) in accordance with safe and sound banking practices (it being understood that each such Agent or Lender that becomes a party to this Agreement after the Closing Date will be informed of the confidential nature of such information and bound by this Section 12.16); provided that Confidential Information may be disclosed by any Agent or Lender:
(a)as required or requested by any governmental or regulatory agency or representative thereof;
(b)if and to the extent required pursuant to legal or regulatory process;
(c)as reasonably required in connection with the enforcement of any rights or exercise of any remedies by such Agent or Lender under this Agreement or any other Credit Document or any action or proceeding relating to this Agreement or any other Credit Document;
(d)to such Agent’s or Lender’s attorneys, professional advisors, accountants, independent auditors, clients, service providers or Affiliates; provided that such recipient is bound by an obligation not to disclose such Confidential Information,
(e)in connection with:
(i)the establishment of any special purpose funding vehicle with respect to the Loans,
(ii)any pledge permitted under Section 12.07;
(iii)any prospective assignment of, or participation in, its rights and obligations pursuant to Section 12.06, to prospective assignees or Participants, as the case may be (it being understood that each such Persons will be informed of the confidential nature of such information and instructed to keep such information confidential on the same terms as this Section 12.16); and
(iv)any actual or proposed credit facility for loans, letters of credit or other extensions of credit to or for the account of such Agent or Lender or any of its Affiliates, to any Person providing or proposing to provide such loan, letter of credit or other extension of credit or any agent, trustee or representative of such Person (it being understood that each such Persons will be informed of the confidential nature of such information and instructed to keep such information confidential on the same terms as this Section 12.16); or
(f)to any rating agency;
(g)with the consent of Parent; or
(h)to the extent required, or to the extent counsel to Agents or to any Lender reasonably determines is required to be disclosed in connection with any public filing by Agents or such Lender;

provided that in the case of clause (e) hereof, the Person to whom Confidential Information is so disclosed is advised of and has been directed to comply with the provisions of this Section 12.16. The applicable Agent or Lender shall endeavor to provide prior notice to Parent of any disclosure permitted under clauses (a), (b), (f) or (h) and a reasonable opportunity to obtain a protective order from the Person to whom Confidential Information is to be provided, in each case, if the circumstances of such disclosure so allow and only if permitted under Applicable Law; provided, however, that the failure to provide, or endeavor to provide, any such notice or to provide a reasonable opportunity to obtain a protective order shall not be deemed a default or breach of this Agreement by any Secured Party.

Notwithstanding the foregoing, each Agent and each Lender shall have the right to publicize, for general marketing and related promotional purposes, their relationship to the Credit Parties and the fact that they have extended the Loans to the Credit Parties (the “Promotional Rights”) with the consent of Parent, which consent shall not be unreasonably withheld, delayed or conditioned, and, in connection therewith, each Credit Party hereby grants to each Agent and each Lender a royalty free, non-exclusive limited license to use such Credit Party’s name and logos, now existing or hereafter acquired, in any literature, advertisements, websites, promotional or other marketing materials now or hereafter used by such Agent or Lender.

Notwithstanding the foregoing, no Agent or Lender shall have any obligation to keep information confidential if such information: (i) is or becomes public from a source other than an Agent or a Lender, or one of an Agent’s or a Lender’s Affiliates, consultants or legal or financial advisors in breach of this Agreement, (ii) is, was or becomes known on a non-confidential basis to or discovered by an Agent, any Lender or any of their Affiliates, consultants or legal or financial advisors independently from communications by or on behalf of any Credit Party, or (iii) is independently developed by an Agent without use of such confidential information, provided that, the source of such information was not known to be bound by a confidentiality agreement with (or subject to any other contractual, legal or fiduciary obligation of confidentiality to) the relevant Credit Party.

EACH AGENT AND EACH LENDER ACKNOWLEDGES THAT CONFIDENTIAL INFORMATION (AS DEFINED IN THIS SECTION 12.16) FURNISHED TO IT PURSUANT TO THIS AGREEMENT MAY INCLUDE MATERIAL NON-PUBLIC INFORMATION CONCERNING ANY CREDIT PARTY AND ITS RELATED PARTIES OR THEIR RESPECTIVE SECURITIES, AND CONFIRMS THAT IT HAS DEVELOPED COMMERCIALLY REASONABLE COMPLIANCE PROCEDURES REGARDING THE USE OF MATERIAL NON-PUBLIC INFORMATION AND THAT IT WILL HANDLE SUCH MATERIAL NON-PUBLIC INFORMATION IN ACCORDANCE WITH THOSE PROCEDURES AND APPLICABLE LAW, INCLUDING FEDERAL AND STATE SECURITIES LAWS.

ALL INFORMATION, INCLUDING WAIVERS AND AMENDMENTS, FURNISHED BY THE CREDIT PARTIES OR ANY AGENT PURSUANT TO, OR IN THE COURSE OF ADMINISTERING, THIS AGREEMENT WILL BE SYNDICATE-LEVEL INFORMATION, WHICH MAY CONTAIN MATERIAL NON-PUBLIC INFORMATION ABOUT THE CREDIT PARTIES AND THEIR RELATED PARTIES OR THEIR RESPECTIVE SECURITIES. ACCORDINGLY, EACH LENDER REPRESENTS TO THE CREDIT PARTIES AND AGENTS THAT IT HAS IDENTIFIED IN ITS ADMINISTRATIVE QUESTIONNAIRE A CREDIT CONTACT WHO MAY RECEIVE INFORMATION THAT MAY CONTAIN MATERIAL NON-PUBLIC INFORMATION IN ACCORDANCE WITH ITS COMPLIANCE PROCEDURES AND APPLICABLE LAW.

SECTION 12.17Press Releases, Etc.  Except if and to the extent required by Applicable Law, each Credit Party will not, and will not permit any of its respective Subsidiaries, directly or indirectly, to publish any press release or other similar public disclosure or announcements (including any marketing materials) regarding this Agreement, the other Credit Documents, or any of the Transactions, without the consent of Administrative Agent, which consent shall not be unreasonably withheld.

SECTION 12.18Releases of Guarantees and Liens.   Notwithstanding anything to the contrary contained herein or in any other Credit Document, Collateral Agent is hereby irrevocably authorized by each Secured Party (without requirement of notice to or consent of any Secured Party) to take any action requested by Borrowers having the effect of releasing any Liens on Collateral or guarantee obligations (i) to the extent necessary to permit consummation of any transaction not prohibited by any Credit Document or that has been consented to in accordance with Section 12.01 or (ii) under the circumstances described in Section 12.18(b).
(a)At such time as (i) the Loans and the other Obligations (other than Unasserted Contingent Obligations) shall have been paid in full and (ii) the Commitments have been terminated, the Collateral shall be released from the Liens created by the Security Documents, and the Security Documents and all obligations (other than those expressly stated to survive such termination) of Collateral Agent and each Credit Party under the Security Documents shall terminate, all without delivery of any instrument or performance of any act by any Person.
(b)Upon request by Collateral Agent at any time, Required Lenders will confirm in writing Collateral Agent’s authority to release its interest in particular types or items of property, or to release any guarantee obligations pursuant to this Section 12.18.  In each case as specified in this Section 12.18, Collateral Agent will (and each Lender irrevocably authorizes Collateral Agent to), at Borrowers’ expense, execute and deliver to the applicable Credit Party such documents as such Credit Party may reasonably request to evidence the release of such item of Collateral or guarantee obligation from the assignment and security interest granted under the Security Documents, in each case in accordance with the terms of the Credit Documents and this Section 12.18.
SECTION 12.19USA Patriot Act.  Each Lender hereby notifies each Credit Party that pursuant to the requirements of the Patriot Act, it is required to obtain, verify and record information that identifies the Credit Parties, which information includes the name and address of each Credit Party and other information that will allow such Lender to identify each Credit Party in accordance with the Patriot Act.  Each Credit Party agrees to provide all such information to the Lenders upon request by any Agent at any time, whether with respect to any Person who is a Credit Party on the Closing Date or who becomes a Credit Party thereafter.
SECTION 12.20No Fiduciary Duty.  Each Credit Party, on behalf of itself and its Subsidiaries, agrees that in connection with all aspects of the transactions contemplated hereby and any communications in connection therewith, the Credit Parties, their respective Subsidiaries and Affiliates, on the one hand, and Agents, Arranger, the Lenders and their respective Affiliates, on the other hand, will have a business relationship that does not create, by implication or otherwise, any fiduciary duty on the part of Agents, Arranger, the Lenders or their respective Affiliates, and no such duty will be deemed to have arisen in connection with any such transactions or communications.
SECTION 12.21Authorized Officers.  The execution of any certificate requirement hereunder by an Authorized Officer shall be considered to have been done solely in such Authorized Officer’s capacity as an officer of the applicable Credit Party (and not individually).  Notwithstanding anything to the contrary set forth herein, each of the Secured Parties shall (a) be entitled to rely and act on any certificate, notice or other document delivered by or on behalf of any Person purporting to be an Authorized Officer of a Credit Party unless such Secured Party shall have received prior written notice to the contrary from Parent and (b) have no duty to inquire as to the actual incumbency or authority of such Person.
SECTION 12.22Subordination of Intercompany Indebtedness.  The Credit Parties hereby agree that all present and future Indebtedness of any Credit Party to any other Credit Party (“Intercompany Indebtedness”) shall be subordinate and junior in right of payment and priority to the Obligations, and each Credit Party agrees not to make, demand, accept or receive any payment in respect of any present or future Intercompany Indebtedness, including any payment received through the exercise of any right of setoff, counterclaim or cross claim, or any collateral therefor, unless and until such time as the Obligations shall have been indefeasibly paid in full; provided that, so long as no Default or Event of Default shall have occurred and be continuing and no Default or Event of Default shall be caused thereby and such Indebtedness is expressly permitted hereunder, the Credit Parties may make and receive such payments in respect of Intercompany Indebtedness as shall be customary in the ordinary course of the Credit Parties’ business.  Without in any way limiting the foregoing, in any Insolvency Event, or any receivership, liquidation, reorganization, dissolution or other similar proceedings relative to any Credit Party or to its businesses, properties or assets, the Lenders shall be entitled to receive payment in full of all of the Obligations before any Credit Party shall be entitled to receive any payment in respect of any present or future Intercompany Indebtedness.
SECTION 12.23Electronic Communication.  Each Credit Party agrees that Administrative Agent may, but shall not be obligated to, make the Communications available to the Lenders by posting the Communications on Debt Domain, Intralinks, Syndtrak or a substantially similar electronic transmission system (the “Platform”).  The Platform is provided “as is” and “as available.”
SECTION 12.24Original Issue Discount. The Credit Parties, Administrative Agent and the Lenders, as applicable, agree (i) that the Notes are debt for federal income Tax purposes, (ii) that the Notes and the Warrant Agreements issued to the Lenders constitute a single debt instrument for purposes of Sections 1271 through 1275 of the Code and the Treasury Regulations thereunder (pursuant to Treasury Regulations Section 1.1275-2(c)), that such debt instrument is issued with original issue discount (“OID”), and that such debt instrument is described in Treasury Regulations Section 1.1272-1(c)(2) and therefore is governed by the rules set out in Treasury Regulations Section 1.1272-1(c), including Section 1.1272-1(c)(5), and is not governed by the rules set out in Treasury Regulations Section 1.1275-4, (iii) that the Lenders shall have 30 days to review and approve any calculation by the Credit Parties regarding the amount of OID for any accrual period on the Notes and the Warrant Agreements, as applicable, such approval not to be unreasonably withheld, (iv) not to file any Tax Return, report or declaration inconsistent with the foregoing, unless otherwise required by Applicable Law and (v) any such OID shall constitute principal for all purposes under this Agreement.
SECTION 12.25Tax Treatment.  Borrowers and the Lenders agree that the Loans are indebtedness of Borrowers for U.S. federal income Tax purposes.  Each party to this Agreement agrees not to take any Tax position inconsistent with such Tax characterization and shall not report the transactions arising under this Agreement in any manner other than the issuance of debt obligations on all applicable Tax returns unless otherwise required by a final determination within the meaning of Section 1313(a) of the Code (or a similar final determination under applicable state or local Law).

SECTION 12.26Trading of Parent Capital Stock.  Each of the Lenders hereby represents and warrants that, as of the Closing Date, such Lender has not sold any Capital Stock of Parent in the 10 Business Days prior to the Closing Date.

ARTICLE XIII
Additional Covenants and Agreements.
SECTION 13.01Cannabis Laws.  Agents and the Credit Parties acknowledge that although certain U.S. State Cannabis Laws have legalized the cultivation, distribution, sale and possession of cannabis and related products, (a) the nature and scope of U.S. Federal Cannabis Laws may result in circumstances where activities permitted under U.S. State Cannabis Laws may contravene U.S. Federal Cannabis Laws and (b) engagement in Restricted Cannabis Activities may contravene U.S. Federal Cannabis Laws.  Accordingly, for the purpose hereof, each representation, covenant and other provision hereof relating to compliance with Applicable Law will be subject to the following: (i) engagement in any activity that is permitted by U.S. State Cannabis Laws but contravenes U.S. Federal Cannabis Laws, and in respect of which the applicable Government Authorities have agreed, or are bound by Applicable Law (e.g., the proposed Secure and Fair Enforcement (SAFE) Banking Act (H.R. 1595) and the proposed Clarifying Law Around Insurance of Marijuana (CLAIM) Act (H.R. 4074 and Senate Bill 2201)), to forego or have otherwise suspended prosecution and enforcement of such U.S. Federal Cannabis Laws will not, in and of itself, be deemed to be non-compliance with Applicable Law; (ii) engagement in any Restricted Cannabis Activity will be deemed to be non-compliance with Applicable Law; and (iii) if any Change in Cannabis Law results in the business activities of any Credit Party becoming Restricted Cannabis Activities, such Change in Cannabis Law will be deemed to have had a Material Adverse Effect. Nothing contained in this Agreement shall require the Credit Parties to violate any provision of U.S. State Cannabis Laws or attending regulations, as applicable.

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